UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Newell Rubbermaid Inc.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 11, 2010

To the Stockholders of NEWELL RUBBERMAID INC.:

You are cordially invited to attend the annual meeting of stockholders of NEWELL RUBBERMAID INC. (the “Company”) to be held on Tuesday, May 11, 2010, at 9:00 a.m., local time at Newell Rubbermaid’s corporate headquarters, Three Glenlake Parkway, Atlanta, Georgia.

At the annual meeting, you will be asked to:

•	Elect the four directors of the Company nominated by the Board of Directors to serve for a term of three years;

•	Approve the Newell Rubbermaid Inc. 2010 Stock Plan;

•	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2010; and

•	Transact such other business as may properly come before the annual meeting and any adjournment or postponement of the annual meeting.

Only stockholders of record at the close of business on March 17, 2010 may vote at the annual meeting or any adjournment or postponement thereof.

Whether or not you plan to attend the annual meeting, please act promptly to vote your shares with respect to the proposals described above. You may vote your shares by marking, signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided. You also may vote your shares by telephone or through the Internet by following the instructions set forth on the proxy card. If you attend the annual meeting, you may vote your shares in person, even if you have previously submitted a proxy in writing, by telephone or through the Internet.

By Order of the Board of Directors,

John K. Stipancich
Senior Vice President—General Counsel & Corporate Secretary

April 1, 2010

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on

May 11, 2010—the Company’s Proxy Statement and 2009 Annual Report to Stockholders are available at

http://www.edocumentview.com/NWL2010

NEWELL RUBBERMAID INC.

Three Glenlake Parkway

Atlanta, Georgia 30328

PROXY STATEMENT FOR ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON MAY 11, 2010

You are receiving this Proxy Statement and proxy card from us because you own shares of common stock of Newell Rubbermaid Inc. (the “Company”). This Proxy Statement describes the items on which the Company would like you to vote. It also gives you information so that you can make an informed voting decision. The Company first mailed this Proxy Statement and the proxy card to stockholders on or about April 1, 2010.

DATE, TIME AND PLACE OF THE ANNUAL MEETING

The Company will hold the annual meeting at Newell Rubbermaid’s corporate headquarters, Three Glenlake Parkway, Atlanta, Georgia, at 9:00 a.m., local time, on Tuesday, May 11, 2010.

QUESTIONS AND ANSWERS ABOUT

VOTING AT THE ANNUAL MEETING AND RELATED MATTERS

Who is entitled to vote at the annual meeting?

Record holders of the Company’s common stock at the close of business on March 17, 2010 are entitled to notice of and to vote at the annual meeting. On the record date, approximately 278,952,683 shares of common stock were issued and eligible to vote.

What constitutes a quorum for the annual meeting?

A quorum of stockholders is necessary to take action at the annual meeting. A majority of the outstanding shares of common stock of the Company, present in person or by proxy, will constitute a quorum. Votes cast in person or by proxy at the annual meeting will be tabulated by the inspectors of election appointed for the annual meeting. The inspectors of election will determine whether a quorum is present at the annual meeting. The inspectors of election will treat instructions to withhold authority, abstentions and broker non-votes as present for purposes of determining the presence of a quorum. In the event that a quorum is not present at the annual meeting, the Company expects that the annual meeting will be adjourned to solicit additional proxies.

How are votes counted?

You are entitled to one vote for each share you own on the record date on the election of directors and each proposal to be considered at the annual meeting. If your common stock is held in “street name” (i.e., in the name of a bank, broker or other record holder), you will need to instruct your broker or bank regarding how to vote your common stock. Pursuant to recent New York Stock Exchange (“NYSE”) rule changes, your broker or bank does not have discretion to vote your common stock without your instructions regarding the election of directors and the approval of the Newell Rubbermaid Inc. 2010 Stock Plan (the “2010 Stock Plan”). If you do not provide your broker or bank with voting instructions regarding these proposals, your shares of common stock will not be considered present at the Annual Meeting of Stockholders for purposes of voting on these proposals. However, please note that banks and brokers that have not received voting instructions from their clients may vote their clients’ shares on the ratification of the appointment of Ernst & Young LLP.

How many votes are required to elect a director or approve a proposal?

Election of Directors.    Directors receiving a majority of votes cast with respect to that director’s election (number of shares voted “for” a director must exceed the number of votes cast “against” that director) will be elected as a director. Shares not present, shares not voting and shares voting “abstain” will have no effect on the election of directors.

Approval of the 2010 Stock Plan.    The vote required for approval of this proposal is the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote at the annual meeting. With respect to this proposal, you may vote in favor of or against this item or you may abstain from voting. Any proxy marked “abstain” with respect to this item will have the effect of a vote against this proposal. In addition, with respect to this proposal only, the rules of the NYSE require that the total votes cast (including “for,” “against” and “abstain”) on this proposal must represent over 50% of all common stock entitled to vote on the proposal.

Ratification of the Appointment of Ernst & Young LLP and any Other Proposals.    The vote required for the ratification of the appointment of Ernst & Young LLP and any other proposal that may properly come before the annual meeting or any adjournment or postponement of the meeting is the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote at the annual meeting. With respect to any such proposal, you may vote in favor of or against the item or you may abstain from voting. Any proxy marked “abstain” with respect to the item will have the effect of a vote against the proposal.

How do I vote my shares?

You may attend the annual meeting and vote your shares in person. You also may choose to submit your proxies by any of the following methods:

•

Voting by Mail.    If you choose to vote by mail, simply complete the enclosed proxy card, date and sign it, and return it in the postage-paid envelope provided. Your shares will be voted in accordance with the instructions on your proxy card. If you sign your proxy card and return it without marking any voting instructions, your shares will be voted FOR the election of all director nominees, FOR the approval of the 2010 Stock Plan, FOR the ratification of the appointment of Ernst & Young LLP, and in the discretion of the persons named as proxies on all other matters that may properly come before the annual meeting or any adjournment or postponement of the meeting.

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Voting by Telephone.    You may vote your shares by telephone by calling the toll-free telephone number provided on your proxy card. Telephone voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on your proxy card. The procedures permit you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by telephone, you should not return your proxy card.

•

Voting by Internet.    You also may vote through the Internet by signing on to the website identified on your proxy card and following the procedures described in the website. Internet voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on your proxy card. The procedures permit you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by Internet, you should not return your proxy card.

If you are a stockholder whose shares are held in street name, you must either direct the record holder of your shares how to vote your shares or obtain a proxy, executed in your favor, from the record holder to be able to vote at the annual meeting.

This Proxy Statement is also being used to solicit voting instructions for the shares of the Company’s common stock held by the trustee of the Newell Rubbermaid Inc. 401(k) Savings and Retirement Plan for the benefit of plan participants. Participants in this plan have the right to direct the trustee regarding how to vote the shares of Company stock credited to their accounts. Unless otherwise required by law, the shares credited to each participant’s account will be voted as directed. Participants in this plan may direct the trustee by telephone, through the Internet or by completing and returning a voting card. If valid instructions are not received from a 401(k) Savings and Retirement Plan participant by May 7, 2010, a participant’s shares will be voted proportionately by the trustee in the same manner in which the trustee votes all shares for which it has received valid instructions.

How may I revoke or change my vote?

You may revoke your proxy at any time before it is voted at the annual meeting by any of the following methods:

•	Submitting a later-dated proxy by mail, over the telephone or through the Internet.

•

Sending a written notice, including by facsimile, to the Corporate Secretary of the Company. You must send any written notice of a revocation of a proxy so that it is received before the taking of the vote at the annual meeting to:

Newell Rubbermaid Inc.

Three Glenlake Parkway

Atlanta, Georgia 30328

Facsimile: 1-770-677-8717

Attention: Corporate Secretary

•

Attending the annual meeting and voting in person. Your attendance at the annual meeting will not in and of itself revoke your proxy. You must also vote your shares at the annual meeting. If your shares are held in “street name” by a bank, broker or other record holder, you must obtain a proxy, executed in your favor, from the record holder to be able to vote at the annual meeting.

If you require assistance in changing or revoking your proxy, please contact the Company’s proxy solicitor at the following address or telephone number:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Phone Number: 1-800-662-5200

Who will count the votes?

Representatives from the Company’s transfer agent, Computershare Trust Company, N.A., will tabulate the votes and act as independent inspectors of election for the annual meeting.

Where can I find the voting results of the annual meeting?

The Company will include the voting results of the annual meeting in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission not later than May 17, 2010.

Who will pay the costs of solicitation of proxies?

This Proxy Statement and the accompanying proxy card are being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of the Company. The Company will pay the costs of soliciting proxies.

Who is the Company’s proxy solicitor?

The Company has retained Morrow & Co., LLC to aid in the solicitation of proxies and to verify certain records related to the solicitation. The Company will pay Morrow & Co., LLC, a fee of $10,000 as compensation for its services and will reimburse it for its reasonable out-of-pocket expenses.

In addition to solicitation by mail, directors, officers and employees of the Company, at no additional compensation, may solicit proxies from stockholders by telephone, facsimile, Internet or in person. Upon request, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending the proxy materials to beneficial owners.

How do I submit a stockholder proposal for the 2011 annual meeting?

To be considered for inclusion in next year’s proxy materials, stockholder proposals to be presented at the Company’s 2011 annual meeting must be in writing and be received by the Company no later than December 2, 2010. At the 2011 annual meeting, the Company’s management will be able to vote proxies in its discretion on any proposal not included in the Company’s proxy statement for such meeting if the Company does not receive notice of the proposal on or before February 10, 2011.

If a stockholder does not submit a proposal for inclusion in next year’s proxy statement, but instead wishes to present it directly at the 2011 annual meeting, the Company’s By-Laws require that the stockholder notify the Company of such proposal in writing no later than 90 days prior to the anniversary date of the 2010 Annual Meeting, or February 10, 2011. The stockholder must also comply with the requirements of Section 2.12 of the Company’s By-Laws with respect to stockholder proposals.

How do I nominate a candidate for election as a director at the 2011 annual meeting?

Any stockholder wishing to nominate a candidate for election as a director at the Company’s 2011 annual meeting must notify the Company in writing no later than February 10, 2011. Such notice must include appropriate biographical information and otherwise comply with the requirements of the Company’s Restated Certificate of Incorporation and By-Laws relating to stockholder nominations of directors.

How do I provide a notice of my intention to present proposals and director nominations at the 2011 annual meeting?

Notices of intention to present proposals and director nominations at the 2011 annual meeting or requests in connection therewith, including requests for copies of the relevant provisions of the Company’s Restated Certificate of Incorporation or By-Laws relating to proposals and director nominations, should be addressed to Newell Rubbermaid Inc., Three Glenlake Parkway, Atlanta, Georgia 30328, Attention: Corporate Secretary.

How can I obtain a copy of the Company’s 2009 annual report on Form 10-K?

A copy of the Company’s 2009 annual report on Form 10-K (including the financial statements and financial statement schedules), as filed with the Securities and Exchange Commission, may be obtained without charge upon written request to the office of the Corporate Secretary of the Company at Three Glenlake Parkway, Atlanta, Georgia 30328. A copy of the Company’s Form 10-K and other periodic filings also may be obtained under the “SEC Filings” link on the Company’s website at www.newellrubbermaid.com and from the Securities and Exchange Commission’s EDGAR database at www.sec.gov.

Could other business be conducted at the annual meeting?

The Board of Directors does not know of any business to be brought before the annual meeting other than the matters described in the notice of annual meeting. However, if any other matters properly come before the annual meeting or any adjournment or postponement of the annual meeting, each person named in the accompanying proxy intends to vote the proxy in accordance with his judgment on such matters.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of 12 directors who are divided into three classes, with each class elected for a three-year term. The Board of Directors has nominated Scott S. Cowen, Cynthia A. Montgomery, Michael B. Polk and Michael A. Todman for re-election as Class II directors at the annual meeting. As previously announced, William D. Marohn will retire at the annual meeting of stockholders in accordance with the Company’s Corporate Governance Guidelines. In connection with Mr. Marohn’s retirement, the number of directors will be reduced to 11. If re-elected, Scott S. Cowen, Cynthia A. Montgomery, Michael B. Polk and Michael A. Todman will serve until the annual meeting of stockholders to be held in 2013 and until their successors have been duly elected and qualified.

Proxies will be voted, unless otherwise indicated, FOR the election of the four nominees for director. All of the nominees are currently serving as directors of the Company and have consented to serve as directors if elected at this year’s annual meeting. The Company has no reason to believe that any of the nominees will be unable to serve as a director. However, should any nominee be unable to serve if elected, the Board of Directors may reduce the number of directors, or proxies may be voted for another person nominated as a substitute by the Board of Directors.

The Board of Directors unanimously recommends that you vote FOR the election of each nominee for director.

Information about the nominees and the continuing directors whose terms expire in future years is set forth below.

Name and Background	Director Since

Nominees for Class II Directors—Term Expiring in 2013

Scott S. Cowen, age 63, has been the President of Tulane University and Seymour S Goodman Memorial Professor of Business since 1998. From 1984 to 1998, Dr. Cowen served as Dean and Albert J. Weatherhead, III Professor of Management, Weatherhead School of Management, Case Western Reserve University. Prior to his departure in 1998, Dr. Cowen had been associated with Case Western Reserve University in various capacities since 1976. Dr. Cowen is also a director of American Greetings Corp. (a manufacturer of greeting cards and related merchandise), Forest City Enterprises (a real estate developer) and Jo-Ann Stores (an operator of retail fabric shops). Dr. Cowen has been a director since the Company completed its merger with Rubbermaid. He has extensive academic and professional expertise in the areas of strategic financial management systems, corporate governance and leadership, including as a consultant with public companies in such areas, significant experience in crisis management (including in connection with recovery from Hurricane Katrina), and substantial institutional knowledge regarding the Company, including its operations and industries, due to his longstanding service to the Board.

1999

Cynthia A. Montgomery, age 57, is the Timken Professor of Business Administration at the Harvard University Graduate School of Business, where she has served on the faculty since 1989. Prior thereto, Dr. Montgomery was a Professor at the Kellogg School of Management at Northwestern University from 1985 to 1989. Dr. Montgomery also serves on the Board of Directors of several Black Rock Mutual Funds, Harvard Business School Publishing and McLean Hospital. Dr. Montgomery has conducted extensive research in the areas of strategy and corporate governance, including in particular issues relating to boards of directors, the creation of value across multiple lines of business, and the role leaders play in developing and implementing strategy. She also has substantial institutional knowledge regarding the Company, including its operations and industries, due to her longstanding service to the Board.

1995

Name and Background	Director Since

Michael B. Polk, age 49, has been President, Unilever Americas (a consumer packaged goods manufacturer and marketer) since 2007. Mr. Polk serves on the Unilever Executive Board and is also responsible for the Customer Development function globally. Mr. Polk joined Unilever in 2003 as Chief Operating Officer Unilever Foods USA and subsequently became President, Unilever USA in 2005. Prior to joining Unilever, Mr. Polk spent sixteen years at Kraft Foods Inc. (a global manufacturer and marketer of packaged foods and beverages) and three years at The Procter & Gamble Company (a manufacturer and marketer of consumer products). At Kraft Foods Mr. Polk was President, Kraft Foods Asia Pacific, President, Biscuits and Snacks Sector, and was a member of the Kraft Foods Management Committee. Mr. Polk brings outstanding global marketing, consumer innovation, customer development, and operations leadership to the Board. He has been successful in leading billion-dollar brands, in managing diverse product categories, and navigating complex geographies. Mr. Polk is a former member of the Board of Directors of The Yankee Candle Company, Inc. (a manufacturer and retailer of home fragrance products).

2009

Michael A. Todman, age 52, has been President, Whirlpool International since December 2009 and has been a member of the Board of Directors of Whirlpool Corporation (a manufacturer and marketer of major home appliances) since January 1, 2006. Prior thereto, he served as President, Whirlpool North America from June 2007 to December 2009. He served as President, Whirlpool International from January 2006 to June 2007 and served as Executive Vice President and President of Whirlpool Europe from October 2001 to January 2006. From March 2001 to October 2001, he served as Executive Vice President, North America of Whirlpool Corporation. From 1993 to 1999, Mr. Todman served in a number of roles at Whirlpool, including Senior Vice President, Sales and Marketing, North America; Vice President, Sears Sales and Marketing; Vice President, Product Management; Controller of North America; Vice President, Consumer Services, Whirlpool Europe; General Manager, Northern Europe; and Director, Finance, United Kingdom. Prior to joining Whirlpool, Mr. Todman held a variety of leadership positions at Wang Laboratories, Inc. (a developer and manufacturer of computer products) and Price Waterhouse and Co. Mr. Todman has distinguished international management experience as well as extensive sales and marketing leadership experience in his career with Whirlpool. He also serves on the Board of Trustees of Georgetown University and the Board of Regents of Loyola University of Chicago.

2007

Class I Directors Continuing in Office—Term Expiring in 2012

Thomas E. Clarke, age 58, has been President of New Business Ventures of Nike, Inc. (a designer, developer and marketer of footwear, apparel, equipment and accessory products) since 2001. Dr. Clarke joined Nike, Inc. in 1980. He was appointed divisional Vice President in charge of marketing in 1987, corporate Vice President in 1989, General Manager in 1990, and served as President and Chief Operating Officer from 1994 to 2000. Dr. Clarke previously held various positions with Nike, Inc., primarily in research, design, development and marketing. Dr. Clarke also serves on the Board of Directors of Starwood, Inc. (a hotels and resorts company). Dr. Clarke has expertise in global brand management, marketing and product development as well as substantial experience in organizational development and knowledge of supply chain operations. He also played an integral role in the globalization of Nike. He also has substantial institutional knowledge regarding the Company, including its operations and industries, due to his longstanding service to the Board.

2003

Name and Background	Director Since

Elizabeth Cuthbert-Millett, age 53, has been a private investor for more than five years. Ms. Cuthbert-Millett is also an adjunct professor in the school of Environment and Natural Resources at University of Wyoming. Ms. Cuthbert-Millett has substantial institutional knowledge regarding the Company, including its operations and industries, due to her longstanding service to the Board.	1995

Domenico De Sole, age 66, has been the Chairman of Tom Ford International since 2005. Prior thereto he was President and Chief Executive Officer of Gucci Group NV, and Chairman of the Group’s Management Board, a post he held from 1995 to 2004. From 1984 to 1994, Mr. De Sole served as Chief Executive Officer of Gucci America. Prior thereto, Mr. De Sole was a partner with Patton Boggs & Blow (a law firm) from 1970 to 1984. Mr. De Sole also serves on the Board of Directors of GAP, Inc. (a clothing retailer), Ermenegildo Zegna (a manufacturer and marketer of men’s luxury clothing), Labelux SA (a manufacturer and marketer of luxury apparel) and is a Member of the Advisory Board of Harvard Law School. Mr. De Sole has extensive global business experience as well as significant expertise in building and developing luxury brands and strengthening global marketing and operations, all of which are relevant to the Company as it invests in growing its premium brands worldwide. Mr. De Sole is a former member of the Boards of Directors of Bausch & Lomb Incorporated (a manufacturer and marketer of eye care products), Delta Air Lines, Inc., The Procter & Gamble Company and Telecom Italia S.p.A.

2007

Steven J. Strobel, age 52, has been the Chief Financial Officer of BlueStar Energy Services (a retail electricity supplier) since August 2009 and is a member of its Board of Directors. Mr. Strobel served as Senior Vice President—Treasurer of Motorola, Inc. (a wireless and broadband communications company) from June 2007 to March 2008. He served as Motorola’s Senior Vice President—Corporate Controller from 2003 to June 2007. From 2000 to 2003, Mr. Strobel was Vice President—Finance and Treasurer for Owens Corning (a manufacturer and marketer of building material and composites systems). From 1996 to 1999, Mr. Strobel served as Owens Corning’s Vice President—Corporate Controller. From 1986 to 1996, Mr. Strobel served in a number of roles with Kraft Foods, a former division of Philip Morris Companies, Inc. (a manufacturer and marketer of consumer products). While at Kraft, he held various financial positions, including Vice President, Finance, Kraft Grocery Products Division; Vice President and Controller, Kraft USA Operations; and Chief Financial Officer, Kraft Foods Canada. Mr. Strobel has substantial experience in financial matters and leadership in both consumer and industrial markets. He also has considerable experience with global, multi-divisional business models and a deep understanding of building brands and driving innovation at well-respected companies. He also has substantial institutional knowledge regarding the Company, including its operations and industries, due to his longstanding service to the Board.

2006

Name and Background	Director Since

Class III Directors Continuing in Office—Term Expiring in 2011

Michael T. Cowhig, age 63, retired in December 2006 as President, Global Technical and Manufacturing of The Procter & Gamble Company – Gillette Global Business Unit, a post he held since October 2005. Prior thereto, he held the position of President, Global Technical and Manufacturing of The Gillette Company from January 2004 to October 2005. Mr. Cowhig joined Gillette in 1968, and thereafter served in a variety of roles, including Senior Vice President, Global Manufacturing and Technical Operations—Stationery Products from 1996 to 1997, Senior Vice President, Manufacturing and Technical Operations—Grooming from 1997 to 2000, Senior Vice President, Global Supply Chain and Business Development from 2000 to 2002, and Senior Vice President, Global Manufacturing and Technical Operations from 2002 to 2004. Mr. Cowhig has considerable operational expertise and global leadership experience, and he has demonstrated success in meeting the demands of product innovation by leveraging manufacturing technology with an intense focus on delivering cost reductions. He also has a strong track record for operational success, proven leadership abilities and knowledge of supply chain operations. Mr. Cowhig also has substantial institutional knowledge regarding the Company, including its operations and industries, due to his longstanding service to the Board. Mr. Cowhig is a former member of the Boards of Directors of Wilsons The Leather Experts Inc. (a specialty retailer of accessories and outerwear) and CCL Industries (a global specialty packaging company).

2005

Mark D. Ketchum, age 60, has been President & Chief Executive Officer of the Company since October 16, 2005. From 1999 to 2004, Mr. Ketchum was President, Global Baby and Family Care of The Procter & Gamble Company. Mr. Ketchum joined Procter & Gamble in 1971, and thereafter served in a variety of roles, including Vice President and General Manager—Tissue/Towel from 1990 to 1996 and President—North American Paper Sector from 1996 to 1999. Mr. Ketchum is also a director of Kraft Foods Inc. Mr. Ketchum has substantial leadership experience as well as significant expertise in operations, brand management and general management. He has demonstrated success in product innovation, brand positioning, category strategy, top-line sales growth and improved profitability on a global basis. Mr. Ketchum also has substantial institutional knowledge regarding the Company, including its operations and industries, due to his longstanding service. Mr. Ketchum is a former member of the Board of Directors of Hillenbrand Industries, Inc. (a provider of medical technologies and related services for the health care industry and provider of funeral services products).

2005

Raymond G. Viault, age 65, retired in January 2005 as Vice Chairman of General Mills, Inc. (a manufacturer and marketer of consumer food products), a post he held since 1996. From 1990 to 1996, Mr. Viault was President of Kraft Jacobs Suchard in Zurich, Switzerland. Mr. Viault was with Kraft General Foods for a total of 20 years, serving in a variety of major marketing and general management positions. Mr. Viault is also a director of VF Corp. (an apparel company), and Safeway Inc. (a food and drug retailer). Mr. Viault has broad experience in global brand building and general management and has substantial expertise in international matters and integration of acquired businesses and has made contributions as a board member of other organizations. He also has substantial institutional knowledge regarding the Company, including its operations and industries, due to his longstanding service to the Board. Mr. Viault is a former member of the Board of Directors of Cadbury plc (a manufacturer and marketer of foods and beverages).

2002

INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

AND CORPORATE GOVERNANCE

General

The primary responsibility of the Board of Directors is to oversee the affairs of the Company for the benefit of the Company’s stockholders. To assist it in fulfilling its duties, the Board of Directors has delegated certain authority to the Audit Committee, the Organizational Development & Compensation Committee and the Nominating/Governance Committee. The duties and responsibilities of these standing committees are described below under “Committees.”

The Board of Directors has adopted the “Newell Rubbermaid Inc. Corporate Governance Guidelines.” The purpose of these guidelines is to ensure that the Company’s corporate governance practices enhance the Board’s ability to discharge its duties on behalf of the Company’s stockholders. The Corporate Governance Guidelines are available under the “Corporate Governance” link on the Company’s website at www.newellrubbermaid.com and may be obtained in print without charge upon written request by any stockholder to the office of the Corporate Secretary of the Company at Three Glenlake Parkway, Atlanta, Georgia 30328. The Corporate Governance Guidelines include:

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a requirement that a majority of the Board will be “independent directors,” as defined under the applicable rules of The New York Stock Exchange, Inc. (“NYSE”) and any standards adopted by the Board of Directors from time to time;

•	a requirement that all members of the Audit Committee, the Organizational Development & Compensation Committee and the Nominating/Governance Committee will be “independent directors”;

•	a requirement that a director submit his or her resignation to the Board for consideration in the event he or she is not elected by a majority of the votes cast in an uncontested election;

•	mandatory director retirement at the annual meeting immediately following the attainment of age 70;

•

regular executive sessions of non-management directors outside the presence of management at least four times a year, provided that if the non-management directors include one or more directors who are not “independent directors” under the applicable NYSE rules, the independent directors also will meet, outside the presence of management in executive session, at least once a year;

•	annual review of the performance of the Board and the Chairman of the Board;

•	regular review of management succession planning and annual performance reviews of the Chief Executive Officer (“CEO”); and

•

the authority of the Board to engage independent legal, financial, accounting and other advisors as it believes necessary or appropriate to assist it in the fulfillment of its responsibilities, without consulting with, or obtaining the advance approval of, any Company officer.

Over the past few years, the Board has responded to several governance issues of interest to stockholders. In 2006, the Board terminated its shareholder rights plan, or poison pill, and adopted a formal procedure in its Corporate Governance Guidelines to address and respond to successful stockholder proposals. In 2007, the Board implemented majority voting for directors; in 2008, stockholders approved a Board-recommended proposal to eliminate supermajority voting requirements in the Company’s charter documents; and in February 2010 the Board adopted a “clawback” policy with respect to the incentive compensation of executive officers.

The positions of Chairperson of the Board and CEO are usually held by different persons. The Board believes that this combination has served the Company well for many years. However, the Board is free to make this choice at any time and in the manner it determines to be best for the Company under the then existing circumstances. Should the Chairperson position be held by the CEO, the Board will appoint a lead Director.

Director Independence

Pursuant to the Corporate Governance Guidelines, the Board of Directors undertook its annual review of director independence in February 2010. During this review, the Board of Directors considered whether or not each director has any material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and has otherwise complied with the requirements for independence under the applicable NYSE rules.

As a result of these reviews, the Board of Directors affirmatively determined that all of the Company’s current directors are “independent” of the Company and its management within the meaning of the applicable NYSE rules and under the standards set forth in the Corporate Governance Guidelines, with the exception of Mark D. Ketchum. Mr. Ketchum is considered an inside director because of his employment as President and CEO of the Company.

In making its independence determinations, the Board of Directors considered that Raymond G. Viault currently serves as a director of Safeway Inc., an entity which purchases the Company’s products in the ordinary course of business. Sales by the Company to Safeway Inc. totaled $4.9 million in 2009, and such sales were made on customary terms. The Board has concluded that, under these facts and circumstances, Mr. Viault’s interest in these transactions is not material and would not influence his actions or decisions as a director of the Company, and that Mr. Viault therefore complies with the requirements for independence under applicable NYSE rules.

Meetings

The Company’s Board of Directors held eight meetings during 2009. All directors attended at least 75% of the Board meetings and meetings of Board committees on which they served. Under the Company’s Corporate Governance Guidelines, each director is expected to attend the annual meeting of the Company’s stockholders. All of the directors attended the 2009 annual meeting of stockholders.

The Company’s non-management directors held four meetings during 2009 separately in executive session without any members of management present. The Company’s Corporate Governance Guidelines provide that the presiding director at each such session is the Chairman of the Board or lead director, or in his or her absence, the person the Chairman of the Board or lead director so appoints. The Chairman of the Board currently presides over executive sessions of the non-management directors.

Committees

The Board of Directors has an Audit Committee, an Organizational Development & Compensation Committee and a Nominating/Governance Committee.

Audit Committee.    The Audit Committee, whose Chair is Dr. Cowen and whose other current members are Mr. Cowhig, Mr. De Sole, Mr. Strobel and Mr. Todman, met 10 times during 2009. The Board of Directors has affirmatively determined that each current member of the committee is an “independent director” within the meaning of the applicable U.S. Securities and Exchange Commission (“SEC”) regulations, the applicable NYSE rules and the Company’s Corporate Governance Guidelines. Further, the Board of Directors has affirmatively determined that each of Dr. Cowen, Mr. Strobel and Mr. Todman is qualified as an “audit committee financial expert” within the meaning of the applicable SEC regulations.

The Audit Committee assists the Board of Directors in fulfilling its fiduciary obligations to oversee:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the qualifications and independence of the Company’s independent registered public accounting firm;

•	the performance of the Company’s internal audit function and independent registered public accounting firm; and

•	the Company’s overall risk management profile and the Company’s process for assessing significant business risks.

In addition, the Audit Committee:

•	is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accounting firm;

•

has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission by employees of concerns regarding questionable accounting or audit matters; and

•	has the authority to engage independent counsel and other advisors as it deems necessary to carry out its duties.

Organizational Development & Compensation Committee.    The Organizational Development & Compensation Committee, whose Chair is Dr. Clarke and whose other current members are Mr. Cowhig, Ms. Cuthbert-Millett, Mr. Todman and Mr. Viault, met seven times during 2009. The Board of Directors has affirmatively determined that each member of the committee is an “independent director” within the meaning of the applicable NYSE rules and the Company’s Corporate Governance Guidelines.

The Organizational Development & Compensation Committee is principally responsible for:

•	assisting the independent directors in evaluating the CEO’s performance and fixing the CEO’s compensation;

•	making recommendations to the Board with respect to incentive-compensation plans, equity based plans and director compensation;

•	reviewing and approving the compensation for executives other than the CEO; and

•	assisting the Board in management succession planning.

Additional information on the Organizational Development & Compensation Committee’s processes and procedures for the consideration and determination of executive and director compensation is addressed below under the caption “Executive Compensation—Compensation Discussion and Analysis.”

Nominating/Governance Committee.    The Nominating/Governance Committee, whose Chair is Mr. Viault and whose other current members are Dr. Clarke, Ms. Cuthbert-Millett, Dr. Montgomery and Mr. Polk, met eight times during 2009. The Board of Directors has affirmatively determined that each member of the Nominating/Governance Committee is an “independent director” within the meaning of the applicable NYSE rules and the Company’s Corporate Governance Guidelines.

The Nominating/Governance Committee is principally responsible for:

•	identifying and recommending to the Board of Directors candidates for nomination or appointment as directors;

•	reviewing and recommending to the Board of Directors appointments to Board committees;

•	developing and recommending to the Board of Directors corporate governance guidelines for the Company and any changes to those guidelines;

•

reviewing, from time to time, the Company’s Code of Business Conduct and Ethics and certain other policies and programs intended to promote compliance by the Company with its legal and ethical obligations, and recommending to the Board of Directors any changes to the Company’s Code of Business Conduct and Ethics and such policies and programs; and

•	overseeing the Board of Directors’ annual evaluation of its own performance.

Each of the above committees acts under a written charter that is available under the “Corporate Governance” link on the Company’s website at www.newellrubbermaid.com and may be obtained in print without charge upon written request by any stockholder to the office of the Corporate Secretary of the Company at Three Glenlake Parkway, Atlanta, Georgia 30328.

Risk Oversight

The Board of Directors has assigned the oversight of risk management of the Company to the Audit Committee. As set forth in the Audit Committee Charter, the Audit Committee oversees the Company’s overall risk management profile and the Company’s process for assessing significant business risks. The Audit Committee reports to the full Board of Directors at least annually regarding the Committee’s findings. Specifically, the Audit Committee:

•

reviews and discusses with management, the Company’s internal auditors and the Company’s independent auditors (i) the Company’s guidelines and policies to govern risk assessment and risk management, including the risk of fraud, (ii) the Company’s major risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies and guidelines, and (iii) the status of the security for the Company’s electronic data processing information systems and the general security of the Company’s people, assets, and information systems;

•

meets or consults with other committees of the Board, as appropriate, to discuss and review the Company’s potential major risk exposures, including but not limited to any such potential risks related to the Company’s compensation programs; and

•

requests management, the Company’s internal auditors and the Company’s independent auditors to identify significant financial risk exposures of the Company and reviews and discusses with management and the independent auditors management’s steps to minimize such financial risk exposures, including reviewing the status of the Company’s financial instruments.

Director Nomination Process

The Nominating/Governance Committee is responsible for identifying and recommending to the Board of Directors candidates for directorships. The Nominating/Governance Committee considers candidates for Board membership who are recommended by members of the Nominating/Governance Committee, other Board members, members of management and individual stockholders. Once the Nominating/Governance Committee has identified prospective nominees for director, the Board is responsible for selecting such candidates. The Board considers candidates for director who are free of conflicts of interest or relationships that may interfere with the performance of their duties.

As set forth in the Corporate Governance Guidelines, the Board seeks to identify as candidates for director a diverse group of persons from various backgrounds and with a variety of life experiences, a reputation for integrity and good business judgment and experience in highly responsible positions in professions or industries relevant to the conduct of the Company’s business. In selecting director candidates, the Board takes into account the current composition and diversity of the Board and the extent to which a candidate’s particular expertise and experience will complement the expertise and experience of other directors. The Board has implemented this policy by establishing a set of directors whose makeup includes eight former CEOs or senior executives of large public companies, at least seven who have extensive international experience, one African-American, two women, one who was born and raised outside the United States and two academics. The Board assesses the effectiveness of this policy by conducting an annual review of its own performance to determine whether the Board and the Nominating/Governance Committee are functioning effectively and in compliance with this policy. The Nominating/Governance Committee is responsible for organizing and overseeing the review process and for soliciting the input of all of the directors.

From time to time, the Nominating/Governance Committee has engaged the services of global executive search firms to assist the Nominating/Governance Committee and the Board of Directors in identifying and evaluating potential director candidates. SpencerStuart identified Mr. Polk as a director candidate and in 2009 recommended his candidacy to the Nominating/Governance Committee. The Nominating/Governance Committee evaluated Mr. Polk against the criteria set forth above and recommended him to the full Board of Directors for election.

A stockholder who wishes to recommend a director candidate for consideration by the Nominating/ Governance Committee should submit such recommendation in writing to the Nominating/Governance Committee at the address set forth below under “Communications with the Board of Directors.” A candidate recommended for consideration must be highly qualified and must be willing and able to serve as a director. Director candidates recommended by stockholders will receive the same consideration given to other candidates and will be evaluated against the criteria outlined above.

Communications with the Board of Directors

The independent members of the Board of Directors have adopted the Company’s “Procedures for the Processing and Review of Stockholder Communications to the Board of Directors,” which provide for the processing, review and disposition of all communications sent by stockholders or other interested persons to the Board of Directors. Stockholders and other interested persons may communicate with the Company’s Board of Directors or any member or committee of the Board of Directors by writing to them at the following address:

Newell Rubbermaid Inc.

Attention: [Board of Directors]/[Board Member]

c/o Corporate Secretary

Newell Rubbermaid Inc.

Three Glenlake Parkway

Atlanta, Georgia 30328

Communications directed to the independent or non-management directors should be sent to the attention of the Chairman of the Board or the Chair of the Nominating/Governance Committee, c/o Corporate Secretary, at the address indicated above.

Any complaint or concern regarding financial statement disclosures, accounting, internal accounting controls, auditing matters or violations of the Company’s Code of Ethics for Senior Financial Officers should be sent to the attention of the General Counsel at the address indicated above or may be submitted in a sealed envelope addressed to the Chair of the Audit Committee, c/o General Counsel, at the same address, and labeled with a legend such as: “To Be Opened Only by the Audit Committee.” Such accounting complaints will be processed in accordance with procedures adopted by the Audit Committee. Further information on reporting allegations relating to accounting matters is available under the “Corporate Governance” link on the Company’s website at www.newellrubbermaid.com.

Code of Ethics

The Board of Directors has adopted a “Code of Ethics for Senior Financial Officers”, which is applicable to the Company’s senior financial officers, including the Company’s principal executive officer, principal financial officer, principal accounting officer and controller. The Company also has a separate “Code of Business Conduct and Ethics” that is applicable to all Company employees, including each of the Company’s directors and officers. Both the Code of Ethics for Senior Financial Officers and the Code of Business Conduct and Ethics are available under the “Corporate Governance” link on the Company’s website at www.newellrubbermaid.com. The Company posts any amendments to or waivers of its Code of Ethics for Senior Financial Officers or to the Code of Business Conduct and Ethics (to the extent applicable to the Company’s directors or executive officers) at the same location on the Company’s website. In addition, copies of the Code of Ethics for Senior Financial Officers and of the Code of Business Conduct and Ethics may be obtained in print without charge upon written request by any stockholder to the office of the Corporate Secretary of the Company at Three Glenlake Parkway, Atlanta, Georgia 30328.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Various Company policies and procedures, which include the Code of Business Conduct and Ethics (applicable to all executive officers and non-employee directors), the Code of Ethics for Senior Financial Officers and annual questionnaires completed by all Company directors and executive officers, require disclosure of transactions or relationships that may constitute conflicts of interest or otherwise require disclosure under applicable SEC rules. Pursuant to its charter, the Company’s Nominating/Governance Committee considers and makes recommendations to the Board of Directors with respect to possible waivers of conflicts of interest or any other provisions of the Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers. Pursuant to the Company’s Corporate Governance Guidelines, the Nominating/Governance Committee also annually reviews the continuing independence of the Company’s nonemployee directors under applicable law or rules of the NYSE and reports its findings to the Board of Directors in connection with its independence determinations.

When the Nominating/Governance Committee learns of a transaction or relationship that may constitute a conflict of interest or may cause a director not to be treated as independent, the Committee determines if further investigation is required and, if so, whether it should be conducted by the Company’s legal, internal audit or other staff or by outside advisors. The Committee reviews and evaluates the transaction or relationship, including the results of any investigation, and makes a recommendation to the Board of Directors with respect to whether a conflict or violation exists or will exist or whether a director’s independence is or would be impaired. The Board of Directors, excluding any director who is the subject of the recommendation, receives the report of the Nominating/Governance Committee and makes the relevant determination. These practices are flexible and are not required by any document.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2009, Dr. Clarke, Mr. Cowhig, Ms. Cuthbert-Millett, Mr. Todman and Mr. Viault served on the Organizational Development & Compensation Committee. No member of the Organizational Development & Compensation Committee was, during 2009, an officer or employee of the Company, was formerly an officer of the Company, or had any relationship requiring disclosure by the Company as a related party transaction under Item 404 of Regulation S-K. During 2009, none of the Company’s executive officers served on the board of directors or the compensation committee of any other entity, any officers of which served either on the Company’s Board of Directors or its Organizational Development & Compensation Committee.

ORGANIZATIONAL DEVELOPMENT &

COMPENSATION COMMITTEE REPORT

The Organizational Development & Compensation Committee of the Board of Directors has furnished the following report to the stockholders of the Company in accordance with rules adopted by the Securities and Exchange Commission.

The Organizational Development & Compensation Committee of the Company states that the Committee reviewed and discussed with management the Company’s Compensation Discussion and Analysis contained in this Proxy Statement.

Based upon the review and discussions referred to above, the Organizational Development & Compensation Committee recommended to the Board of Directors that the Company’s Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted on behalf of the members of the Organizational Development & Compensation Committee:

Thomas E. Clarke, Chair

Michael T. Cowhig

Elizabeth Cuthbert-Millett

Michael A. Todman

Raymond G. Viault

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis explains the material elements of the compensation of the Company’s named executive officers and describes the objectives and principles underlying the Company’s executive compensation program and decisions made in 2009. For 2009, our named executive officers are:

•	Mark D. Ketchum, President and Chief Executive Officer;

•	J. Patrick Robinson, Former Executive Vice President and Chief Financial Officer;

•	Juan R. Figuereo, Executive Vice President and Chief Financial Officer (effective December 7, 2009);

•	Magnus R. Nicolin, Former President, Europe, Middle East and Africa and Newell Rubbermaid Asia Pacific;

•	G. Penny McIntyre, President, Office Products (effective June 15, 2009); and

•	Jay D. Gould, President, Home & Family.

Impact of Global Economic Downturn

In 2009, the continuing global economic decline impacted the compensation of the named executive officers in a number of ways, including:

•	except in a limited number of circumstances, a freeze for 2009 annual salaries at prior year levels;

•	an approximate 30% reduction in the target value awarded under the amended LTIP; and

•

an increase in the potential payout for certain named executive officers under the Bonus Plan for 2009 in order to further incentivize the named executive officers to drive Company performance in light of the extremely challenging and volatile economic environment.

Executive Compensation Objectives

The Company’s executive compensation objectives are to: motivate its executives to meet or exceed the Company’s performance goals; reward individual performance and contributions; link the financial interests of executives and stockholders; and attract and retain the best possible executive talent.

The key elements of the Company’s executive compensation program are: salary; annual incentive compensation; long-term incentive compensation; and retirement benefits. Each of these elements is explained under the caption “Key Elements of Executive Compensation” below.

Motivate executives to meet or exceed Company performance goals.    A significant portion of an executive’s total compensation is directly tied to achieving the Company’s performance goals. Each year, the Committee reviews the performance goals and modifies them as appropriate to reflect the Company’s current business objectives.

Reward individual performance and contributions.    The individual performance evaluation of each executive officer, together with the executive’s contribution to Company performance, generally affects most aspects of each executive’s compensation. For example, individual performance is typically considered in determining an executive’s annual salary. As described above, however, salaries were generally frozen in 2009 for economic reasons.

•

An executive’s annual salary, in turn, directly affects the amount of incentive compensation that the executive could have earned for meeting or exceeding annual performance goals under the Company’s Management Cash Bonus Plan (the “Bonus Plan”).

•	Annual salary also directly affects the number of restricted stock units (“RSUs”) and stock options that were granted to the executive under the Long-Term Incentive Plan (the “LTIP”).

•	The CEO considers the individual performance of his direct reports when recommending adjustments, if any, to the LTIP Target Value for the executive under the LTIP.

Link the financial interests of executives and stockholders.    For 2009, the Committee used stock options and time-based and performance-based RSUs to provide long-term incentive compensation and to link the financial interests of its executives with those of its stockholders.

Attract and retain the best possible executive talent.    Successful recruiting and retention of talented executives requires the Company to pay compensation at a competitive level. To do that, the Company needs information about compensation practices of its relevant competitors, and in order to obtain that information for 2009 compensation levels, the Company used compensation information compiled from two separate comparator groups.

Competitive Market Data

Custom Comparator Group

For 2009, the Company used a custom comparator group consisting of companies that participate in the various consumer and commercial products industries in which the Company competes. The companies in the custom comparator group represent both the Company’s principal competitors for executive talent and the appropriate companies against which to compare corporate performance. Please see the caption “Custom Comparator Group Companies” at the end of this Compensation Discussion and Analysis for a complete list of the companies in the Company’s custom comparator group for 2009.

Multiple Industry Index Comparator Group

For 2009, the Company also used compensation information compiled from a multiple industry index of 110 companies. This index includes companies both inside and outside of the consumer products industry in which the Company operates with annual revenues ranging from $3 billion to $12 billion. For 2009, the Company chose to utilize the multiple industry index, in addition to the Company’s custom comparator group, in order to provide a larger pool of data for a more statistically relevant comparison of compensation levels. Please see the caption “Multiple Industry Index Comparator Group Companies” at the end of this Compensation Discussion and Analysis for a complete list of the companies in the Company’s multiple industry index comparator group for 2009.

The Company periodically obtains surveys of the compensation practices of companies in both comparator groups and compares the Company’s executive compensation components with those of the comparator groups. In 2009, the Company used compensation information about the comparator groups as guidance for decisions regarding:

•	the portion of executive compensation that is current and the portion that is long-term;

•	the portion of total compensation that is equity and the portion that is cash; and

•	levels of salary, annual bonus opportunities and long-term incentive opportunities.

For purposes of making total shareholder return comparisons for performance-based RSUs awarded under the LTIP, the Company uses only the custom comparator group, as the companies in the custom comparator group constitute the most relevant businesses against which the Company compares its corporate performance.

Competitive Philosophy

Each key element of the compensation program complements the others and, together, the elements are intended to achieve the Committee’s principal compensation objectives. When decisions about compensation for an executive officer are made, the impact on the total value of all these elements of compensation for the individual is considered. To facilitate this approach, the Committee annually reviews a summary report, or “tally sheet,” which identifies each element of the compensation paid to each executive officer. The Committee uses the summary report to review the overall pay and benefit levels in order to provide the Committee with additional perspective to help it evaluate how the executive compensation program meets the compensation objectives.

The Summary Compensation Table shows the compensation of each named executive officer for the fiscal year ended December 31, 2009. The “Total Compensation” amount shown on the Summary Compensation Table differs in a number of ways from what the Committee views as relevant to its decisions about executive compensation.

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While retirement benefits constitute a key component of the competitive compensation package offered to executives, and the design and cost of these programs and the benefits they provide are carefully considered, year-to-year changes in the amount of accrued retirement benefits, and in particular the present value of the benefits, is not viewed as a meaningful measure of annual executive compensation because the increase in any year is so strongly influenced by the age, years of service and related benefits of the individual executive and assumptions, such as the discount rate, used to calculate the present value of benefits.

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The Company does not view compensation paid to Mr. Nicolin in connection with his overseas assignment, such as mortgage reimbursement and payments under the Company’s International Assignment Policy, as compensation.

For executives, including the named executive officers, as a group, the Committee views salaries at or near the 50th percentile of the comparator groups, aggregate target annual incentive opportunities at or near the 65th percentile of the comparator groups and aggregate long-term incentive opportunities at or near the 50th percentile of the comparator groups as an indication of the competitive annual compensation level for its executives. Annual incentive opportunities are pegged at a level higher than the 50th percentile in order to provide a more attractive benefit that rewards and incentivizes annual performance, which in turn, encourages efforts to increase stockholder value.

In the case of the named executive officers as a group, compensation varied from these levels in 2009 as salaries were slightly above the targeted 50th percentile and each of aggregate target annual incentive opportunities and aggregate long-term incentive opportunities were slightly below the targeted 65th and 50th percentiles, respectively. The differences reflected individual performance and other factors, including the breadth of the executive’s responsibility, the circumstances surrounding the executive’s initial hiring or promotion to a position with increased responsibilities and the desire to promote executive retention.

Processes and Procedures for the Consideration and Determination of Executive Officer Compensation

The Committee reviews and recommends to the independent members of the Board of Directors, for their approval, the CEO’s annual compensation, including salary, bonus and equity and non-equity incentive compensation. The Committee approves the annual compensation for all executive officers other than the CEO, based on recommendations from the CEO. The Committee also:

•	reviews and sets performance goals under the Bonus Plan and LTIP;

•	reviews and approves awards (including the terms and conditions of such awards) under the Bonus Plan and LTIP for all executive officers other than the CEO;

•	recommends to the independent members of the Board of Directors, for their approval, awards to the CEO under the Bonus Plan and LTIP; and

•	approves any severance agreements, change in control agreements or similar agreements between the Company and its executive officers other than the CEO.

Prior to August 2009, the Board of Directors reviewed and approved all decisions of the Committee relating to compensation of the Company’s executive officers, with only independent members of the Board participating in decisions with respect to incentive and equity compensation of the named executive officers. However, in August 2009, the Board of Directors revised the Committee’s charter to provide the Committee with the authority to approve compensation for all executive officers other than the CEO. The independent members of the Board of Directors retained the authority to approve CEO annual compensation, including salary, bonus and equity and non-equity incentive compensation.

The Committee engages an outside consultant to assist it in reviewing the effectiveness and competitiveness of the Company’s executive compensation programs and policies, including to:

•	make recommendations regarding executive compensation consistent with the Company’s business needs, pay philosophy, market trends, and the latest legal and regulatory considerations;

•	provide market data as background to annual decisions regarding CEO and senior executive base salary, annual bonus and long-term incentives; and

•	advise the Committee regarding executive compensation best practices.

The Committee engaged Frederic W. Cook & Co., Inc. as its outside consultant beginning in May 2008. The Committee’s outside consultant provides no other services to the Company.

Consideration of Individual Performance

The CEO recommends to the Committee, in the case of other executive officers, base salary amounts, equity awards and annual Company performance goals under the Bonus Plan. As part of the Company’s annual performance evaluation process, each year the CEO and each other executive officer establish that individual’s performance objectives for the coming year. These performance objectives are not intended to be rigid or formulaic, but rather serve as the framework upon which the CEO evaluates the executive officer’s overall performance. Individual performance objectives include financial and operational metrics which may reflect corporate or business unit goals or may include specific financial or operational objectives with respect to the executive’s area of responsibility. These performance objectives also include demonstration of leadership and decision making, effective communication, promotion of the Company’s strategic initiatives and values, commitment to excellence and work ethic and may include more specific objectives for the executive, such as the successful completion of major capital projects, successful integration of acquisitions, entry into new markets, and organization capability building. The CEO’s evaluation of an executive officer’s performance relative to these objectives is inherently subjective, involving a high degree of judgment based on the CEO’s observations of, and interaction with, the executive throughout the year. As an additional input to the CEO’s evaluation of an executive officer’s performance, he assesses the overall performance of the Company and its business units in light of the dynamics of the markets in which the Company competes. As a result, no single performance objective or group of objectives is material to the CEO’s evaluation of the executive officer’s performance.

The CEO also considers the advice of members of his management team in recommending elements of executive compensation. The CEO’s management team plays a prominent role in gathering information for, and by participating in meetings of, the Committee. In particular, the CEO works with the Executive Vice President-Human Resources regarding recommendations on base salary amounts and equity awards for executives other than the CEO using relevant survey data regarding compensation provided to persons holding comparable positions at the companies in the Company’s comparator groups. This survey data, along with the CEO’s evaluation of the performance of the executive officers, provides the basis for the CEO’s recommendation to the Committee of salary and equity awards for each other executive officer. The CEO also works with the Chief Financial Officer in connection with recommendations on annual performance goals and determining whether financial performance goals were attained by the Company or the applicable business unit under the Bonus Plan.

At the beginning of the year, the Committee recommends to the independent members of the Board the CEO’s individual performance objectives. The Committee’s method of evaluation of the CEO’s performance is substantially similar to that used by the CEO to evaluate the other executive officers. As such, the CEO’s performance objectives are not intended to be rigid or formulaic, but rather serve as the framework upon which the Committee evaluates the CEO’s performance.

The Committee also assesses the CEO’s ability to effectively communicate and promote the Company’s strategic initiatives and values, as well as his commitment to excellence and work ethic. The Committee’s evaluation of the CEO’s overall performance relative to these objectives is inherently subjective, involving a high degree of judgment. As additional input to the Committee’s evaluation of the CEO’s performance, the Committee assessed the overall performance of the Company and its business units in light of the dynamics of the markets in which the Company competes. As a result, no single performance objective or group of objectives is material to the Committee’s evaluation of the CEO’s performance. The Committee also reviews relevant survey data regarding salaries and equity awards provided to persons holding a comparable position at the companies in the comparator groups used by the Company. This survey data, along with the Committee’s evaluation of the performance of the CEO, provides the basis for the Committee’s recommended salary and equity awards for the CEO.

For 2009, contrary to their typical practice, the Committee and the Board did not consider individual performance a significant factor in determining executive compensation. Instead, when they set 2009 compensation in February 2009, they focused on the Company’s overall performance in 2008 and the then prevailing uncertain economic climate. During 2008, especially during the fourth quarter, the Company’s results were impacted by the deterioration in worldwide economic conditions, significant inflation, a volatile currency environment, instability in the credit markets, and disruption of global equity markets. These factors, combined with rising unemployment levels and the contraction of consumer credit markets, adversely impacted consumer confidence leading to reductions in consumer spending.

Principally as a result of these factors, the Company froze the salaries of most management and executives, including Messrs. Ketchum, Robinson, and Nicolin, at 2008 levels. As described below, the Committee did increase Mr. Gould’s salary in February 2009 due to his increased responsibilities and for retention purposes. As discussed below, largely for the same reasons, the Committee and the Board also determined to reduce by approximately 30% the 2009 LTIP target values for Company management and executives, including Messrs. Ketchum, Robinson, Nicolin and Gould. In addition, individual performance objectives did not play a role in the determination of Mr. Figuereo’s or Ms. McIntyre’s 2009 compensation as they were hired by the Company during 2009.

Key Elements of Executive Compensation

Salary

Executives are paid a fixed, annual salary. Salaries provide a degree of financial stability for the executives, with salary increases designed to reward recent performance and contributions. Salaries are reviewed and may be revised in the early part of each year. The following principal factors are used to make salary decisions:

•	the executive’s current salary;

•	an evaluation of the individual performance of the executive officer; and

•	the recommendation of the CEO, in the case of other executive officers.

Survey data available regarding salaries provided to persons holding comparable positions at the companies in the Company’s comparator groups is also used. The Committee uses the 50th percentile as an indication of competitive salary for an executive’s position. However, salaries of individual named executive officers may be above or below those levels, reflecting individual performance, responsibilities and other relevant factors. The relative importance of each of these factors varies from executive to executive and from year to year.

The Committee generally sets annual salaries in February. As a result of the Company’s overall performance in 2008, deteriorating global economic conditions, and the need to maximize cash, the Committee implemented a salary freeze effective for 2009. As a result, in February 2009 there was no increase in the annualized base salary for Messrs. Ketchum, Robinson, and Nicolin. Due to retention considerations and as a result of his increased responsibilities, the annualized base salary for Mr. Gould was increased from $450,000 to $525,000 effective February 1, 2009. In early 2009, the Company divided responsibility for the businesses in the Company’s former Cleaning, Organization & Décor segment. Mr. Gould assumed responsibility for the Rubbermaid Consumer and Décor businesses. The named executive officers’ salaries range from the 40th percentile to the 70th percentile for similar positions of executives in the comparator group. Ms. McIntyre was hired in June 2009 as President, Office Products at an annualized salary of $450,000. Ms. McIntyre also received a signing bonus of $50,000. Mr. Figuereo was hired in December 2009 as Executive Vice President, Chief Financial Officer at an annualized salary of

$520,000. Mr. Figuereo also received a signing bonus of $150,000. In August 2009, the Committee increased Mr. Nicolin’s annualized base salary effective July 15, 2009 from $450,000 to $500,000 in light of his additional responsibilities as President of the Company’s Asia Pacific region.

Annual Incentive Compensation

Bonus Plan

The annual incentive program is designed to reward performance that supports short-term performance goals. Annual performance-based compensation is provided to the named executive officers and other executives under the Bonus Plan. Generally, within the first 90 days of each year, goals are set for the year under the Bonus Plan, based on short-term performance goals for the Company, Group, Region, business unit or function. A cash bonus, measured as a percentage of the executive’s salary, is paid based on the extent to which the Company, Group or Region achieves the performance goals. If a performance goal is met at the target level, the target bonus is generally paid for that goal. However, in some cases the lack of performance with respect to other performance goals may negatively impact or entirely negate the achievement of another performance goal. Performance above the target results in payment of a higher percentage of salary up to a pre-established maximum, depending on participation levels and the achievement of the other performance goals. Performance below the target generally results in a lower bonus payment for that goal if a minimum threshold is met, or no payment if it is not.

For 2009, the overall Company performance goals for cash bonus payments to the named executive officers were based on the Company’s Earnings Per Share, Free Cash Flow and Internal Sales. In the case of those named executive officers who served as Group Presidents during 2009 (Ms. McIntyre and Mr. Gould), the goals were based 50% on the overall Company performance goals and 50% on their individual Group’s Operating Income, Cash Flow, Internal Sales and Inventory. In the case of Mr. Nicolin, the goals were based 50% on the overall Company performance goals and 50% on the Europe, Middle East and Africa (“EMEA”) region’s Operating Income, Cash Flow, Internal Sales and Days Sales Outstanding (“DSO”). In the case of each of the other named executive officers (Messrs. Ketchum and Robinson), the goals were based 100% on overall Company performance goals.

The 50-50 split for Group and Regional Presidents rewarded performance of the President’s Group or Region while aligning their interests with the success of the overall Company. The relative weight assigned under the Bonus Plan to each performance goal for 2009 for each named executive officer eligible under the 2009 Bonus Plan appears in the table below.

2009 Bonus Plan: Relative Percentage Assigned to Each Performance Goal

Performance Goal	Mark D. Ketchum	J. Patrick Robinson	Magnus R. Nicolin	G. Penny McIntyre	Jay D. Gould
Earnings Per Share	50%	50%	25%	25%	25%
Free Cash Flow	35%	35%	17.5%	17.5%	17.5%
Internal Sales	15%	15%	7.5%	7.5%	7.5%
Group/Region Operating Income	—	—	25%	25%	25%
Group/Region Cash Flow	—	—	8.75%	8.75%	8.75%
Group Inventory (Quarterly Average)	—	—	—	4.375%	4.375%
Group Inventory (Year End)	—	—	—	4.375%	4.375%
EMEA Region DSO	—	—	8.75%	—	—
Group/Region Internal Sales	—	—	7.5%	7.5%	7.5%

For 2009, the Company increased the percentage assigned to Free Cash Flow (from 15% in 2008 to 35% as an overall Company goal) and reduced the percentage assigned to Internal Sales (from 35% in 2008 to 15% as an overall Company goal). The Company made these adjustments in light of the difficulty in setting accurate and meaningful sales targets given the volatile economic conditions in the first part of the year and to further incentivize cash generation in response to the global economic decline. For the Groups, the Company added inventory reduction as a performance goal in order to drive improvement in working capital and to encourage and reward efforts to operate more efficiently. The inventory reduction targets were weighted equally between a quarterly average performance goal and a year-end performance goal. For the EMEA Region, the Company also established a DSO reduction goal to enhance and supplement focus on cash generation and incentivize a more robust collection of receivables.

For purposes of measuring attainment of the overall Company performance goals in 2009:

•	the Earnings Per Share goal excludes the effects of restructuring charges and one-time charges, and is based upon what the Company reports as Normalized Earnings Per Share;

•

the Internal Sales goal is total net sales, excluding variances from (i) a 5% estimated reduction in sales due to planned product line exits, and (ii) a 3% estimated decline in sales due to foreign currency translation; and

•

the Free Cash Flow goal is operating cash flow less capital expenditures excluding the impact of (i) domestic pension plan contributions in excess of $50 million, and (ii) amounts paid to settle foreign exchange contracts and cross-currency interest rate swaps on intercompany borrowings in excess of $75 million.

For purposes of measuring attainment of the Group/Region performance goals in 2009:

•	the Group/Region Operating Income goal includes foreign exchange gains and losses and excludes restructuring charges and foreign tax adjustments;

•

the Group/Region Internal Sales goal is total net sales, plus or minus variances from (i) the estimated reductions in sales from planned product line exits assumed in the operating budget, and (ii) the estimated impact of foreign currency translation assumed in the operating budget;

•

the Group/Region Cash Flow goal is Group/Region Operating Income as described above, less cash used for restructuring activities and capital expenditures and adjusted for certain working capital items, including inventory;

•

the Group Inventory goal is the inventory level for the respective Group net of reserves, plus or minus variances from the estimated impact of foreign currency translation assumed in the operating budget; and

•	the EMEA Region DSO goal is total EMEA Region receivables divided by the total EMEA credit sales multiplied by 365.

Under the Bonus Plan, the Committee determines the performance goals for the named executive officers, and bonus payments are made only on the Committee’s determination that the performance goals for the year were achieved. The overall Company targets used under the Bonus Plan for 2009 are summarized below:

2009 Bonus Plan: Overall Company Performance Targets

Performance Goal	Target	Actual Performance
Earnings Per Share	$1.12	$1.31
Internal Sales	-10.0%	-14.5%
Free Cash Flow	$275 million	$526 million

The Group and Region target goals (expressed as a percentage change over the comparable measure for 2008) used under the Bonus Plan for 2009 for the named executive officers are summarized below:

Performance Goal	Target	Actual Performance
Office Products
Operating Income	+4.4%	+19.3%
Internal Sales	-15.6%	-19.8%
Cash Flow	-48.4%	+34.5%
Inventory (Quarterly Avg.)	-18.2%	-33.9%
Inventory (Year End)	-14.9%	-33.9%
Home & Family
Operating Income	+29.1%	+31.1%
Internal Sales	-8.7%	-12.9%
Cash Flow	-23.0%	+29.6%
Inventory (Quarterly Avg.)	-9.2%	-21.8%
Inventory (Year End)	-10.6%	-27.7%
EMEA Region
Operating Income	-18.0%	-16.3%
Internal Sales	-3.0%	-13.5%
Cash Flow	+154.1%	+494.5%
DSO	-3.5%	-14.5%

Attainment of the target indicated above for each of these measures would have generally resulted in a bonus payout equal to 100% of the target cash bonus. The maximum payout for each measure was equal to 200% of the target cash bonus. The Bonus Plan does not provide for discretion to waive pre-established goals, although the Committee has the discretion to reduce the amount otherwise payable for each performance goal.

In February 2009, the Committee increased potential bonus payouts from a target of 105% to 115% of base salary (210% to 230% at maximum payout) for the CEO and 65% to 75% (130% to 150% at maximum payout) of base salary for each of the other named executive officers other than Mr. Nicolin. Mr. Nicolin’s bonus target was increased from 65% to 75% when he was given the additional role of President, Newell Rubbermaid Asia Pacific. The higher percentage was applicable to salary he earned after July 15, 2009. The Committee believes that the increase in bonus potential served as additional incentive to drive performance in light of the challenging economic environment. The Committee recommended the changes to the independent members of the Board of Directors after a review of the incentive compensation practices of the companies in the Company’s comparator groups and upon consultation with the Committee’s compensation consultant. Under the Bonus Plan, the maximum amount that may be paid to any one individual with respect to performance for a calendar year is $2.9 million.

For 2009, the amount of the bonus paid to each named executive officer appears in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. The table below shows bonus payouts for 2009 to the named executive officers (except Mr. Figuereo) as a percentage of target opportunity and as a percentage of base salary.

Name	Target as % of Base Salary	Actual % of Target Opportunity Paid	Actual % of Base Salary Paid
Mark D. Ketchum	115%	158%	182%
J. Patrick Robinson	75%	158%	119%
Magnus R. Nicolin*	65%/75%	145%	106%
G. Penny McIntyre	75%	170%	127%
Jay D. Gould	75%	147%	110%

*	Mr. Nicolin’s target percentage increased from 65% to 75% effective July 15, 2009.

In connection with her hiring in June 2009, Ms. McIntyre was made eligible for a full year bonus as part of her compensation package. Since he was hired in the last month of the year, Mr. Figuereo did not participate in the Bonus Plan for 2009. He will be eligible for a potential bonus payout for 2010 based on a target of 75% of base salary (150% at maximum payout).

Differences in the relative performance against goals for the Groups and Region account for the differing actual payout percentages shown for the Group and Region Presidents. Additional information appears in the “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” columns of the Grants of Plan-Based Awards table.

The Committee recognized that 2009 was an extremely challenging year given the general weakness in demand across retail markets, exceptionally soft demand in commercial markets and overall uncertainty as to the direction of the economy, particularly in the early part of the year when compensation incentives were set. In authorizing the payouts under the Bonus Plan for 2009, the Committee noted that despite this challenging economic environment, the Company took action to grow market share in the majority of its businesses, significantly improved both gross and operating margins, lowered working capital to generate increased operating cash flow, and reduced structural costs while continuing to invest in support of its brands.

The Company believes that the cash bonuses it paid for 2009 to each named executive officer served the Company’s goals to:

•	motivate each of them to exceed Company performance goals, all of which were in fact exceeded except for those related to Internal Sales; and

•

allow the Company to retain their services because it provided each of them with the opportunity to receive a cash bonus at a competitive level based on the Company’s review of annual incentive and overall compensation paid by the companies in the Company’s comparator groups.

In contrast, none of the named executive officers received a bonus under the Bonus Plan for 2008.

Nicolin Special Bonus Plan

In May 2007, the Company also provided Mr. Nicolin with the opportunity under a special bonus plan agreement, effective May 9, 2007 (the “Special Bonus Plan”) to earn an additional incentive payment based on performance for 2007 and 2008. The Special Bonus Plan was put in place for retention purposes and to drive performance during a time of consolidation of the Company’s European operations. The performance goals for 2007 and 2008 were the same as those applicable to the EMEA Region. Under the Special Bonus Plan, a cash bonus was to be paid based on the extent to which each of the performance goals was achieved in each year, although the payment was not to be made until February 2009 when payouts were made for the 2008 Bonus Plan. Based on EMEA performance in 2007, Mr. Nicolin received a payout of $106,680 under the Special Bonus Plan in February 2009. He did not receive any payout in respect of EMEA performance in 2008.

Long-Term Incentive Compensation

Long-term incentive awards motivate executives to increase stockholder value over the long term and align the interests of executives with those of stockholders. In February 2009, the Company began making annual equity grants consisting of stock options and RSUs under the LTIP. Prior to 2009, equity grants primarily consisted of options and restricted stock. The LTIP provides a methodology for determining the amount of stock options and RSUs to be granted to key employees under the Company’s 2003 Stock Plan. Under the LTIP, the target value of the awards equals a percentage of the executive’s salary (the “LTIP Target Value”), with the percentage intended to provide the executive long-term incentive compensation with a value at approximately the 50th percentile of such compensation paid to employees holding comparable job positions at the companies within the Company’s comparator group (the “LTIP Comparator Group Value”). The CEO’s recommendation to the Committee of the equity grants to the other executive officers may include an adjustment to the LTIP Target Value for an executive officer based upon the CEO’s evaluation of the executive officer’s performance. Similarly, when setting the CEO’s equity compensation, the independent members of the Board may adjust the CEO’s LTIP Target Value based upon the Board’s evaluation of the CEO’s performance. For 2009, as a result of the global economic decline, and in consultation with the Committee’s independent compensation consultant, the Company reduced the LTIP Target Value approximately 30% for all executives participating in the LTIP from the amounts represented by the LTIP Comparator Group Value for each of the executive officers.

The LTIP Target Values for each of the named executive officers receiving LTIP awards in 2009 were as follows: Mr. Ketchum $3,369,160; Mr. Robinson $488,700; Mr. Nicolin $390,465; and Mr. Gould $561,300. Twenty percent of the LTIP Target Value was provided in non-qualified stock options, 40% was provided in time-based RSUs, and 40% was provided in performance-based RSUs. The mix of the awards was driven by a desire to manage the Company’s equity plan burn rate and reflects the Committee’s intent to have a significant percentage of long-term incentive awards (i.e., 40% related to performance-based RSUs) tied directly to total shareholder return.

Under the LTIP, the number of shares of common stock subject to stock options granted to each participant is determined by dividing 20% of the participant’s LTIP Target Value by the value of the stock option, determined by using a Black-Scholes valuation methodology consistent with the Company’s practices for valuing stock options pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718. The stock options vest on the third anniversary of the date of grant. The Company currently grants only non-qualified stock options, based on its view that the tax benefits to the Company of non-qualified stock options outweigh the potential tax benefits to executives of incentive stock options.

The number of time-based RSUs granted to each participant is determined by dividing 40% of the participant’s LTIP Target Value by an amount equal to the fair market value of the common stock on the date of grant. These RSUs vest on the third anniversary of the date of grant. At the end of the vesting period, a participant will receive one share of common stock for each RSU that has vested.

The number of performance-based RSUs granted to each participant is determined by dividing 40% of the participant’s LTIP Target Value by an amount equal to the fair market value of the common stock on the date of grant. These RSUs vest on the third anniversary of the date of grant, subject to attainment of a performance goal based on the Company’s total shareholder return relative to the total shareholder return of the custom comparator group companies over a three-year period. At the end of the vesting period, the number of RSUs and related dividend equivalents, and thus the number of shares of common stock actually issued to the participant, will be adjusted depending on the level of achievement of the total shareholder return performance goal, up to a maximum of 200% of the initial number of performance-based RSUs granted and a minimum of 0% of the initial number of performance-based RSUs granted. Relative total shareholder return and number of performance-based RSUs earned is determined based on the Company’s ranking versus the 23 custom comparator group companies as shown in the table below:

TSR Ranking	Multiplier*
1st	200%
6th	150%
11th	100%
16th	50%
Below 20th	0%

*	Interpolation is used if the Company’s ranking falls between the upper and lower comparator group TSR ranking.

Upon the payment of any dividend on the Company’s common stock, the holder of an unvested time-based RSU will receive cash equal in value to such dividend, a dividend equivalent, at such time as the dividend is paid to holders of common stock. However, the holder of a performance-based RSU will not receive dividend equivalents at the time dividends are paid. Rather, all such dividend equivalents will be credited to an account for the holder, and will be paid only to the extent that the applicable performance criteria are met and the performance-based RSUs vest.

Based on the above criteria the named executive officers identified below received the following grants in February 2009 under the LTIP:

Name	Stock Options	Time-Based RSUs	Performance-Based RSUs
Mr. Ketchum	472,000	184,000	184,000
Mr. Robinson	71,000	24,750	24,750
Mr. Nicolin	47,000	20,750	20,750
Mr. Gould	76,500	29,000	29,000

Mr. Ketchum’s LTIP grant was made in two tranches. The initial tranche was made on February 11, 2009 and consisted of 413,000 stock options and 160,000 each of time-based and performance-based RSUs. The second tranche was made on February 27, 2009 after additional approval by the independent members of the Board and consisted of 59,000 additional options and 24,000 each of time-based and performance-based RSUs. The second tranche was granted after further evaluation and consultation with the independent compensation consultant in order to align the CEO with the overall 30% reduction in the LTIP Target Value.

In addition to the annual grants under the LTIP, from time to time stock options and RSUs will be granted to executive officers in circumstances such as a promotion, a new hire or for retention purposes. In August 2009, to recognize his additional responsibilities as President, Newell Rubbermaid Asia Pacific, Mr. Nicolin received a grant of options to purchase 20,000 shares of common stock and a grant of 10,000 time-based RSUs. Both grants vest on the third anniversary of the date of grant. In connection with her hiring as the President of the Office Products Group, in June 2009, Ms. McIntyre received a grant of options to purchase 100,000 shares of common stock and a grant of 50,000 time-based RSUs. The stock option grant vests on the third anniversary of the date of grant and the RSU grant vests 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date. Pursuant to her hiring, Ms. McIntyre was also granted 10,000 time-based RSUs on February 10, 2010. This grant vests on the third anniversary of the date of grant and is in addition to the grants she received under the LTIP program for 2010. In connection with his hiring as the Executive Vice President and Chief Financial Officer in December 2009, Mr. Figuereo received a grant of options to purchase 50,000 shares of common stock and a grant of 15,000 time-based RSUs. Each of these grants vests on the third anniversary of the date of grant. Pursuant to his hiring, Mr. Figuereo was also granted 10,000 time-based RSUs on February 10, 2010. This grant vests on the third anniversary of the date of grant and is in addition to the grants he received under the LTIP program for 2010.

The Committee believes that the long-term incentive compensation awards it made in 2009 to each named executive officer served the Company’s goals to:

•	motivate each of them to exceed Company performance goals;

•

in the case of stock options, reward each named executive officer’s individual performance and contribution to the Company’s overall performance and incentive efforts that facilitate longer-term stock price appreciation; and

•

allow the Company to retain their services because it provides each of them with the opportunity to receive a stock award at a competitive level based on the Company’s review of long-term and incentive and overall compensation paid by the companies in the Company’s comparator groups.

The long-term incentive compensation awards also link the financial interests of the named executive officers and stockholders because:

•	stock options become exercisable over time, and thus require a long-term commitment by executives to realize value upon exercising the stock options;

•

time-based RSUs, which typically vest after three years, require a long-term commitment by executives to realize their value, which in turn depends on the stock price at the time of vesting and exposes the executive to increases and decreases in stock price for three years; and

•

performance-based RSUs vest after three years and are subject to a performance goal based on the Company’s total shareholder return relative to the total shareholder return of the custom comparator group companies.

Amended LTIP

For 2010, the LTIP was amended to change the mix of awards to executive officers so that 30% of the LTIP Target Value is paid in an award of non-qualified stock options, 30% is paid in an award of time-based RSUs, and 40% is paid in an award of performance-based RSUs. This change was made to place greater emphasis on performance and to better manage the Company’s equity plan burn rate. In addition, the Committee increased the LTIP Target Value back to the originally intended level (after having been reduced by 30% in 2009) primarily in order to better align the Company’s LTIP award structure with market practice as the prior year’s reduction in the LTIP Target Value was generally more significant than reductions at comparator group companies as well as companies in general.

The named executive officers below received the following grants in February 2010 under the LTIP:

Name	Stock Options	Time-Based RSUs	Performance-Based RSUs
Mr. Ketchum	306,950	107,500	142,500
Mr. Figuereo	52,100	18,920	25,080
Ms. McIntyre	60,800	18,920	25,080
Mr. Gould	56,650	21,930	29,070

Grant Policies and Practices

The Company’s practice has been to make annual equity awards and award other incentive compensation to named executive officers at the time of regularly scheduled meetings of the Board of Directors or the Committee in February of each year. On occasion, the Company makes additional grants to named executive officers, typically in connection with their hiring or promotion or for retention purposes. The Company’s policy is that all stock option awards will be made only at quarterly meetings of the Committee or the Board of Directors, which closely follow the release of the Company’s quarterly or annual financial results.

Incentive Compensation Recoupment Policy

Subject to the discretion and approval of the Board, the Company will require reimbursement and/or cancellation of any bonus or other incentive compensation, including equity-based compensation, awarded to an executive officer after January 1, 2010 where all of the following factors are present: (a) the award was predicated upon the achievement of certain financial results that were subsequently the subject of a material restatement, (b) in the Board’s view, the executive engaged in fraud or willful misconduct that was a significant contributing cause to the need for the restatement, and (c) a lower award would have been made to the executive based upon the restated financial results. In each such instance, the Company will, to the extent permitted by applicable law and subject to the fiduciary duties of the Board, seek to recover the individual executive’s bonus award or other incentive compensation paid or issued to the executive officer in excess of the amount that would have been paid or issued based on the restated financial results. All executive officers have agreed to the terms of this policy.

Stock Ownership Guidelines

In 2005, the Board of Directors adopted stock ownership guidelines that apply to the CEO and all management employees who report directly to the CEO (including the named executive officers). The Board amended these guidelines in February 2009 in response to the economic downturn and related decline in the Company’s stock price. Under the guidelines, as amended, the CEO is expected to maintain ownership of Company stock equal to the lesser of a market value equal to three times his annual salary or 200,000 shares of stock. Other executives are expected to maintain ownership of Company stock equal to the lesser of a value of twice their annual salaries or 50,000 shares of stock. All shares held directly or beneficially, including shares of restricted stock, time-based RSUs, and shares held under the Company’s 401(k) Savings and Retirement Plan, count toward attainment of these targets. Unexercised stock options and unvested performance-based RSUs are not counted. Each participant has three years from the date of hire to achieve the applicable ownership target. If a participant is promoted, the executive will have three years to increase his or her holdings to meet the ownership requirements at the new level. The Company can enforce the guidelines using restrictions on the sale of Company stock when stock ownership is below the target ownership level and by paying certain compensation in the form of stock rather than cash.

Retirement Compensation

The Company provides its eligible executives with retirement benefits that are in addition to those provided to its employees generally in order to provide competitive benefits and assist in attracting and retaining key executives. These retirement benefits for named executive officers are provided using the Company’s Supplemental Executive Retirement Plan (“SERP”) and/or 2008 Deferred Compensation Plan, depending upon the executive’s employment date and participation date in these plans.

If the executive was a participant in the SERP before January 1, 2007 (namely, Messrs. Ketchum, Robinson, Nicolin and Gould), the executive participates in both the SERP and 2008 Deferred Compensation Plan. Under the 2008 Deferred Compensation Plan, the executive is credited with annual contribution amounts under his or her SERP Cash Account equal to 3% to 6% of annual compensation, depending on age and years of service. Under the SERP, the executive accrues an annual benefit at age 65 equal to a target percentage of his or her average annual compensation, reduced pro rata if credited service is less than 25 years, and is offset by benefits under the Company’s Pension Plan, Social Security and SERP Cash Account.

If the executive was not a participant in the SERP before January 1, 2007 (namely, Mr. Figuereo and Ms. McIntyre), the executive participates only in the 2008 Deferred Compensation Plan. Under the 2008 Deferred Compensation Plan, the executive is credited with annual contribution amounts under his or her SERP Cash Account equal to (1) 3% to 6% of annual compensation over certain limits, depending on age and years of service and (2) 10% of annual compensation. The supplemental 10% contribution is provided in consideration for the executive not participating in the SERP.

Regarding vesting, each named executive officer must satisfy extended vesting requirements before becoming entitled to the retirement benefits. These extended vesting periods encourage executives to remain with the Company until retirement, with certain limited exceptions for early retirement at age 55.

A more detailed discussion of the retirement benefits under the SERP and 2008 Deferred Compensation Plan appears under “Executive Compensation—Retirement Plans,” below.

Other Compensation

Executive officers are provided other benefits as part of the Company’s executive compensation program which the Committee believes are in line with competitive practices. See the “All Other Compensation” column of the Summary Compensation Table and the related footnotes and narrative discussion. Those benefits include:

•	personal use of a leased automobile worth up to $80,000 in the case of the CEO, or $60,000 in the case of each of the other named executive officers;

•	personal use of Company aircraft by the CEO;

•	limited personal use of Company aircraft by executive officers other than the CEO in exceptional circumstances;

•	tax planning and tax return preparation services;

•	Company contributions to the 401(k) Savings and Retirement Plan, including Company contributions that match employee deferrals as well as retirement savings contributions;

•	payment of life and long-term disability insurance premiums;

•	annual health examinations encouraged by the Company;

•

assistance upon a new hire or transfer necessitating relocation, which includes reimbursement of various relocation expenses, a relocation allowance, a bonus for an early sale of the executive’s home, and tax assistance on certain taxable reimbursed expenses; and

•	the Company’s payment of the mortgage on a U.S. residence for an overseas assignment.

While the Company maintains corporate aircraft primarily for business travel, the Committee believes that it is often in the best interests of the Company from a productivity, safety and security concern that the CEO be permitted to use the aircraft for personal travel. At the time the Board appointed Mr. Ketchum as CEO in early 2006, Mr. Ketchum was retired. In order to facilitate Mr. Ketchum’s transition from retirement to CEO, he was permitted to use the corporate aircraft for the purpose of commuting to his primary home. The Committee intends to limit personal use of corporate aircraft for future CEOs. Other named executive officers may use the corporate aircraft for personal travel only in exceptional circumstances.

Retirement Guidelines

The Company has established retirement guidelines which provide for accelerated vesting of the awards granted under the 2003 Stock Plan and benefits provided under the Bonus Plan, SERP and 2008 Deferred Compensation Plan. Under the Company’s retirement guidelines, an executive will become vested due to retirement if the executive is at least 55 with five years of service, is not terminated for cause, enters into certain restrictive covenants with the Company and has a sufficient number of “points,” as determined under the guidelines. In general, the guidelines assign points to a retired executive based on the sum of the executive’s age and completed years of service. Different levels of vesting or other special provisions may be dependent upon the number of points assigned to the retired executive. The guidelines were established primarily in order to encourage uniform treatment of outstanding equity awards in the event of retirement. The guidelines were developed to reflect market practice and to reward long-term service to the Company.

A more detailed discussion of the accelerated vesting and other benefits available under the retirement guidelines appears in the discussion of each plan under “Executive Compensation—Retirement Plans” and “Potential Payments Upon Termination or Change in Control of the Company,” below.

The Company revised the retirement guidelines for RSUs granted on or after January 1, 2010 in order to facilitate compliance with Section 162(m) of the Internal Revenue Code (“Section 162(m)”). Accordingly, the guidelines were revised to provide that performance-based RSUs will vest upon retirement only if the applicable performance goals for the award are met. In addition, the revised guidelines provide a more favorable proration calculation for those executives who are at least age 65 or who have at least 75 points.

Deductibility of Compensation

Section 162(m) limits the deductibility of executive compensation paid to the CEO and to each of the three other most highly compensated officers (other than the chief financial officer) of a public company to $1 million per year. However, compensation that is considered qualified “performance-based compensation” generally does not count toward the $1 million deduction limit. Annual salary does not qualify as performance-based compensation under Section 162(m) due to its nature. Amounts paid under the Bonus Plan, stock options and equity awards subject to corporate performance criteria generally qualify as fully deductible performance-based compensation. Any equity awards (other than options) not based on corporate performance criteria are not likely to be fully deductible by the Company when the restrictions lapse and the shares are taxed as income to an executive officer while he or she is subject to Section 162(m). In 2009, in order to incentivize the Groups to manage inventory levels during the uncertain economic climate, the Groups were given inventory targets as well as cash flow goals under the Bonus Plan. In addition, the EMEA Region was given a DSO target under the Bonus Plan to further incentivize the focus on the region’s cash flow and better management of collections. However, accurate inventory or DSO goals were unable to be established in the timeframe required by Section 162(m), and as a result the bonus payouts related to Group and Region performance goals to Mr. Nicolin, Ms. McIntyre and Mr. Gould are not considered to be “performance-based compensation” for purposes of Section 162(m). Except for the portion of these bonus payouts and salary payments that exceed $1 million, the Committee believes that most of the compensation paid to the named executive officers for 2009 will be deductible for federal income tax purposes.

The Committee considers the tax deductibility of executive compensation as one factor to be considered in the context of its overall compensation philosophy and objectives. However, the Committee will not necessarily limit executive compensation to amounts deductible under Section 162(m), since the

Committee desires to maintain the flexibility to structure compensation programs that attract and retain the best possible executive talent and meet the objectives of the Company’s executive compensation program.

Employment Agreements

Except with respect to Mr. Nicolin, the Company does not have employment agreements with its executive officers. In connection with hiring an executive officer, the Company does make written compensation offers and arrangements. It also has Employment Security Agreements, described below, with its executive officers, which apply only if there is a termination of employment following a change in control of the Company. Executive officers may also receive post-employment benefits under the severance plans described below, with the exact amount dependent on the Company’s discretion. The Committee believes that the absence of employment agreements gives the Company more flexibility to make changes that it concludes are appropriate.

The Company has entered into an expatriate employment agreement with Mr. Nicolin. The expatriate employment agreement sets forth the terms of Mr. Nicolin’s compensation and benefits during his term of international employment, and provides certain travel, housing, cost of living, and expense adjustments intended to compensate Mr. Nicolin for the additional costs associated with his international assignment. These benefits are described in the “Summary Compensation Table—All Other Compensation”, below. Effective January 1, 2010, Mr. Nicolin terminated employment pursuant to a settlement agreement with the Company. The terms of this settlement agreement are set forth below under “Nicolin Settlement Agreement” and supersede the terms of Mr. Nicolin’s employment agreement.

Employment Security Agreements

The Company has Employment Security Agreements (“ESAs”) with its executives, including the named executive officers and certain key employees. The ESAs provide severance benefits following certain terminations of employment occurring within two years of a change in control of the Company. In August 2009, the Committee determined that it would no longer include tax gross up provisions in ESAs for new hires. As a result, Mr. Figuereo’s ESA entered into in connection with his hiring as the Company’s Executive Vice President, Chief Financial Officer in December 2009 did not include a tax gross up provision. Please see the caption “Potential Payments Upon Termination or Change in Control of the Company—Employment Security Agreements” below for a discussion of the terms of the ESAs.

The Company believes that the protections afforded by the ESAs are a valuable incentive for attracting and retaining top managers. It believes that the ESAs are particularly important because the Company does not have employment agreements or long-term employment arrangements with its executives. The Company also believes that, in the event of an extraordinary corporate transaction, the ESAs could prove crucial to the Company’s ability to retain top management through the transaction process. In addition, the Company believes that the benefits provided under the ESAs represent fair and appropriate consideration for the agreement of the executives to the restrictive covenants in the ESA that prohibit them from competing with the Company and from soliciting Company employees (except for clerical and secretarial associates) for 24 months following a termination of employment. The benefits provided under the ESAs were determined to be at levels appropriate and competitive with the benefits provided under similar arrangements of companies in the Company’s comparator groups. The Committee, with the assistance of its independent compensation consultant, continues to closely monitor the recognized best practices with respect to ESAs. The decision to exclude tax gross up provisions in newly executed ESAs was in response to increasing concern among stockholders about such provisions. Rather, under newly executed ESAs, payments and benefits payable to an executive will be reduced to the extent necessary so that no excise tax will be imposed if doing so would result in the executive retaining a larger after-tax amount, taking into account the income, excise and other taxes imposed on the payments and benefits.

Severance Plans

The Company maintains two severance plans that provide benefits to non-union employees who are involuntarily terminated. The Supplemental Unemployment Pay Plan (“Supplemental Plan”) is designed so that its monetary severance benefit is not subject to FICA tax. The Excess Severance Pay Plan (“Excess Plan”) provides severance benefits that do not qualify for the exemption from FICA tax.

The Supplemental Plan supplements state unemployment benefits with respect to those employees whose employment is terminated involuntarily without cause due to a plant closing, layoff, reduction in force, reorganization, or other similar event. In most cases, the employee will not be eligible for severance benefits under the Supplemental Plan if the employee (1) is not also eligible for state unemployment benefits, (2) declined a reasonable offer of continued employment with the Company or (3) is entitled to severance benefits under a separate agreement (other than the Excess Plan, which is described below). The amount of the benefit provided under the Supplemental Plan is determined by the number of years of service the employee has provided to the Company with one week of pay for each year of service (up to a maximum of 25 weeks). Employees receiving severance benefits under the Supplemental Plan will continue to be eligible to participate in the Company’s medical plan at the current employee premium rate for the duration of the severance benefits. The amount of the severance benefit provided under the Supplemental Plan is reduced by an estimate of amounts to which an employee may be entitled under any federal, state or local unemployment pay program. The Excess Plan provides severance benefits and a Company-subsidized medical benefit for certain non-union employees whose employment is involuntarily terminated. The Company in its sole discretion determines eligibility for Excess Plan benefits, as well as the amount and duration of those benefits.

The named executive officers may become entitled to severance benefits under the Excess Plan and/or the Supplemental Plan. The Company considers the executive’s position in the Company in addition to length of service in determining the amount and duration of the severance benefit. The Company believes that appropriate severance benefits are essential to attracting and retaining talented executives.

Mr. Robinson was not eligible for the severance plans because he entered into a separate agreement providing specific benefits, as described below. In addition, Mr. Nicolin terminated employment on January 1, 2010 and entered into a Settlement Agreement that was generally based on the benefits provided under the Excess Plan, as described below.

Robinson Separation Agreement

The Company entered into a Separation Agreement and General Release (the “Separation Agreement”) with Mr. Robinson on October 8, 2009. Pursuant to the Separation Agreement, the Company and Mr. Robinson agreed to continue his employment on a reduced basis for part of 2010 and terminate his employment effective September 30, 2010. The Separation Agreement governs the terms of his employment and benefits from December 31, 2009 through September 30, 2010 and supersedes and replaces all prior agreements regarding the same subject matter covered by the Separation Agreement as may be applicable to Mr. Robinson. As a result, Mr. Robinson is not eligible for benefits under an ESA or the severance plans discussed above.

This arrangement benefits both the Company and Mr. Robinson in ways that would not be available if Mr. Robinson terminated employment on December 31, 2009 under the Company’s severance plans. The Company retains Mr. Robinson’s cooperation while Mr. Figuereo assumes his responsibilities and restricts Mr. Robinson’s competition and solicitation activities. In exchange, the Company provides Mr. Robinson with more benefits than he would have received under the Company’s severance plans.

The Separation Agreement provides that Mr. Robinson will receive reduced compensation during his 2010 employment and confirms that: (1) he will receive credit for each month of his 2010 employment for the purpose of the age and service crediting requirements of his SERP Cash Account under the 2008 Deferred Compensation Plan and for purposes of vesting in his stock options; (2) he will remain eligible for a 2009 contribution credit to his SERP Cash Account; (3) he will remain eligible for a 2009 bonus under the Bonus Plan; and (4) on February 6, 2010, he will become vested in the restricted stock granted to him in 2007. He is also prohibited from competing with the Company while he remains employed.

Mr. Robinson is not vested in his SERP benefit and will not become vested in such benefit as a result of the Separation Agreement. However, if Mr. Robinson signs and does not revoke a supplemental Separation Agreement and Release upon his termination of employment, Mr. Robinson will then become fully vested in his SERP Cash Account, the restricted stock granted to him in 2008, and the RSUs granted to him in 2009. The 2009 RSUs will be settled in stock. Any stock options that are vested as of September 30, 2010 will be exercisable for one year (or, if earlier, until the 10th anniversary of the date of grant). Any stock options that are not vested as of September 30, 2010 will become vested on February 11, 2012 and will remain exercisable until February 11, 2013 (or, if earlier, until the 10th anniversary of the date of grant). If Mr. Robinson had terminated employment on December 31, 2009, he would not have become vested in these benefits.

In addition, the Separation Agreement provides better health coverage than the Company severance plans. Mr. Robinson and his eligible spouse and dependents may continue health coverage until the earlier of Mr. Robinson’s attainment of age 65 or the date he becomes eligible for similar governmental coverage. Unlike the Company severance plans, the Separation Agreement extends Mr. Robinson’s current non-solicitation agreement and prohibits him from soliciting Company employees before September 30, 2012.

Nicolin Settlement Agreement

The Company entered into a Settlement Agreement and General Release (the “Settlement Agreement”) with Mr. Nicolin on January 1, 2010. As a result of an arms-length negotiation, the Settlement Agreement provides benefits similar to those Mr. Nicolin would have received under the Company’s severance plans, as well as additional benefits in the form of special vesting provisions and expense reimbursements related to his overseas assignment.

Under the Settlement Agreement, Mr. Nicolin is entitled to: (1) continued base pay for 12 months or, if earlier, until he finds alternative employment, (2) continued health coverage at subsidized rates during the severance period, (3) tax equalization payments and preparation services, (4) monetary payments as substitutes for his company-leased car and outplacement services, (5) his Company-provided Blackberry and laptop computer, (6) rent payments until his lease runs out in March 2010, and (7) expenses related to moving back to the United States.

Similar to the Company severance plans, the Settlement Agreement provides Mr. Nicolin with (1) a reemployment bonus in the event he finds suitable employment before the end of the severance period and (2) an opportunity for the Company to extend payments in the event Mr. Nicolin has been unable to find alternative employment before the end of the severance period.

Mr. Nicolin is not vested in his SERP benefit or SERP Cash Account under the 2008 Deferred Compensation Plan and will not become vested in such benefits as a result of the Settlement Agreement. However, Mr. Nicolin will continue to vest in his stock options as if he had remained employed until March 31, 2010. In addition, restricted shares and RSUs granted to Mr. Nicolin in 2007 and 2008 will continue to vest as if Mr. Nicolin had remained employed until the end of the applicable 3-year vesting period.

Until December 31, 2011, Mr. Nicolin is prohibited from obtaining employment with a specified list of competing companies and from soliciting any Company employees (except for clerical and secretarial employees). The Settlement Agreement also contains a release of claims provision.

Custom Comparator Group.

The following 23 companies were in the Company’s custom comparator group for 2009:

3M Company	Cooper Industries, Ltd.	Jarden Corp.
Avery Dennison Corporation	Danaher Corporation	Kimberly-Clark Corporation
The Big Group	Dorel Industries Inc.	Masco Corporation
The Black & Decker Corporation	Ecolab Inc.	Mattel, Inc.
Campbell Soup Co.	Energizer Holdings, Inc.	Sara Lee Corp.
Church & Dwight Inc.	Fortune Brands, Inc.	The Stanley Works
The Clorox Company	Group Seb	Tupperware Brands Corporation
Colgate-Palmolive Company	Illinois Tool Works Inc

For 2010, the Committee removed The Black & Decker Corporation from the custom comparator group due to that company’s merger with The Stanley Works.

Multiple Industry Index Comparator Group.

The following 110 companies were in the Company’s multiple industry index comparator group for 2009:

AECOM Technology Corporation

Air Products and Chemicals, Inc.

Alliant Techsystems Inc.

Armstrong World Industries, Inc.

ArvinMeritor, Inc.

Automatic Data Processing, Inc.

Avery Dennison Corporation

Avis Budget Group

Ball Corporation

BorgWarner Inc.

Brunswick Corporation

Cameron International Corporation

Campbell Soup Co.

CH2M Hill Companies, Ltd.

Chemtura Corporation

Chicago Bridge and Iron Company

Chiquita Brands International, Inc.

Cliffs Natural Resources Inc.

Constellation Brands, Inc.

Cooper Industries, Ltd.

Corn Products International Inc.

Covidien

CSX Corporation

Dana Corporation

Del Monte Foods Company

Dole Food Company, Inc.

Dover Corporation

Eastman Chemical Company

Eastman Kodak Company

Ecolab Inc.

Energizer Holdings, Inc.

Federal-Mogul Corporation

Fiserv, Inc.

Flowserve Corporation

FMC Corporation

Fortune Brands, Inc.

Foster Wheeler Corporation

Gannett Co., Inc.

Goodrich Corporation

Graphic Packaging Corporation

H.J. Heinz Company

Hallmark Cards, Inc.

Hanesbrands, Inc.

Hasbro, Inc.

Hewitt Associates LLC

Iron Mountain, Inc.

ITT Corporation

JohnsonDiversey

Joy Global Inc.

KBR, Inc.

Leggett & Platt Inc.

Lennox International Inc.

Levi Strauss & Co.

Lorillard Tobacco Company

Manitowoc Company, Inc.

Masco Corporation

Mattel, Inc.

McCormick & Company, Inc.

McDermott International, Inc.

McGraw-Hill Companies

MeadWestvaco Corporation

Mohawk Industries

Molson Coors Brewing Company

Nalco Company

NCR Corporation

NewPage Corporation

Oshkosh Truck Corporation

Owens Corning

Owens-Illinois, Inc.

Pactiv Corporation

Pitney Bowes, Inc.

Praxair, Inc.

Quest Diagnostics Incorporated

R.R. Donnelly & Sons Company

Reynolds American Inc.

Rockwell Automation

Rockwell Collins

Ryder System, Inc.

S.C. Johnson & Son, Inc.

Schreiber Foods Inc.

Science Applications International Corporation

Sealed Air Corporation

Sonoco Products Company

SPX Corporation

Starwood Hotels & Resorts Worldwide, Inc.

Steelcase Inc.

Temple-Inland Inc.

Tenet Healthcare Corporation

Tenneco Automotive Inc.

Terex Corporation

The Brink’s Company

The Clorox Company

The Hershey Company

The Mosaic Company

The Scotts Miracle-Gro Company

The Shaw Group

The Sherwin-Williams Company

The Valspar Corporation

The Western Union Company

Thompson Reuters

Trinity Industries, Inc.

Unisys Corporation

United Stationers Inc.

USG Corporation

Visteon Corporation

Vulcan Materials Company

W.W. Grainger, Inc.

Western Digital Corporation

Weyerhaeuser Company

Wyndham Worldwide Corporation

2009 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(5)	Option Awards ($)(6)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(7)	All Other Compensation ($)	Total ($)
Mark D. Ketchum,	2009	$1,300,000	—	$2,738,400	$669,060	$2,362,100	$992,799	$354,180	$8,416,539
President and Chief Executive Officer	2008	$1,291,667	—	$1,029,601	$2,388,202	—	$1,357,675	$538,277	$6,605,422
	2007	$1,200,000	—	$1,951,212	$2,857,680	$1,837,080	$1,384,257	$562,483	$9,792,712

J. Patrick Robinson,	2009	$550,000	—	$381,646	$106,500	$651,750	$10,517	$90,301	$1,790,714
Former Executive Vice President, Chief Financial Officer(1)	2008	$548,750	—	$229,515	$361,800	—	$257,359	$148,093	$1,545,517
	2007	$533,333	—	$418,711	$428,652	$505,440	$86,055	$215,038	$2,187,229

Juan R. Figuereo,	2009	$35,666	$150,000	$224,100	$266,500	—	—	$3,567	$679,833
Executive Vice President, Chief Financial Officer(2)

Magnus R. Nicolin,	2009	$486,554	—	$456,666	$168,500	$515,680	—	$472,152	$2,099,552
Former President, Newell Rubbermaid Europe, Middle East, and Africa and Newell Rubbermaid Asia Pacific(3)	2008	$475,000	—	$393,520	$281,400	$106,680	—	$622,637	$1,879,237

G. Penny McIntyre,	2009	$245,481	$50,000	$531,000	$366,000	$573,750	—	$39,389	$1,805,620
President, Office Products(4)

Jay D. Gould,	2009	$515,625	—	$447,180	$114,750	$568,889	—	$79,177	$1,725,621
President, Home & Family

(1)	Mr. Robinson. Served as Executive Vice President, Chief Financial Officer until December 7, 2009, when he retired from this position. Mr. Robinson entered into a Separation Agreement and General Release dated October 8, 2009. For a description of this agreement, see “Compensation Discussion and Analysis—Robinson Separation Agreement.”

(2)	Mr. Figuereo. Named Executive Vice President, Chief Financial Officer effective December 7, 2009.

(3)	Mr. Nicolin. Served as President, Newell Rubbermaid Europe, Middle East and Africa until July 2009 when he became President, Newell Rubbermaid Europe, Middle East and Africa and President Newell Rubbermaid Asia Pacific. Mr. Nicolin resigned from this position effective January 1, 2010 and entered into a Settlement Agreement and General Release. For a description of this agreement, see “Compensation Discussion and Analysis – Nicolin Settlement Agreement.”

(4)	Ms. McIntyre. Named Group President, Office Products effective June 15, 2009.

(5)

Stock Awards.    This column shows the grant date fair value of awards of restricted stock and time-based and performance-based RSUs granted to the executive officers in the years indicated computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The 2009 grants consist of both time-based and performance-based RSUs. The 2008 grants are primarily restricted stock and the 2007 grants are solely restricted stock. In February 2009, performance-based RSUs were awarded in the following amounts: Mr. Ketchum, 184,000 RSUs; Mr. Robinson, 24,750 RSUs; Mr. Nicolin 20,750 RSUs; and Mr. Gould, 29,000 RSUs. The grant date fair values of these performance-based RSU awards are based on the probability of outcomes possible under the RSUs and the shares the recipient would receive under each of the outcomes. Because the likelihood of and payouts associated with achieving a total shareholder return greater than the companies in the custom comparator group over the three-year period are generally offset by the likelihood of and payouts associated with achieving a total shareholder return less than the companies in the custom comparator group, the grant date fair values of these performance-based RSUs approximate the value of the Company’s common stock on the grant date. The values of the performance-based RSUs on the grant date assuming that the performance condition will be achieved at the maximum level are $2,738,400, $381,646, $319,966 and $447,180, respectively. All grants to Mr. Figuereo and Ms. McIntyre in 2009 were time-based RSUs. See the Stock Based Compensation Footnote to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the years ended December 31, 2009, 2008 and 2007 for an explanation of the assumptions made by the Company in the valuation of the awards shown in this column. Details regarding 2009 stock awards can be found in the table “2009 Grants of Plan-Based Awards.” Details regarding the 2009, 2008 and 2007 stock awards that are still outstanding may be found in the table “Outstanding Equity Awards At Fiscal Year End.”

(6)	Option Awards. The amounts in this column represent the grant date fair value of awards of stock options made to the named executive officers in the years indicated computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. See the Stock-Based Compensation Footnote to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the years ended December 31, 2009, 2008 and 2007 for an explanation of the assumptions made by the Company in the valuation of these awards. Details regarding 2009 stock option awards can be found in the table “2009 Grants of Plan-Based Awards.” Details regarding 2009, 2008 and 2007 stock option awards that are still outstanding can be found in the table “Outstanding Equity Awards At 2009 Fiscal Year End.”

(7)	Change in Pension Value and Nonqualified Deferred Compensation Earnings. The amounts in this column for 2009 represent the annual net increase (but not less than zero) in the present value of accumulated benefits under the SERP and the Pension Plan for the year ended December 31, 2009 (the measurement date for reporting purposes of these plans in the Company’s 2009 Form 10-K). For 2008, the foregoing annual net increase for these plans was determined on an annualized basis from September 30, 2007 to December 31, 2008 (the measurement date used for these plans in the Company’s 2008 Form 10-K). For 2007, the foregoing annual net increase for these plans was determined from September 30, 2006 to September 30, 2007 (the measurement date used for the Pension Plan in the Company’s 2007 Form 10-K). No named executive officer participated in a plan with above-market earnings. For Messrs. Ketchum, Nicolin and Gould (none of whom participate in the Pension Plan), this column reflects amounts only from the SERP. For Mr. Robinson, this column reflects the amount from the Pension Plan (but not the SERP due to his non-vested status under the SERP as of December 31, 2009). Mr. Figuereo and Ms. McIntyre do not participate in the Pension Plan or the SERP (although they do participate in the SERP Cash Account). The present values of accumulated benefits under the SERP and Pension Plan were determined using assumptions consistent with those used for reporting purposes of these plans in the Company’s Form 10-K for each year, with no reduction for mortality risk before age 65. Please refer to Footnote (2) to the 2009 Pension Benefits table for additional information regarding the assumptions used to calculate the amounts in this column for 2009.

Salary.    The “Salary” column of the Summary Compensation Table shows the salaries paid in the years indicated to each of the named executive officers. Salary increases, if any, for each year are generally effective as of February 1st of that year.

Bonus.    The “Bonus” column of the Summary Compensation Table shows one-time, lump-sum payments to Mr. Figuereo and Ms. McIntyre made in connection with each executive’s initial hiring.

Stock Awards.    The amounts in the “Stock Awards” column of the Summary Compensation Table consist of the grant date fair value of awards of restricted stock and RSUs for each named executive officer.

Option Awards.    The amounts in the “Option Awards” column of the Summary Compensation Table consist of the grant date fair value of the awards of stock options for each named executive officer.

Non-Equity Incentive Plan Compensation.    The “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table shows the cash bonus the Company awarded under the Bonus Plan to each named executive officer. The Company pays all of these amounts, if any, in the month of February following the year in which they are earned. Additional explanation of the non-equity incentive plan compensation for each named executive officer appears above under the caption “Compensation Discussion and Analysis—Annual Incentive Compensation” and below in the footnotes to the 2009 Grants of Plan-Based Awards table.

Mr. Nicolin received a payout in 2009 under an EMEA Special Bonus Plan with respect to the EMEA performance in 2007. Additional explanation of the Special Bonus Plan appears above under the caption “Compensation Discussion and Analysis—Annual Incentive Compensation—Nicolin Special Bonus Plan.”

All Other Compensation.    The “All Other Compensation” column of the Summary Compensation Table reflects the following amounts for each named executive officer in 2009.

Name	Personal Use of Aircraft (1)	Other Perquisites and Personal Benefits (2)	401(k) Savings and Retirement Plan (3)	SERP Cash Account Credit (4)	Insurance Premiums (5)	Tax Reimbursement (6)	Expatriate Tax Equalization (7)	Total
Mark D. Ketchum	$228,848	$25,853	$12,250	$78,000	$9,229	—	—	$354,180
J. Patrick Robinson	$7,304	$21,677	$22,050	$33,000	$6,270	—	—	$90,301
Juan R. Figuereo	—	—	—	$3,567	—	—	—	$3,567
Magnus R. Nicolin	—	$325,867	$19,600	$24,328	$6,014	—	$96,343	$472,152
G. Penny McIntyre	—	$6,413	$7,350	$24,567	$1,059	—	—	$39,389
Jay D. Gould	—	$27,815	$9,800	$27,344	$5,457	$8,761	—	$79,177

(1)	Personal Use of Aircraft. This column shows the estimated incremental cost to the Company in 2009 of providing personal use of Company-owned aircraft to Messrs. Ketchum and Robinson. The estimated cost of aircraft usage by the named executive officers is determined by multiplying flight hours by an average estimated hourly cost of operating the aircraft. The hourly cost is calculated at the beginning of each year by dividing total budgeted variable expenses, such as fuel, equipment repair, supplies, pilot lodging, meals and transportation, airport services and aircraft catering, by estimated flight hours for the year.

(2)	Other Perquisites and Personal Benefits. The amounts in this column consist of (a) the incremental cost to the Company of providing personal use of a leased Company automobile to each named executive officer; (b) all amounts paid by the Company to or on behalf of Messrs. Ketchum, Robinson and Nicolin in respect of tax planning and return preparation services; (c) all amounts paid by the Company for physical examinations of Messrs. Ketchum, Robinson and Gould, which are permitted pursuant to Company policy; and reimbursement of moving expenses for Mr. Gould in the amount of $11,878. With respect to Mr. Nicolin, amounts in this column include certain living and other expenses borne by the Company in connection with his international assignment. The perquisites and personal benefits received by Mr. Nicolin in 2009 pursuant to these arrangements include: $114,200 for housing expenses in Paris, France; $116,000 for mortgage reimbursement payments related to his home in the U.S.; and $77,494 in goods and services differential payments. Except for the mortgage reimbursement for his U.S. residence, Mr. Nicolin received these benefits and allowances under the Company’s Long-Term Standard International Assignment Policy (the “International Assignment Policy”), which is applicable to all employees in similar circumstances and is designed to minimize any financial detriment or gain to the employee from an international assignment. Mr. Nicolin is not subject to a provision in the International Assignment Policy that places a cap of $160,000 annual base salary as the amount to be applied in the calculation of the goods and services differential allowance.

(3)	401(k) Savings and Retirement Plan. This column shows the amount of all Company matching and retirement contributions made for 2009 under the Company’s 401(k) Savings and Retirement Plan on behalf of each named executive officer.

(4)	SERP Cash Account Credit. Each of the named executive officers is eligible to participate in the 2008 Deferred Compensation Plan and the SERP Cash Account. This column shows the annual employer contribution amount for 2009 (exclusive of employee deferrals) which will be credited to each named executive officer’s account under the 2008 Deferred Compensation Plan in 2010, which is referred to as a “SERP Cash Account”, as described below under “Deferred Compensation Plans.”

(5)	Insurance Premiums. This column shows all amounts paid by the Company on behalf of each named executive officer in 2009 for (a) life insurance premiums: Mr. Ketchum, $2,592; Mr. Robinson, $1,413; Mr. Nicolin, $1,288; Ms. McIntyre, $485; and Mr. Gould, $1,030; and (b) long-term disability insurance premiums: Mr. Ketchum, $6,637; Mr. Robinson, $4,857; Mr. Nicolin, $4,726; Ms. McIntyre, $574; and Mr. Gould, $4,427.

(6)	Tax Reimbursement. This column shows amounts paid to Mr. Gould for reimbursement of tax expenses related to his relocation.

(7)	Expatriate Tax Equalization. This column shows the net tax equalization payments received by Mr. Nicolin pursuant to the International Assignment Policy.

Compensation Arrangement with CEO

On February 13, 2006, with the approval of the independent members of its Board of Directors, the Company entered into a written compensation arrangement with Mr. Ketchum in connection with his appointment as the Company’s President and CEO. The terms of this arrangement included the opportunity to participate in the Company’s plans made available to executives generally, as well as participation in the SERP and SERP Cash Account. Mr. Ketchum is entitled to receive three years of credited service under the SERP and SERP Cash Account for each year of his first five years of completed service, and then one year of credited service for each year of completed service thereafter. The additional years of service credited to Mr. Ketchum will be forfeited in the event his employment terminates prior to completing five years of service. The foregoing additional years of service applies for both vesting and benefit amount purposes for the SERP and solely for vesting purposes for the SERP Cash Account, but does not take effect for vesting purposes under either plan until he has five years of actual service. See the table and related description below under the captions “Retirement Plans—SERP” and “Retirement Plans—Deferred Compensation Plans.”

2009 Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number Of Shares Of Stock Or Units (#)(6)	All Other Option Awards: Number Of Securities Underlying Options (#)(7)	Exercise Or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards (8)
		Threshold ($)(3)	Target ($)(4)	Maximum ($)(5)	Threshold (#)	Target (#)	Maximum (#)
Mark D. Ketchum	2/11/2009				—	160,000	320,000				$1,233,600
	2/27/2009				—	24,000	48,000				$135,600
	2/11/2009							160,000			$1,233,600
	2/27/2009							24,000			$135,600
	2/11/2009								413,000	$7.71	$619,500
	2/27/2009								59,000	$5.65	$49,560
	2/11/2009	—	$1,495,000	$2,900,000

J. Patrick Robinson	2/11/2009				—	24,750	49,500				$190,823
	2/11/2009							24,750			$190,823
	2/11/2009								71,000	$7.71	$106,500
	2/11/2009	—	$412,500	$825,000

Juan R. Figuereo	12/7/2009							15,000			$224,100
	12/7/2009								50,000	$14.94	$266,500

Magnus R. Nicolin	2/11/2009				—	20,750	41,500				$159,983
	2/11/2009							20,750			$159,983
	8/5/2009							10,000			$136,700
	2/11/2009								47,000	$7.71	$70,500
	8/5/2009								20,000	$13.67	$98,000
	2/11/2009	—	$350,457	$700,914

G. Penny McIntyre	6/15/2009							50,000			$531,000
	6/15/2009								100,000	$10.62	$366,000
	6/15/2009	—	$337,500	$675,000

Jay D. Gould	2/11/2009				—	29,000	58,000				$223,590
	2/11/2009							29,000			$223,590
	2/11/2009								76,500	$7.71	$114,750
	2/11/2009	—	$386,719	$773,438

(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards. Potential payouts under the Bonus Plan were based on performance in 2009. Thus, the information in the “Target” and “Maximum” columns reflect the range of potential payouts when the performance goals were set in February 2009.

(2)	Estimated Future Payouts Under Equity Incentive Plan Awards. Represents performance-based RSUs granted in 2009 under the LTIP. The target number of shares shown in the table reflects the number of shares that will be awarded if the total shareholder return performance metric is met at target level. Actual shares, if any, will be awarded in February 2012 and may range from 0 to 200% of the target. For additional information on performance-based RSUs see “Compensation Discussion and Analysis—Long-Term Incentive Compensation.”

(3)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards—Threshold. Pursuant to the Bonus Plan performance at or below a specific percentage of a target goal will result in no payment with respect to that performance goal. As a result, no payment is to be made under the Bonus Plan until a minimum performance level for a performance goal is exceeded, and performance above such level will result in a payment ranging from $1 to the maximum bonus amount related to such goal, depending upon the level at which the goal was attained. For an explanation of the payouts made under the Bonus Plan with respect to 2009 performance see “Compensation Discussion and Analysis—Annual Incentive Compensation.”

(4)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards—Target. Pursuant to the Bonus Plan, for Mr. Ketchum, the amount shown in this column represents 115% of his salary for 2009, and for each other named executive officer other than Mr. Nicolin, the amount shown in this column represents 75% of his or her salary for 2009. The amount shown for Mr. Nicolin represents 65% for that portion of his 2009 salary paid prior to the effective date of his appointment as President Asia Pacific, and 75% of his 2009 salary paid thereafter.

(5)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards—Maximum. Pursuant to the Bonus Plan, for Mr. Ketchum, the amount shown in this column represents 230% of his salary for 2009 subject to a cap of $2,900,000, and for each other named executive officer other than Mr. Nicolin, the amount shown in this column represents 150% of his or her salary for 2009. The amount shown for Mr. Nicolin represents 130% for that portion of his 2009 salary paid prior to the effective date of his appointment as President Asia Pacific, and 150% of his 2009 salary paid thereafter.

(6)	All Other Stock Awards: Number of Shares of Stock or Units. This column shows the number of time-based RSUs awarded to the named executive officers in 2009. For additional information on these awards see “Compensation Discussion and Analysis—Long-Term Incentive Compensation.”

(7)	All Other Option Awards: Number of Securities Underlying Options. This column shows the number of shares that may be issued to the named executive officer on exercise of stock options granted in 2009.

(8)	Grant Date Fair Value of Stock and Option Awards. This column shows the grant date fair value of awards of restricted stock, restricted stock units and stock options to the named executive officers, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. See the Stock Based Compensation Footnote to the Consolidated Financial Statements included in the Company’s 2009 Annual Report on Form 10-K for an explanation of the assumptions made by the Company in valuing these awards.

Outstanding Equity Awards at 2009 Fiscal Year-End

	Option Awards(1)				Stock Awards
Name	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested (#)(2)	Market Value Of Shares Or Units Of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Mark D. Ketchum(5)	8,000	2,000	$22.38	2/10/2015	292,399	$4,388,909	184,000	$2,761,840
	3,200	800	$21.68	5/11/2015
	60,000	15,000	$22.81	11/9/2015
	120,000	80,000	$23.62	2/13/2016
	160,000	240,000	$30.37	2/6/2017
	118,816	475,264	$23.32	2/13/2018
	0	413,000	$7.71	2/11/2019
	0	59,000	$5.65	2/27/2019
J. Patrick Robinson(6)	22,500	0	$24.67	5/7/2011	48,379	$726,169	24,750	$371,498
	7,725	0	$24.00	5/9/2011
	8,550	0	$26.30	5/16/2011
	24,800	0	$35.34	5/9/2012
	30,000	0	$29.34	5/8/2013
	29,750	0	$22.98	5/13/2014
	26,250	7,500	$22.38	2/10/2015
	22,000	16,000	$23.99	2/8/2016
	24,000	36,000	$30.37	2/6/2017
	18,000	72,000	$23.32	2/13/2018
	0	71,000	$7.71	2/11/2019
Juan R. Figuereo(7)	0	50,000	$14.94	12/7/2019	15,000	$225,150	—	—
Magnus R. Nicolin(8)	10,000	15,000	$30.37	2/6/2017	65,200	$978,652	20,750	$311,458
	14,000	56,000	$23.32	2/13/2018
	0	47,000	$7.71	2/11/2019
	0	20,000	$13.67	8/5/2019
G. Penny McIntyre(9)	0	100,000	$10.62	6/15/2019	50,000	$750,500	—	—
Jay D. Gould(10)	12,000	8,000	$25.61	6/15/2016	71,648	$1,075,436	29,000	$435,290
	4,000	6,000	$30.37	2/6/2017
	20,000	80,000	$23.32	2/13/2018
	0	76,500	$7.71	2/11/2019

(1)	Option Awards. Each option granted in 2009 is subject to a three-year cliff vesting period and has a ten-year term. Options granted prior to 2009 become exercisable in annual cumulative installments of 20% commencing one year from the date of grant, with full vesting occurring on the fifth anniversary of the date of grant and have a ten-year term. Thus, the vesting date for each option award in this table can be calculated accordingly. Vesting may be accelerated and earlier exercise permitted as a result of death, disability, retirement or certain changes in control of the Company. All options were granted at market value on the date of grant, based on the closing market price of the common stock for such date as reported in The Wall Street Journal.

(2)	Number of Shares or Units of Stock That Have Not Vested. Represents all restricted stock and time-based RSU awards held by the named executive officer as of December 31, 2009. Except as described below, all restricted stock and time-based RSU awards awarded to the named executive officers vest on the third anniversary of the date of grant.

(3)	Market Value of Shares or Units of Stock That Have Not Vested. Represents the number of shares of common stock covered by the restricted stock and time-based RSU awards valued using $15.01 (the closing market price of the Company’s common stock as reported in The Wall Street Journal for December 31, 2009).

(4)	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested. Represents the number of shares of common stock covered by the performance-based RSU awards using $15.01 (the closing market price of the Company’s common stock as reported in The Wall Street Journal for December 31, 2009). The value provided assumes the performance based RSU awards payout at target value.

(5)	Vesting Dates—Ketchum. The vesting dates of the restricted stock awards are February 6, 2010 (64,248 shares) and February 13, 2011 (44,151 shares). The vesting dates of the time-based RSU awards are February 11, 2012 (160,000 RSUs) and February 27, 2012 (24,000 RSUs). The vesting dates of the performance-based RSU awards are February 11, 2012 (160,000 RSUs) and February 27, 2012 (24,000 RSUs).

(6)	Vesting Dates—Robinson. The vesting dates of the restricted stock awards are February 6, 2010 (13,787 shares), and February 13, 2011 (9,842 shares). The vesting date of the time-based RSU award (24,750 RSUs) and performance-based RSU award (24,750 RSUs) is February 11, 2012. For additional information concerning the vesting of Mr. Robinson’s awards see “Compensation Discussion and Analysis—Robinson Separation Agreement.”

(7)	Vesting Dates—Figuereo. The vesting date of the time-based RSU award is December 7, 2012 (15,000 RSUs).

(8)	Vesting Dates—Nicolin. The vesting dates of the restricted stock awards are February 6, 2010 (10,712 shares), and February 13, 2011 (8,738 shares). The vesting dates of the time-based RSU awards are December 12, 2010 (7,500 RSUs), December 12, 2011 (7,500 RSUs), February 11, 2012 (20,750 RSUs) and August 5, 2012 (10,000 RSUs). The vesting date of the performance-based RSU award is February 11, 2012 (20,750 RSUs). For additional information on the vesting of Mr. Nicolin’s awards subsequent to January 1, 2010 see “Compensation Discussion and Analysis—Nicolin Settlement Agreement.”

(9)	Vesting Dates—McIntyre. The vesting dates of the time-based RSU award are June 15, 2010 (25,000, RSUs) and June 15, 2011 (25,000 RSUs).

(10)	Vesting Dates—Gould. The vesting dates of the restricted stock awards are February 6, 2010 (9,370 shares), and February 13, 2011 (18,278 shares). The vesting dates of the time-based RSU awards are December 12, 2010 (7,500 RSUs), December 12, 2011 (7,500 RSUs) and February 11, 2012 (29,000 RSUs). The vesting date of the performance-based RSU award is February 11, 2012 (29,000 RSUs).

2009 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)
Mark D. Ketchum	—	—	—	—
J. Patrick Robinson	—	—	18,783	$157,402	(1)
Juan R. Figuereo	—	—	—	—
Magnus R. Nicolin	—	—	15,000	$199,650	(2)
G. Penny McIntyre	—	—	—	—
Jay D. Gould	—	—	5,000	$53,100	(3)

(1)	Value Realized on Vesting-Robinson. Represents the number of shares of restricted stock which vested on February 9, 2009, valued using the closing market price of the Company’s common stock as reported in The Wall Street Journal for February 9, 2009 ($8.38).

(2)	Value Realized on Vesting-Nicolin. Represents the number of shares of restricted stock which vested on August 17, 2009, valued using the closing market price of the Company’s common stock as reported in The Wall Street Journal for August 17, 2009 ($13.31).

(3)	Value Realized on Vesting-Gould. Represents the number of shares of restricted stock which vested on June 15, 2009, valued using the closing market price of the Company’s common stock as reported in The Wall Street Journal for June 15, 2009 ($10.62).

Retirement Plans

The Company provides its eligible executives with retirement benefits using a combination of the Company’s Pension Plan, 401(k) Savings and Retirement Plan, Supplemental Executive Retirement Plan (“SERP”) and Deferred Compensation Plans.

2009 Pension Benefits

The Company provides defined benefit compensation under the SERP and Pension Plan for those named executive officers who participate in one or both of such plans (namely, Messrs. Ketchum, Robinson, Nicolin and Gould). This table shows (1) the years of credited service for benefit purposes currently credited to each named executive officer under the SERP and Pension Plan as of December 31, 2009 and (2) the current present value of the accumulated benefits payable under the SERP and Pension Plan to each named executive officer as of December 31, 2009 (if commencing at age 65).

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Mark D. Ketchum	SERP	12 years, 7.5 months	$4,461,924	—
J. Patrick Robinson	SERP	8 years, 7 months	—	—
	Pension Plan	3 years, 7 months	$75,970	—
Magnus R. Nicolin	SERP	3 years, 5 months	—	—
Jay D. Gould	SERP	3 years, 7 months	—	—

(1)	Years of Credited Service. The years of credited service for benefit purposes shown in this column for the SERP are calculated as of December 31, 2009, the measurement date used for reporting purposes in the Company’s 2009 Form 10-K. The years of credited service for benefit purposes for the Pension Plan are through December 31, 2004, the effective date for which the Pension Plan discontinued future benefit accruals. The years of credited service shown in the table for Mr. Ketchum are three times his four years and 2.5 months of actual years of completed service as of December 31, 2009. As part of his compensation arrangement with the Company, Mr. Ketchum is entitled to receive three years of credited service under the SERP for each year of his first five years of completed service, and then one year of credited service for each year of completed service thereafter. The additional years of credited service will be forfeited if Mr. Ketchum’s employment terminates prior to the completion of five years of service. The present value of Mr. Ketchum’s accumulated benefit based on his actual years of completed service (four years, 2.5 months) is $796,312. Mr. Robinson is not vested in his SERP benefit as of December 31, 2009 and will not become vested in such benefit as a result of his Separation Agreement.

(2)

Present Value of Accumulated Benefit.    The present value of accumulated benefits shown in this column are calculated as of December 31, 2009, the measurement date used for reporting purposes in the Company’s 2009 Form 10-K. Assumptions used in determining these amounts include a 5.75% discount rate and the RP-2000 projected to 2008 Combined Healthy Mortality Table, consistent with assumptions used for reporting purposes in the Company’s 2009 Form 10-K of the present value of accumulated benefits under the SERP and Pension Plan, except without reduction for mortality risk before age 65. See Footnote 13 to the Consolidated Financial Statements contained in the Company’s 2009 Annual Report on Form 10-K for information regarding the assumptions made by the Company for reporting purposes in the Company’s 2009 Form 10-K. The present values for the SERP reflect an offset for the executive’s Social Security benefit, a Pension Plan benefit amount and the executive’s SERP Cash Account. A discussion of the SERP appears below.

SERP

The SERP is intended to offer competitive benefits to attract and retain executive talent and covers executives who were participants prior to January 1, 2007 (namely, Messrs. Ketchum, Robinson, Gould and Nicolin). Neither Mr. Figuereo nor Ms. McIntyre participate in the SERP.

The material terms and conditions of the SERP as they pertain to the named executive officers include the following:

Eligibility.    An executive generally is eligible to participate in the SERP if he or she is an officer of the Company or a participating affiliate with a title of President or above and became a participant before January 1, 2007.

Gross Benefit Formula.    The SERP calculates a gross retirement benefit prior to applying certain benefit offsets. The gross SERP benefit formula is as follows:

•

For participants with a title of President or above on December 31, 2003 (which includes Mr. Robinson): a monthly benefit equal to 1/12 of 67% of average compensation for the five consecutive years in which it was highest, reduced proportionately if years of credited service are less than 25.

•

For participants who are hired with or promoted to a title of President or above after December 31, 2003 (which includes Messrs. Ketchum, Nicolin and Gould): a monthly benefit equal to 1/12 of 50% of average compensation for the five consecutive years in which it was highest, reduced proportionately if years of credited service are less than 25.

Compensation.    Compensation for purposes of the gross SERP benefit formula includes base salary and cash bonus, unreduced for amounts deferred pursuant to the Company’s 401(k) Savings and Retirement Plan, Deferred Compensation Plans and the cafeteria plans. For an executive employed before January 1, 2006 (namely, Messrs. Ketchum and Robinson), the amount of bonus compensation for 2006 and subsequent years included in the calculation of his SERP benefit is adjusted to equal the amount that would have been received by the executive under the Bonus Plan in effect for 2005, prior to the revision of such percentages for 2006, rather than actual bonus payouts, subject to certain limits. For an executive employed on or after January 1, 2006 (namely, Messrs. Gould and Nicolin), the amount of bonus compensation is the executive’s actual paid bonus amount. In any event, salary and bonuses exclude restricted stock awards that were made in 2005 and 2006 under the LTIP in connection with the reduction of a participant’s target bonus opportunity.

Social Security and Pension Benefit Offsets.    The gross SERP benefit of each executive is reduced by his monthly primary Social Security benefit and Pension Plan benefit at age 65. The offset for the Pension Plan benefit is based on his marital status (i.e., a joint and 50% survivor annuity if married and a single life annuity if not married), includes the benefit the executive would receive if the Company had not frozen new enrollment and benefit accruals under the Pension Plan effective December 31, 2004 and is applied without regard to his vested status in any actual Pension Plan benefit.

SERP Present Value, Cash Account Offset.    The executive’s gross SERP benefit, as reduced by his foregoing Social Security and Pension Plan benefit amounts, is converted to a lump sum present value amount as of the January 1st after the year of the executive’s termination of employment. The actuarial assumptions for this purpose are based on the discount rate and mortality assumptions used by the Company in its Form 10-K for pension expense reporting purposes for the year of the executive’s termination of employment, except using a unisex mortality table and without reduction for mortality risk before age 65. The lump sum amount is then reduced (to not less than zero) by the participant’s SERP Cash Account under the 2008 Deferred Compensation Plan as of the January 1st after the year of the executive’s termination of employment (which includes the full balance of the SERP Cash Account, including any contribution to the SERP Cash Account for the year of termination of employment), applied without regard to the vested percentage of his SERP Cash Account. For a detailed explanation of the SERP Cash Account benefit under the 2008 Deferred Compensation Plan, see the discussion below under the caption “Deferred Compensation Plans.”

Benefit Entitlement.    An executive becomes vested in his SERP benefit as follows: (1) upon employment on or after age 60, (2) upon involuntary termination with 15 years of credited service, (3) upon death during employment, (4) upon 15 years of credited service, if employed on the date of any sale of his affiliate or division of the Company, (5) upon retirement under the Company’s retirement guidelines or (6) upon a change in control of the Company, as defined in the 2003 Stock Plan. Under the Company’s retirement guidelines, a participant will become vested in his SERP benefit due to retirement if the sum of the participant’s whole and fractional years of age and service is 75 or more and the participant is at least 55 with five years of service, is not terminated for cause and enters into certain restrictive covenants with the Company. No named executive officer is vested under the SERP as of December 31, 2009, except Mr. Ketchum who turned age 60 on October 19, 2009. Mr. Robinson is not vested under the SERP and will not become vested as a result of his Separation Agreement.

Time and Form of Benefit Payment.    An executive will receive his SERP benefit at the same time and in the same form as payment of his SERP Cash Account under the 2008 Deferred Compensation Plan (i.e., a lump sum or in annual installments not to exceed ten years). The payment or commencement of the SERP benefit will be made in the year after the year of the executive’s termination of employment, but not sooner than six months after the date of such termination. See “Deferred Compensation Plans—2008 Plan” for a more detailed discussion of payment of amounts under the 2008 Deferred Compensation Plan, including payments in connection with a change in control of the Company.

Forfeiture Events.    An executive will forfeit the SERP benefit if his employment is terminated due to fraud, misappropriation, theft, embezzlement or intentional breach of fiduciary duty, he competes with the Company in the areas that it serves, he makes an unauthorized disclosure of trade or business secrets or privileged information, he is convicted of a felony connected with his employment or he makes a material misrepresentation in any document he provides to or for the Company.

Assumptions.    The assumptions used in calculating the present value of the accumulated benefit under the SERP are set forth in footnote (2) to the 2009 Pension Benefits table above.

Additional Service.    The Company does not generally grant extra years of credited service under the SERP, but makes this determination on an individual basis. The additional credited service which Mr. Ketchum can earn (as described in footnote (1) to the 2009 Pension Benefits table above) for benefit amount purposes is intended to provide him with a meaningful SERP benefit, which he would not otherwise be able to earn given his age and employment date.

Pension Plan

The Pension Plan is a tax-qualified pension plan covering all eligible U.S. employees of the Company. The Pension Plan was amended to cease future benefit accruals for non-union employees, including the named executive officers, beginning January 1, 2005, so no non-union employees earn additional benefits under the Pension Plan after December 31, 2004. The material terms and conditions of the Pension Plan as they pertain to the named executive officers include the following:

Eligibility.    Named executive officers who were not participants as of December 31, 2004 do not participate in the Pension Plan. As a result, only Mr. Robinson is a participant in the Pension Plan.

Benefit Formula.    With respect to Mr. Robinson, benefits were accrued at the rate of 1.37% of compensation not in excess of $25,000 for each year of service plus 1.85% of compensation in excess of $25,000. No more than 30 years of service are taken into account in determining benefits. Compensation includes regular or straight-time salary or wages (unreduced for amounts deferred pursuant to the Company’s 401(k) Savings and Retirement Plan or cafeteria plans) and 100% of commissions (up to applicable Internal Revenue Code limits).

Benefit Entitlement.    A participant becomes vested in the retirement benefit after completing five years of service.

Retirement.    A participant is eligible for a normal retirement benefit based on the benefit formula described above if his or her employment terminates at or after age 65. A participant is eligible for an early retirement benefit if his or her employment terminates at or after age 60 and he or she has completed 15 years of vesting service. The early retirement benefit is equal to the normal retirement benefit described above, reduced by 0.5% for each month the benefit commences before age 65. A participant who is not eligible for a normal or early retirement benefit but has completed five years of vesting service is eligible for a deferred retirement benefit, following termination of employment, beginning at age 65 (or age 60 if the participant terminated employment with at least 15 years of vesting service, subject to a reduction of 0.5% for each month the payments begin before age 65). Mr. Robinson, the sole named executive officer who participates in the Pension Plan, is not eligible for a normal or early retirement benefit under the Pension Plan, but is eligible for a deferred retirement benefit.

Form of Benefit Payment.    The benefit formula calculates the amount of benefit payable in the form of a monthly life annuity, which is the normal form of benefit for an unmarried participant. The normal form of benefit for a married participant is a joint and 50% survivor annuity, which provides a reduced monthly amount for the participant’s life with the surviving spouse receiving 50% of the reduced monthly amount for life. The participant, with spousal consent, can waive the normal form and elect to have benefits paid in various annuity forms, each of which is the actuarial equivalent of the straight life annuity form.

Frozen Benefits.    Non-union participants do not earn any additional pension benefits after December 31, 2004. Their Pension Plan benefits are calculated using compensation and service as of December 31, 2004 and are paid in accordance with the Pension Plan. Participants continue to earn years of service after December 31, 2004 for vesting and early retirement eligibility purposes.

Assumptions.    The assumptions used in calculating the present value of accumulated benefits under the Pension Plan are set forth in footnote (2) to the 2009 Pension Benefits table above.

Additional Service.    The Company does not grant extra years of credited service under the Pension Plan.

Newell Rubbermaid 401(k) Savings and Retirement Plan

In order to make up in part the Pension Plan benefits that stopped accruing as of December 31, 2004, the Company amended its 401(k) Savings and Retirement Plan to provide retirement contributions for eligible non-union participants beginning in 2005. The material terms and conditions of the retirement contributions to the 401(k) Savings and Retirement Plan as they pertain to the named executive officers include the following:

The Company makes retirement contributions to a participant’s account each year in accordance with the following schedule:

Age + Completed Years of Service	% of Covered Pay
Less than 40	2
40-49	3
50-59	4
60 or more	5

The retirement contributions are subject to a three-year cliff vesting schedule, which includes credit for years of service earned prior to 2005 and begins on the participant’s date of hire. The retirement contributions made for each named executive officer are reflected in the “All Other Compensation” column of the Summary Compensation Table. All named executive officers, except Mr. Figuereo and Ms. McIntyre, are fully vested in the retirement contributions as of December 31, 2009.

2009 Nonqualified Deferred Compensation

This table shows the contributions made by each named executive officer and the Company in 2009, the earnings accrued on the named executive officer’s account balances in 2009 and the account balances at December 31, 2009 under the 2002 and 2008 Deferred Compensation Plans.

Name	Name of Plan	Executive Contributions in Last FY ($)(1)	Company Contributions in Last FY ($)(2)	Aggregate Earnings (Loss) in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Mark D. Ketchum	2002 Plan	—	—	—	—	—
	2008 Plan	—	$78,000	$481,187	—	$3,170,957
J. Patrick Robinson	2002 Plan	—	—	$72,814	—	$402,034
	2008 Plan	—	$33,000	$73,331	—	$483,811
Juan R. Figuereo	2002 Plan	—	—	—	—	—
	2008 Plan	—	$3,567	—	—	$3,567
Magnus R. Nicolin	2002 Plan	—	—	—	—	—
	2008 Plan	—	$24,328	$28,018	—	$134,381
G. Penny McIntyre	2002 Plan	—	—	—	—	—
	2008 Plan	—	$24,567	—	—	$24,567
Jay D. Gould	2002 Plan	—	—	—	—	—
	2008 Plan	—	$27,344	$28,082	—	$137,238

(1)	Executive Contributions in Last FY. None of the named executive officers contributed to the 2008 Deferred Compensation Plan in 2009.

(2)	Company Contributions in Last FY. The amount of Company contributions reported in this column for each named executive officer is included in the “All Other Compensation” column of the 2009 Summary Compensation Table as SERP Cash Account credits.

(3)	Aggregate Earnings (Loss) in Last FY. The investment earnings/loss for 2009 reported in this column for each named executive officer are not included in the Summary Compensation Table.

(4)	Aggregate Balance at Last FYE. The aggregate balance as of December 31, 2009 reported in this column for each named executive officer reflects amounts that were previously reported as compensation on the Summary Compensation Table for the 2007, 2008 and 2009 fiscal years, including (a) the SERP Cash Account credits in a total amount of $429,260 and $130,910 made on behalf of Messrs. Ketchum and Robinson, respectively, and reported in the All Other Compensation Column of the 2007 and 2008 Summary Compensation Tables and (b) the SERP Cash Account credit of $46,550 made on behalf of Mr. Nicolin and reported in the All Other Compensation Column of the 2008 Summary Compensation Table.

Deferred Compensation Plans

The Company maintains the 2002 Deferred Compensation Plan (the “2002 Plan”) and the 2008 Deferred Compensation Plan (the “2008 Plan”). The 2008 Plan, which was adopted effective as of January 1, 2008, succeeded the 2002 Plan with respect to all SERP Cash Accounts held under the 2002 Plan and executive deferrals (and earnings thereon) made under the 2002 Plan on and after January 1, 2005. The 2002 Plan will continue to govern the distribution of deferrals that were made prior to January 1, 2005, but no additional amounts (other than earnings on prior deferrals) will be credited under the 2002 Plan.

2008 Plan

The material terms and conditions of the 2008 Plan as they pertain to the named executive officers for 2009 are as follows:

Eligibility.    Employees designated by the Company’s Benefit Plans Administrative Committee are eligible to participate. All of the named executive officers are eligible to participate.

Participant Contributions.    For each calendar year, a participant can elect to defer up to 50% of his base salary and up to 100% of any cash bonus paid for the calendar year to the 2008 Plan. The deferred amounts are credited to an account established for the participant.

SERP Cash Account Feature.    Each executive with a title of Vice President or above after December 31, 2003 has a SERP Cash Account under the 2008 Plan. All named executive officers participate in the SERP Cash Account feature. Also, each President or above who was a participant in the SERP on December 31, 2003 had the lump sum present value of his SERP benefit (if any) as of that date credited to his SERP Cash Account.

SERP Cash Account—Basic Contribution.    The Board has approved annual basic contribution credits to the SERP Cash Accounts, as provided under the table below. All named executive officers receive this basic contribution credit.

Age + Completed Years of Service	% of Compensation
Less than 40	3
40-49	4
50-59	5
60 or more	6

SERP Cash Account—Supplemental Contribution.    If the executive was not a participant in the SERP before January 1, 2007 (namely, Mr. Figuereo and Ms. McIntyre), the executive also is credited with a supplemental contribution amount under his or her SERP Cash Account equal to 10% of annual compensation. The supplemental 10% contribution is provided in consideration for the executive not participating in the SERP.

Additional Contributions.    The Company may make additional matching and retirement contributions for participants whose Company matching and retirement savings contributions to the Company’s 401(k) Savings and Retirement Plan are reduced due to their deferring compensation under the 2008 Plan. None of the named executive officers received such additional matching and retirement contributions.

Compensation.    Compensation for purposes of the SERP Cash Account will depend mainly on the executive’s employment date and participation date in the 2008 Plan. For an executive who participated in the 2008 Plan before January 1, 2007, as applicable for the basic contribution, compensation is the sum of his (1) base salary paid during the calendar year and (2) management cash bonus which would have been paid to him during the calendar year under the bonus plan in effect for 2005, prior to the revision of such percentages for 2006, rather than actual bonus payouts, subject to certain limits. Base salary is unreduced for amounts deferred pursuant to the Company’s 401(k) Savings and Retirement Plan, 2008 Plan and cafeteria plans.

For an executive who did not participate in the 2008 Plan before January 1, 2007, as applicable for the basic contribution, compensation is the sum of his or her (1) base salary paid during the calendar year over the IRS maximum compensation limit for qualified retirement plans (i.e., $245,000 for 2009) and (2) management cash bonus paid in the same calendar year. However, for the supplemental 10% contribution, compensation is the sum of his or her (1) base salary paid during the calendar year and (2) management bonus paid in the same calendar year. Base salary is unreduced for amounts deferred pursuant to the Company’s 401(k) Savings and Retirement Plan, 2008 Plan and cafeteria plans.

Vesting.    A participant is fully vested in the portion of his or her account attributable to deferrals of salary and bonus. The SERP Cash Account portion vests over a 10-year period beginning at six years of credited service, at a rate equal to 10% per year with the participant becoming 100% vested after 15 years of credited service. In addition, a participant will become fully vested in the SERP Cash Account portion (1) upon a change in control of the Company, as defined in the 2003 Stock Plan or (2) if he or she remains employed until the earliest of age 60, death, disability or retirement under the Company’s retirement guidelines.

Under the Company’s retirement guidelines, a participant will become fully vested in the SERP Cash Account due to retirement if the sum of the participant’s whole and fractional years of age and service is

75 or more and the participant is at least 55 with five years of service, is not terminated for cause and enters into certain restrictive covenants with the Company.

As of December 31, 2009, Mr. Ketchum is 100% vested in his SERP Cash Account balance, while Mr. Robinson is 30% vested and Messrs. Nicolin, Figuereo and Gould and Ms. McIntyre are 0% vested in their SERP Cash Account balances. If Mr. Robinson remains employed until September 30, 2010 (or is terminated without cause before that date) and signs a waiver, he will become vested in his SERP Cash Account benefit on the 8th day after he submits and does not revoke the waiver.

Investments.    Each participant’s account is credited with earnings and losses based on investment alternatives made available in the 2008 Plan and selected by the participant from time to time. The investment options currently offered under the 2008 Plan consist of mutual funds, including stable value, total return and growth-oriented funds. The 2008 Plan does not currently provide for Company stock or fixed return investments. Participants may change investment elections daily.

Plan Funding.    Upon a change in control of the Company, the Company will establish a grantor trust and contribute to the trust an amount equal to the aggregate account balances.

Distributions.    At the time a participant makes a deferral election, he or she must elect whether such amount is to be paid in a lump sum or in annual installments of not more than 10 years (five years in the case of in-service distributions). Notwithstanding the participant’s payment election, the participant’s account will be paid out in a lump sum upon termination of employment prior to attaining age 55. Upon a participant’s termination of employment, benefits will be paid or commence to be paid in January of the next following year (or July of the next following year if termination occurs during the last six months of the prior year). A participant also may elect, at the time of his or her initial deferral election, to have deferrals paid in January of any year during his or her employment, provided that the payment date is at least two years after the year for which the election is effective and amounts subject to such payment election will become payable upon the participant’s termination of employment. Upon a participant’s death, the participant’s deferrals and Company contributions will be paid to the participant’s beneficiaries in accordance with the payment schedule that has already commenced and with respect to those amounts which had not previously commenced to be paid, in accordance with the participant’s payment election applicable to amounts payable on a termination of employment.

Upon a participant’s termination of employment within two years following a change in control of the Company (for Internal Revenue Code Section 409A purposes), the participant’s entire undistributed account under the 2008 Plan will be paid in a lump sum on the first business day of the seventh month following the participant’s termination of employment.

A participant may also request at any time a distribution from his or her account of an amount necessary to satisfy an unforeseeable emergency.

2002 Plan

Effective January 1, 2008, the 2002 Plan was frozen with respect to future contributions. All amounts that were earned and vested under the 2002 Plan as of December 31, 2004 (other than amounts credited to the SERP Cash Account) continue to be governed by the terms of the 2002 Plan. Mr. Robinson is the only named executive officer who is a participant in the 2002 Plan and is fully vested under the 2002 Plan. In general, the terms of the 2002 Plan with respect to investments and plan funding are the same as the 2008 Plan (described above).

Amounts deferred under the 2002 Plan may be paid:

•

in a lump sum or in annual installments (not to exceed 10 years) commencing in January of any year that follows the participant’s termination of employment, but not later than the January following the year the participant attains age 65; provided that if a participant’s employment terminates prior to age 60 and such termination is voluntary, or involuntary due to cause, the participant’s account will be distributed as soon as practicable;

•	in a lump sum or in annual installments (not to exceed 5 years) commencing in January of any year during the participant’s employment; provided that if the participant’s employment terminates voluntarily, or involuntarily due to cause, all scheduled in-service payments will be made as soon as practicable after such termination;

•	in an immediate lump sum at the election of the participant, subject to the requirement that the participant forfeit 10% of his or her account;

•

upon the participant’s death or disability, in accordance with the payment schedule that has already commenced or, if payment of the participant’s account has not commenced at the time of such death or disability, in accordance with the payment schedule elected by the participant; and

•

in a lump-sum upon a change in control of the Company, provided that if the election to receive any portion of the account on a change in control is made within one year of the change in control, the amount distributed to the participant will be reduced by 5%.

Potential Payments Upon Termination or Change in Control of the Company

The Company provides certain benefits to eligible employees upon certain types of termination of employment, including termination of employment following a change in control of the Company. These benefits are in addition to the benefits to which the employees would be entitled upon a termination of employment generally (i.e., vested retirement benefits accrued as of the date of termination, stock options, restricted stock and other stock-based compensation otherwise vested as of the date of termination and the right to elect continued health coverage pursuant to COBRA). Certain of the Company’s benefit plans also provide benefits to participants upon a change in control of the Company, regardless of whether a termination of employment also occurs.

The protections afforded by these various arrangements are a valuable incentive for attracting and retaining management talent. They are particularly important because the Company does not generally have employment agreements with management. In addition, in the event of an extraordinary corporate transaction, the benefits under the Employment Security Agreements and severance plans could prove crucial to the Company’s ability to retain management through the transaction process, and represent fair and appropriate consideration for the restrictive covenants that restrict them from competing with the Company and soliciting Company employees after termination. The benefits provided under the arrangements were determined to be market at the time they were adopted.

These incremental benefits as they pertain to the named executive officers are described below.

Termination of Employment Following a Change in Control

Employment Security Agreements

The Company has entered into Employment Security Agreements (“ESAs”) with all executive officers, as well as with certain other key employees, to provide benefits upon certain terminations of employment following a change in control of the Company. The Company has entered into ESAs with all the named executive officers. However, Mr. Robinson’s ESA is no longer effective because it was replaced by the Separation Agreement and General Release dated October 8, 2009. In addition, Mr. Nicolin’s ESA became ineffective on January 1, 2010, having been replaced by his Settlement Agreement and General Release. Accordingly, Mr. Nicolin would not be entitled to the benefits provided under the ESA after December 31, 2009.

In 2009, the Company began a practice of entering into ESAs that do not include tax gross-up benefits. Mr. Figuereo entered into an ESA following this change in practice, so his ESA differs from the ESAs of the other named executive officers in this and other respects described below.

Except as noted below with respect to Mr. Figuereo’s ESA, the ESAs provide for benefits upon the following types of employment termination:

•	an involuntary termination of the executive’s employment by the Company without “good cause” that occurs within 24 months after a change in control of the Company; or

•	a voluntary termination of employment for “good reason” that occurs within 24 months after a change in control of the Company.

For purposes of these ESAs:

“Change in Control” means (1) a person’s acquisition of 25% or more of the voting power of the Company’s outstanding securities; (2) a merger, consolidation or similar transaction, unless following such transaction, more than 50% of the voting power of the outstanding securities of the surviving entity is owned, in substantially the same proportion, by substantially all of the persons who owned the Company’s outstanding voting securities immediately prior to the transaction; (3) a sale of all or substantially all of the Company’s assets, unless following such transaction, more than 50% of the voting power of the outstanding securities of the surviving entity is owned, in substantially the same proportion, by substantially all of the persons who owned the Company’s outstanding voting securities immediately prior to the transaction; or (4) during any period of two consecutive years or less, the incumbent directors cease to constitute a majority of the Board.

“Good cause” exists if the executive in the performance of his or her duties engages in misconduct that causes material harm to the Company or the executive is convicted of a criminal violation involving fraud or dishonesty.

“Good reason” exists if (1) there is a material change in the nature or the scope of the executive’s authority or duties; (2) the executive is required to report to an officer with a materially lesser position or title than the officer to whom the executive reported on the date of the change in control, or in the case of the CEO, he is required to report to other than the entire Board; (3) there is a material reduction in the executive’s rate of base salary; (4) the Company changes by 50 miles or more the principal location in which the executive is required to perform services; (5) the Company terminates or materially amends, or terminates or materially restricts the executive’s participation in, any incentive plan or retirement plan so that he or she is not provided with a level of benefits at least equal to those provided in the aggregate by such plans prior to such termination or amendment; or (6) the Company materially breaches the provisions of the ESA. An executive’s termination will not be for good reason unless he or she first gives the Company 30 days notice, the Company fails to cure the situation within 30 days and the executive then terminates employment within 90 days of the initial event or occurrence constituting good reason.

Except for Mr. Figuereo as described below, the benefits provided upon such a termination of employment include the following (which are quantified in the table that follows this discussion):

•

a lump sum severance payment will be made within 30 days of the termination of employment, equal to the sum of (1) two times (three times in the case of Mr. Ketchum) the executive’s annual base salary, determined as of the date of the change in control or, if higher, the date of employment termination, (2) two times (three times in the case of Mr. Ketchum) the executive’s bonus, calculated by multiplying his or her base salary by the applicable payout percentage based on his or her job position held on the date of the change in control or, if higher, the date of employment termination, and assuming the attainment of performance goals at the 100% level, and (3) a pro rata portion of one times the bonus amount determined in (2) based on the portion of the calendar year ending on the date of the executive’s termination of employment;

•

all benefits under the SERP (of those named executive officers who participate in the SERP) and the 2002 and 2008 Deferred Compensation Plans (as applicable to the named executive officer) will become fully vested. The executive will be paid a lump sum amount, within 30 days of the termination of employment, equal to the sum of (1) the additional benefits that would have accrued under the SERP (if applicable to the executive) had he or she received service credit for the 24-month severance period; (2) the Company contributions that would have been made under the Company’s 401(k) Savings and Retirement Plan and 2008 Plan during the severance period, with such contributions based on years of age and service that includes the severance period and the executive’s deferral election in effect as of the employment termination date; and (3) the unvested portion of the executive’s benefits under the 401(k) Savings and Retirement Plan as of the date of employment termination;

•

all Company stock options held by the executive will become immediately exercisable and remain exercisable until the earlier of three years thereafter or the remaining term of the options, all restrictions on Company restricted securities held by the executive will lapse, and all performance goals on Company performance-based awards to the executive will be deemed satisfied at the highest level;

•

the executive and his or her spouse and eligible dependents will continue to be covered by all welfare plans of the Company during the 24-month severance period, or if earlier, until the executive is eligible for coverage under similar plans from a new employer (COBRA will be available at the end of the severance period);

•	the Company will continue to reimburse the executive for automobile expenses during the severance period or, if earlier, until he or she receives such reimbursement from a new employer;

•	the executive will be eligible for six months of outplacement services;

•

the Company will provide a gross-up payment to the executive to cover any excise and related income tax liability arising under Section 280G of the Internal Revenue Code as a result of any payment or benefit arising under the ESA;

•

if the executive dies during the severance period, all amounts payable during the remainder of the severance period will be paid to his or her surviving spouse or beneficiary, and the spouse and eligible dependents will continue to be covered under all applicable Company welfare plans; and

•	the Company will pay any out-of-pocket expenses, including attorney’s fees, incurred by the executive in connection with enforcing or determining the validity of the ESA.

The ESAs contain restrictive covenants that prohibit the executive from (1) associating with a business that is competitive with any line of business of the Company for which the executive provided services, without the Company’s consent and (2) soliciting the Company’s agents and employees. These restrictive covenants remain in effect during the 24-month severance period.

The only provisions regarding waiver of breach of the ESAs provides that a party’s waiver of the other party’s breach of any provision of the ESA will not be considered a waiver of any of the other provisions of the ESA.

Mr. Figuereo’s ESA differs from the ESAs of the other named executive officers in the following ways:

•

“Good reason” will not exist if the Company’s reduction in benefits under an incentive or retirement plan is applicable to all other plan participants who are senior executives and either (1) the reduction is a result of an extraordinary decline in the Company’s earnings, share price or public image or (2) the reduction is done to bring the plan(s) in line with the compensation programs of comparable companies;

•

Mr. Figuereo will not receive additional SERP benefits (as he does not participate in the SERP) or the additional Company plan contributions described above under the 401(k) Plan or 2008 Deferred Compensation Plan. However, he will receive a lump sum payment equal to the sum of the unvested portion of his benefits under the 401(k) Savings and Retirement Plan as of the date of employment termination;

•

in the case of any welfare plan that is subject to COBRA, Mr. Figuereo’s continued coverage will be provided in the form of subsidized COBRA coverage that extends for 24 months or, if earlier, until he is eligible for coverage under a similar plan from a new employer (additional COBRA coverage will not be available at the end of the severance period);

•	in the case of performance-based awards, all performance goals will be deemed satisfied at the target, rather than the highest, level;

•	the Company will not continue to reimburse Mr. Figuereo for automobile expenses following his termination of employment; and

•

instead of providing the tax gross-up described above, Mr. Figuereo’s ESA provides for a reduction in amounts payable to Mr. Figuereo so that no excise tax would be imposed if doing so would result in Mr. Figuereo retaining a larger after-tax amount, taking into account the income, excise and other taxes imposed on the payments.

SERP/Deferred Compensation Plans

See the discussion under “2009 Pension Benefits—SERP” and “2009 Nonqualified Deferred Compensation—Deferred Compensation Plans” for an explanation of the payment of a named executive officer’s SERP and Deferred Compensation Plan benefits (as applicable to the executive) upon the executive’s termination of employment in connection with a change in control described in that discussion.

Termination of Employment—No Change in Control

The Company provides benefits to eligible employees upon certain terminations of employment that need not occur in the context of a change in control, including terminations due to death, disability and retirement. These benefits are provided under the Company’s severance plans, 2003 Stock Plan, SERP and Deferred Compensation Plans (as applicable to the executive).

Company Severance Plans

As described above under the caption “Compensation Discussion and Analysis—Severance Plans”, the Company has two severance plans that provide benefits to non-union employees, including the named executive officers, who are involuntarily terminated. The Supplemental Unemployment Pay Plan (“Supplemental Plan”) is designed to provide benefits that are exempt from FICA tax, and the Excess Severance Pay Plan (“Excess Plan”) is designed to provide severance benefits that do not qualify for exemption from FICA tax. As of December 31, 2009, the named executive officers other than Mr. Robinson could have become entitled to severance benefits under one or both of the plans. Mr. Robinson was not eligible for the severance plans on December 31, 2009 because he had previously entered into the Separation Agreement. Although Mr. Nicolin was eligible for the severance plans on December 31, 2009, he ceased to be eligible on January 1, 2010 when he entered into the Settlement Agreement.

As it pertains to the named executive officers, the Supplemental Plan provides benefits in the event the named executive officer is terminated involuntarily without cause due to a plant closing, layoff, reduction in force, reorganization or other similar event. The amount of the monetary benefit is equal to one week of pay for each year of service (up to a maximum of 25 weeks), less an amount determined by estimating the benefits to which the named executive officer would be entitled under any federal, state or local unemployment program. The estimate is calculated based on assumptions that are chosen by the plan administrator in its discretion and that are consistently applied. An extension of benefits (up to a maximum of 4 weeks) may be provided, in the sole discretion of the Company, if the named executive officer has not found employment by the end of the severance period. In addition, the Supplemental Plan provides continued health coverage pursuant to COBRA, with the named executive officer paying active employee premium rates for the duration of the severance period.

Benefits are generally not paid under the Supplemental Plan if the named executive officer receives severance pursuant to an ESA or other agreement, or if the named executive officer fails to qualify for state unemployment benefits or declines a reasonable offer of continued employment. Benefits are contingent upon the named executive officer’s execution of a release of claims against the Company.

As it pertains to the named executive officers, the Excess Plan provides benefits in the sole discretion of the Company any time a named executive officer is involuntarily terminated. The amount and duration of the monetary benefit is determined by the Company in its sole discretion, but the Company considers the executive’s position in the Company in addition to length of service in determining the amount and duration of the severance benefit. If the named executive officer has not found employment by the end of the severance period, an additional discretionary benefit may be provided, in the sole discretion of the Company. In addition, the Excess Plan provides continued health coverage pursuant to COBRA, with the named executive officer paying active employee premium rates for the duration of the severance period.

Severance benefits are not paid under the Excess Plan if the named executive officer receives severance pursuant to an ESA or a separate agreement that does not specifically provide for continued eligibility under the Excess Plan. Benefits are contingent upon the named executive officer’s execution of a release of claims against the Company.

Monetary benefits under both plans are paid in installments on a periodic pay cycle. Under the Supplemental Plan, benefit payments and COBRA subsidy payments will stop if the named executive officer ceases to be eligible for state unemployment benefits or obtains other employment. Benefit payments and COBRA subsidy payments also stop under the Excess Plan if the named executive officer obtains other employment, but the Excess Plan provides for a discretionary benefit of up to 50% of the severance benefits that would have been paid for the remainder of the severance period.

2003 Stock Plan

Options:    For all named executive officers other than Messrs. Ketchum, Robinson and Nicolin, (1) if the individual’s employment terminates for any reason other than death, disability or retirement, all of his or her options expire on, and cannot be exercised after, the date of his or her termination, (2) if the individual’s employment terminates due to death or disability, all outstanding options fully vest and continue to be exercisable for one year following his or her termination (or the expiration of the term of the option, if earlier), and (3) if the individual’s employment terminates due to retirement, (A) all outstanding options granted before 2008 fully vest and continue to be exercisable until the earlier of one year following termination or the expiration of the term of the option, and (B) outstanding options granted in 2008 or later will vest and remain exercisable in accordance with the following table if the sum of the individual’s whole and fractional years of age and service is 75 or more and the individual is at least 55 with five years of service, is not terminated for cause and enters into certain restrictive covenants with the Company.

• Age 65 or sum of age and years of service is 70 or more:	Unvested options immediately vest. Options remain exercisable until the expiration of the option term.

• Sum of age and years of service is at least 65 but less than 70:	Unvested options immediately vest. Options remain exercisable until the earlier of 5 years following termination or the expiration of the option term.

• Sum of age and years of service is at least 60 but less than 65:	Unvested options are cancelled. Vested options remain exercisable until the earlier of 1 year following termination or the expiration of the option term.

In the case of Mr. Ketchum, with respect to options granted beginning in 2006, if his employment terminates for any reason other than death or disability or retirement, and at the same time his service on the Board of Directors terminates, all of his options expire on, and cannot be exercised after, the date of his termination. If Mr. Ketchum’s employment terminates for any reason other than death or disability or retirement, and his service on the Board continues, then the outstanding portion of all of his options will remain outstanding, will continue to vest and may be exercised in accordance with their original terms for so long as Mr. Ketchum remains a member of the Board. If Mr. Ketchum’s employment terminates due to death or disability or retirement, all of his outstanding options fully vest and continue to be exercisable for one year following his termination (or the expiration of the option term, if earlier) or, if he continues to serve on the Board, for such longer period as he remains a director (or the expiration of the option term, if earlier). The treatment of Mr. Ketchum’s options upon a subsequent termination of service on the Board would depend on whether the termination results from death, disability, retirement or other reason. Mr. Ketchum’s options awarded to him prior to 2006 contain the vesting and exercise provisions discussed above with respect to termination of employment due to death or disability, but not for retirement.

Beginning with options awarded to Mr. Ketchum in 2008, if his employment terminates due to retirement, all of his outstanding options fully vest and continue to be exercisable as described in the table above, or if he continues to serve on the Board, for such longer period as he remains a director (or the expiration of the option term, if earlier).

If Mr. Robinson remains employed until September 30, 2010 (or is terminated without cause before that date) and signs a release, his vested options will remain exercisable until the earlier of September 30, 2011 or the 10th anniversary of the original date of grant. All unvested options will vest on February 11, 2012 and will be exercisable until the earlier of February 11, 2013 or the 10th anniversary of the date of grant. If Mr. Robinson terminates employment prior to September 30, 2010, is terminated for cause prior to that date, or revokes or refuses to sign a release, his options will vest in accordance with the terms of the applicable award.

In connection with his Settlement Agreement dated January 1, 2010, Mr. Nicolin will continue to vest in his stock options as though he remained employed through March 31, 2010.

Restricted Stock/Restricted Stock Units:    Except in the case of Mr. Robinson, if the named executive officer’s employment terminates for any reason other than death, disability or retirement, his restricted stock and restricted stock units that have not yet vested are forfeited. If the named executive officer’s employment terminates due to death or disability, all restrictions lapse, and all shares and units fully vest, on the date of his termination. If the named executive officer’s employment terminates due to retirement, (1) restricted stock granted before 2008 that has not yet vested is forfeited, (2) all the restrictions on restricted stock granted in 2008 lapse and such shares become fully vested, (3) a portion of the unvested restricted stock units granted in 2008 and 2009 become vested according to the following table:

• Age 65 or sum of age and years of service is 75 or more:	100% of pro rata value

• Sum of age and years of service is at least 70 but less than 75:	75% of pro rata value

• Sum of age and years of service is at least 65 but less than 70:	50% of pro rata value

• Sum of age and years of service is at least 60 but less than 65:	25% of pro rata value

(The pro rata award is determined by dividing the months of employment during the three-year vesting period by 36.)

For these purposes:

“Disability” means (as determined by the Committee in its sole discretion) the inability of the named executive officer to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or disability or which has lasted or can be expected to last for a continuous period of not less than 12 months.

“Retirement” means the named executive officer’s termination from employment with the Company and all affiliates without cause (as determined by the Committee in its sole discretion) and (1) when he is 65 or older, with respect to options granted before 2008 and restricted stock granted in 2008, and (2) when the named executive officer has completed five years of service and either is 65, or has attained the age of 55 plus the sum of his whole and fractional years of age and service is 60 or more, with respect to options and restricted stock units granted in 2008 and later.

Pursuant to Mr. Robinson’s Separation Agreement and General Release entered into on October 8, 2009, Mr. Robinson is entitled to different vesting provisions if he remains employed until September 30, 2010 (or is terminated without cause before that date) and signs a waiver. In that case, the restricted stock awarded in 2008 will vest on the 8th day after he signs and does not revoke the waiver, and the restricted stock units awarded in 2009 will continue to vest in accordance with their terms. If Mr. Robinson does not submit a waiver that becomes irrevocable by October 30, 2010, he will forfeit the restricted stock units.

SERP/Deferred Compensation Plans

The vesting provisions that apply to a named executive officer’s SERP benefit and benefits under the 2002 and 2008 Deferred Compensation Plans (as applicable to the executive) can depend on the circumstances under which his employment terminates. See the discussion under the caption “Retirement Plans.”

SERP:    Assuming a termination of employment on December 31, 2009 for other than death, no executive officer who participates in the SERP would be entitled to a SERP benefit, other than Mr. Ketchum who became vested on account of attaining age 60 during employment. However, upon a termination of employment on December 31, 2009 due to death, each named executive officer who participates in the SERP would be entitled to a special preretirement death benefit, in lieu of any retirement benefit under the SERP.

Deferred Compensation Plans:    Assuming a termination of employment on December 31, 2009 due to death or disability, each named executive officer who participates in the 2002 and 2008 Plans would be entitled to the entire balance of his or her Plan accounts as reported in the “Aggregate Balance at Last FYE” column of the Nonqualified Deferred Compensation table, which includes the unvested and vested portions of the Plan accounts.

Change in Control

2003 Stock Plan

Enhanced benefits are available under the 2003 Stock Plan upon a change in control of the Company for employees who hold outstanding awards on such date. Upon a change in control of the Company, (1) all options become fully vested and continue to be exercisable by their terms, (2) all restrictions on restricted securities lapse and such securities are fully vested, and (3) all performance goals applicable to any award are deemed met at the highest level. These benefits do not require any termination of employment.

SERP/Deferred Compensation Plans

See the discussion under “2009 Pension Benefits—SERP” and “2009 Nonqualified Deferred Compensation—Deferred Compensation Plans” for the vesting of a named executive officer’s SERP, 2008 Plan and 2002 Plan benefit (as applicable to the executive) upon a change in control of the Company.

Additional Benefits for Termination or Change in Control Scenarios

The tables set forth below quantify the additional benefits as described above that would be payable to each named executive officer under the termination or change in control scenarios described above.

Termination of Employment Following a Change in Control

The additional amounts set forth in this table would be payable pursuant to the ESAs, assuming a change in control of the Company and that the named executive officer became eligible for benefits following a termination of employment on December 31, 2009.

Name	Mark D. Ketchum	Magnus R. Nicolin	Juan R. Figuereo	G. Penny McIntyre	Jay D. Gould
Two/Three Times Base Salary	$3,900,000	$1,000,000	$1,040,000	$900,000	$1,050,000
Two/Three Times Target Bonus	4,485,000	750,000	780,000	675,000	787,500
Prorata Bonus	1,495,000	375,000	390,000	337,500	393,750
Accrued Unvested Retirement Benefits—SERP(1)	—	—	—	—	—
Accrued Unvested Retirement Benefits—SERP Cash Account(2)	—	134,381	3,567	24,567	137,238
Accrued Unvested Retirement Benefits—401(k) Plan	—	—	—	7,350	—
Additional Accruals for Severance Period—SERP(3)	3,020,238	83,968	—	—	87,356
Additional Accruals for Severance Period—SERP Cash Account	390,000	107,800	—	211,750	115,815
Additional Accruals for Severance Period—401(k) Plan	24,500	39,200	—	17,150	19,600
Value of Unvested Stock Options(4)	3,567,140	369,900	3,500	439,000	558,450
Value of Unvested Restricted Stock and Restricted Stock Units(5)	9,912,589	1,601,568	225,150	750,500	1,946,016
Welfare Benefits for Severance Period(6)	23,884	23,884	23,884	23,884	23,884
Automobile Expenses for Severance Period	41,120	—	—	33,220	37,430
Outplacement Services (6 mos.)	5,000	5,000	5,000	5,000	5,000
Tax Gross-Up (§280G)(7)	9,700,537	1,339,544	—	1,033,612	1,671,742

Total	$36,565,008	$5,830,245	$2,471,101	$4,458,533	$6,833,781

(1)	Accrued Unvested Retirement Benefits—SERP. Amounts in this row are equal to the present value of the accumulated unvested benefit payable to each applicable named executive officer under the SERP as of December 31, 2009. Mr. Ketchum is previously fully vested in his SERP benefit and whose benefit in this case would be $4,139,785. Assumptions used in determining these amounts include a 6.25% discount rate and the RP-2000 projected to 2008 Combined Healthy Mortality Table, except using a unisex mortality table and without reduction for mortality risk before age 65, which are the actuarial assumptions to determine present value under the SERP assuming termination of employment on December 31, 2009. See “Retirement Plans—SERP,” above.

(2)	Accrued Unvested Retirement Benefits—SERP Cash Account. Amounts in this row represent the unvested portion of the named executive officer’s SERP Cash Account under the 2008 Deferred Compensation Plan as of December 31, 2009 (including the SERP Cash Account contribution for 2009 credited in 2010). Mr. Ketchum is previously fully vested in his SERP Cash Account benefit.

(3)	Additional Accruals for Severance Period—SERP. Amounts in this row are equal to the incremental present value of the accumulated benefit payable to each applicable named executive officer under the SERP as of December 31, 2009, resulting from crediting each individual with an additional two years of service and compensation under the SERP (or three years and 7 months of service in the case of Mr. Ketchum). See Footnote (1) to the Termination of Employment Following Change in Control table for assumptions used in determining these amounts.

(4)	Value of Unvested Stock Options. The value of the stock options is based on the difference (but not less than zero) between the exercise price and the closing market price of the Company’s stock as reported in The Wall Street Journal for December 31, 2009 ($15.01).

(5)	Value of Unvested Restricted Stock and Restricted Stock Units. The value of the restricted stock and restricted stock units is based on the closing market price of the Company’s stock as reported in The Wall Street Journal for December 31, 2009 ($15.01).

(6)	Welfare Benefits for Severance Period. Amounts in this row consist of projected premiums for life, medical, dental, vision, accidental death and disability and disability policies, reduced by the amount of projected employee premiums and employee paid administrative charges, during the severance period for each named executive officer. Projections assume no increase in premiums over the severance period.

(7)	In accordance with the terms of Mr. Figuereo’s ESA, Mr. Figuereo is not entitled to a Section 280G tax gross up payment. Accordingly, the amount payable to Mr. Figuereo under his ESA would be reduced to avoid the imposition of the excise tax imposed by Section 280G and 4999 of the Internal Revenue Code.

As of December 7, 2009, Mr. Robinson resigned as the Company’s Chief Financial Officer. In connection with his change in status, Mr. Robinson and the Company entered into a Separation Agreement, which provides Mr. Robinson certain continued benefits for his services to the Company through September 30, 2010 and certain benefits payable in 2010 and later if he remains employed through September 30, 2010. This agreement replaces and supersedes all other employment related agreements between Mr. Robinson and the Company, including his ESA. See “Compensation Discussion and Analysis—Robinson Separation Agreement” for an explanation of the benefits payable to Mr. Robinson on account of his change in employment status.

Termination of Employment—No Change in Control

The additional amounts set forth in this table would be payable to or for each named executive officer, assuming no change in control of the Company and that the named executive officer became eligible for the benefits described above following a termination of employment on December 31, 2009.

Name	Mark D. Ketchum	J. Patrick Robinson(7)	Magnus R. Nicolin	Juan R. Figuereo	G. Penny McIntyre	Jay D. Gould
Continued Salary(1)	$1,950,000	$345,967	$750,000	$780,000	$675,000	$787,500
Continued Health Coverage(2)	$15,936	$113,323	$15,936	$15,936	$15,936	$15,936
Value of Unvested Stock Options(3)	$3,567,140	$518,300	$369,900	$3,500	$439,000	$558,450
Value of Unvested Restricted Stock and Restricted Stock Units(4)	$7,150,749	$1,097,666	$1,290,110	$225,150	$750,500	$1,510,726
SERP Benefits(5)	$4,801,984	—	$1,243,669	—	—	$1,342,657
SERP Cash Account Benefits(6)	—	$338,668	$134,381	$3,567	$24,567	$137,238

(1)	Continued Salary. Amounts in this row are payable pursuant to the Company’s severance plans, assuming 18 months of severance, which is the mid-point of the range of severance provided for under the plans and is consistent with the Company’s actual practice in granting severance to executives with levels of service similar to those of the named executive officers.

(2)	Continued Health Coverage. Amounts in this row reflect continued health benefits pursuant to the Company’s severance plans and consist of projected premiums for health benefits during the severance period (including medical, dental and vision), reduced by the projected employee premiums and employee paid administrative charges. Projections assume no increase in premiums over the severance period.

(3)	Value of Unvested Stock Options. Amounts in this row represent the value (but not less than zero) of stock options that would vest upon termination of employment on December 31, 2009 due to death or disability under the terms of the 2003 Stock Plan. The value of the stock options is based on the difference between the exercise price and the closing market price of the Company’s stock as reported in The Wall Street Journal for December 31, 2009 ($15.01). Under the Company’s retirement guidelines, if the named executive officers terminated employment on December 31, 2009 due to retirement, no additional options would vest and the value realized by each of the named executive officers would be $0.

(4)	Value of Unvested Restricted Stock and Restricted Stock Units. Amounts in this row represent the value of the restricted stock and restricted stock units that would vest upon termination of employment on December 31, 2009 due to death or disability under the terms of the 2003 Stock Plan. The value of the restricted stock and restricted stock units is based on the closing market price of the Company’s stock as reported in The Wall Street Journal for December 31, 2009 ($15.01). Under the Company’s retirement guidelines, Mr. Ketchum would vest in only 25% of the pro-rated amount of the restricted stock units granted to him in 2009 if he terminated employment due to retirement on December 31, 2009. Therefore, the value of the restricted stock and the restricted stock units that would vest upon his retirement would be $404,431. Under the Company’s retirement guidelines Messrs. Nicolin, Figuereo, Gould and Ms. McIntyre would not vest in any of their respective restricted stock units and therefore the value of the restricted stock and the restricted stock units that would vest upon their retirements would be $0.

(5)	SERP Benefits. Amounts in this row represent the death benefit payable under the SERP on account of the applicable named executive officer’s death on December 31, 2009, as the present value of the special preretirement death benefit under the SERP paid in lieu of any retirement benefit under the SERP. See Footnote (1) to the Termination of Employment Following Change of Control table for assumptions used in determining these amounts.

(6)	SERP Cash Account Benefits. Amounts in this row represent the unvested portion of the named executive officer’s SERP Cash Account under the 2008 Deferred Compensation Plan as of December 31, 2009 (including the SERP Cash Account contribution for 2009 credited in 2010) that vests upon termination on December 31, 2009 due to death or disability. Mr. Ketchum is previously fully vested in his SERP Cash Account benefit.

(7)	Robinson Separation Agreement. The amounts provided in this chart with respect to Mr. Robinson are based on the benefits payable to Mr. Robinson pursuant to his Separation Agreement with the Company. See “Compensation Discussion and Analysis – Robinson Separation Agreement” for a more detailed explanation of the benefits payable to Mr. Robinson on account of his change in employment status.

Change in Control—No Termination of Employment

The additional amounts set forth in this table would be realized by each named executive officer under the 2003 Stock Plan, the SERP and the SERP Cash Account under the 2008 Deferred Compensation Plan, assuming a change of control of the Company occurred on December 31, 2009.

Name	Mark D. Ketchum	Magnus R. Nicolin	Juan R. Figuereo	G. Penny McIntyre	Jay D. Gould
Value of Unvested Stock Options(1)	$3,567,140	$369,900	$3,500	$439,000	$558,450
Value of Unvested Restricted Stock and Restricted Stock Units(2)	$9,912,589	$1,601,568	$225,150	$750,500	$1,946,016
Accrued Unvested Retirement Benefits—SERP(3)	—	—	—	—	—
Accrued Unvested Retirement Benefits—SERP Cash Account(4)	—	$134,381	$3,567	$24,567	$137,238

(1)	Value of Unvested Stock Options. Amounts in this row represent the value of stock options that would vest upon a change in control on December 31, 2009, under the terms of the 2003 Stock Plan. The value of the stock options is based on the difference between the exercise price and the closing market price of the Company’s stock as reported in The Wall Street Journal for December 31, 2009 ($15.01).

(2)	Value of Unvested Restricted Stock and Restricted Stock Units. Amounts in this row represent the value of the restricted stock and restricted stock units that would vest upon a change in control on December 31, 2009 under the terms of the 2003 Stock Plan. The value of the restricted stock and restricted stock units is based on the closing market price of the Company’s stock as reported in The Wall Street Journal for December 31, 2009 ($15.01).
(3)	Accrued Unvested Retirement Benefits—SERP. Amounts in this row are equal to the present value of the accumulated unvested benefit payable to each applicable named executive officer under the SERP as of December 31, 2009. Mr. Ketchum is previously fully vested in his SERP benefit and whose benefit in this case would be $4,139,785. See Footnote (1) to the Termination of Employment Following Change of Control table for assumptions used in determining these amounts.

(4)	Accrued Unvested Retirement Benefits—SERP Cash Account. Amounts in this row represent the unvested portion of the named executive officer’s SERP Cash Account under the 2008 Deferred Compensation Plan as of December 31, 2009 (including the SERP Cash Account contribution for 2009 credited in 2010). Mr. Ketchum is previously fully vested in his SERP Cash Account benefit.

Mr. Robinson’s Separation Agreement replaces and supersedes all other employment related agreements between Mr. Robinson and the Company with respect to the terms of his employment and benefits. Accordingly, Mr. Robinson would not have been entitled to any benefits under a change in control, and would have been entitled only to those benefits provided under his Separation Agreement, as described above under “Termination of Employment—No Change in Control”. See “Compensation Discussion and Analysis—Robinson Separation Agreement” for an explanation of the benefits payable to Mr. Robinson on account of his change in employment status.

2009 Director Compensation

This table discloses all compensation provided to each non-employee director of the Company in 2009.

Name	Fees Earned Or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Thomas E. Clarke	$92,104	$100,010	$192,114
Scott S. Cowen	$92,049	$100,010	$192,059
Michael T. Cowhig	$97,162	$100,010	$197,172
Elizabeth Cuthbert-Millett	$87,604	$100,010	$187,614
Domenico De Sole	$85,161	$100,010	$185,171
William D. Marohn	$347,822	$100,010	$447,832
Cynthia A. Montgomery	$90,604	$100,010	$190,614
Michael B. Polk	$12,952	$0	$12,952
Steven J. Strobel	$91,403	$100,010	$191,413
Michael A. Todman	$91,358	$100,010	$191,368
Raymond G. Viault	$96,834	$100,010	$196,844

(1)	Includes all meeting and retainer fees paid or deferred pursuant to the Company’s 2008 Deferred Compensation Plan.

(2)	Stock Awards. The amount in this column reflects the grant date fair value of the award of 9,226 restricted stock units to each director (other than Mr. Polk) on May 6, 2009 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The restricted stock units vest on the first anniversary of the date of grant. The number of restricted stock units granted to each non-employee director was determined by dividing $100,000 by the fair market value of a share of common stock on the date of grant.

Non-employee directors of the Company are paid an annual retainer of $60,000 (the Chairman, Mr. Marohn during 2009 and Mr. Cowhig since February 10, 2010, is paid an annual retainer of $300,000), plus a $2,000 fee for each Board meeting attended and a $1,000 fee for each committee meeting attended, unless the meetings are conducted by telephone, in which case the fee is $500 for each meeting. Committee chairs receive an additional $1,000 fee for each committee meeting attended in person. Each director is eligible to participate in the Company’s 2008 Deferred Compensation Plan and is permitted to defer up to 100% of director fees under the terms of that plan. The 2003 Stock Plan provides for discretionary grants to non-employee directors of stock options, stock awards and stock units.

The Company sponsors a Charitable Award Plan pursuant to which it will contribute a total of $500,000 in a Director’s name after death, to not more than two educational institutions recommended by the Director. The contributions will be paid with the proceeds of insurance on the lives of Directors participating in the Plan. The insurance is purchased and owned by the Company, which is also the beneficiary of the policy. Mr. Marohn is the only current director who participates in the Plan. Prior to 2009, the Company pre-paid all premiums on the policy, and no premiums were required to be paid in 2009.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information, as of December 31, 2009, relating to equity compensation plans of the Company under which the Company’s common stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)
Equity compensation plans approved by security holders	20,488,778	$22.40	9,114,900
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	20,488,778	$22.40	9,114,900

(1)	The number shown in column (a) is the number of shares that, as of December 31, 2009, may be issued upon exercise of outstanding options (16,300,591 options outstanding as of December 31, 2009) and vesting of restricted stock units (4,188,187 restricted stock units outstanding as of December 31, 2009) under the stockholder-approved 2003 Stock Plan and 1993 Option Plan. The 4,188,187 restricted stock units are comprised of 2,032,399 time-based restricted stock units and 1,077,894 performance-based restricted stock units. Performance-based restricted stock units, depending on the level of achievement of a total shareholder return performance goal, may be adjusted up to a maximum of 200% of the number of performance-based restricted stock units granted and down to a minimum of 0% of the number of performance-based restricted stock units granted. For purposes of this table, the number of performance-based restricted stock units reflects the maximum potential adjustment of 200%, or 2,155,788 performance-based restricted stock units.

(2)	Weighted-average exercise price of outstanding stock options (excludes restricted stock units, which vest at no cost to participants).

(3)	The number shown in column (c) is the number of shares that, as of December 31, 2009, may be issued upon exercise of options and other equity awards that may be granted in the future under the 2003 Stock Plan.

CERTAIN BENEFICIAL OWNERS

As of March 17, 2010, the only persons or groups that are known to the Company to be the beneficial owners of more than five percent of the outstanding common stock are:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Outstanding
FMR LLC 82 Devonshire Street Boston, Massachusetts 02109	30,527,319	10.9	%(1)

Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	18,415,467	6.6	%(2)

BlackRock, Inc. 40 East 52nd Street New York, New York 10022	14,627,623	5.2	%(3)

(1)	As reported in a statement on Schedule 13G/A filed with the SEC on February 16, 2010 by FMR LLC. According to the filing, FMR LLC has sole voting power over 2,243,951 of such shares and sole dispositive power over 30,527,319 of such shares. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B Voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

(2)	As reported in a statement on Schedule 13G/A filed with the SEC on February 12, 2010 by Goldman Sachs Asset Management. According to the filing, Goldman Sachs Asset Management has shared voting power over 17,811,934 of such shares and shared dispositive power over 18,415,467 of such shares.

(3)	As reported in a statement on Schedule 13G filed with the SEC on January 29, 2010 by BlackRock, Inc. According to the filing, BlackRock, Inc. has sole voting power of 14,627,623 such shares and sole dispositive power over 14,627,623 such shares.

The following table sets forth information as to the beneficial ownership of shares of common stock of each director, including each nominee for director, and each named executive officer and all directors and executive officers of the Company, as a group. Except as otherwise indicated in the footnotes to the table, each individual has sole investment and voting power with respect to the shares of common stock set forth.

Name of Beneficial Owner	Common Stock Beneficially Owned on March 17, 2010
	Number of Shares		Percent of Class Outstanding
Thomas E. Clarke	50,118	(1)(3)	*
Scott S. Cowen	49,883	(1)(2)(3)	*
Michael T. Cowhig	43,118	(1)(3)	*
Elizabeth Cuthbert-Millett	242,116	(1)(3)(5)	*
Domenico De Sole	18,244	(1)	*
Mark D. Ketchum	908,932	(1)(3)(4)	*
William D. Marohn	56,350	(1)(3)	*
Cynthia A. Montgomery	49,218	(1)(3)	*
Michael B. Polk	0		*
Steven J. Strobel	34,118	(1)(3)	*
Michael A. Todman	25,208	(1)(3)	*
Raymond G. Viault	55,926	(1)(3)	*
Juan Figuereo	0		*
J. Patrick Robinson	321,738	(1)(3)(7)	*
Magnus R. Nicolin	90,806	(1)(3)(6)(7)	*
G. Penny McIntyre	0		*
Jay D. Gould	89,025	(1)(3)	*
All directors and executive officers as a group	3,406,656	(1)(3)(7)	1.2

*	Represents less than 1% of the Company’s outstanding common stock.

(1)	Includes shares issuable pursuant to stock options and restricted stock units currently exercisable or exercisable or vesting within 60 days of March 17, 2010 as follows: Dr. Clarke, 35,007 shares; Dr. Cowen, 31,007 shares; Mr. Cowhig, 31,007 shares; Ms. Cuthbert-Millett, 36,007 shares; Mr. De Sole, 13,226 shares; Mr. Ketchum, 711,632 shares; Mr. Marohn, 31,007 shares; Dr. Montgomery, 36,007 shares; Mr. Strobel, 25,007 shares; Mr. Todman, 18,437 shares; Mr. Viault, 39,007 shares; Mr. Robinson, 259,075 shares; Mr. Nicolin, 43,000 shares; Mr. Gould, 58,000 shares; and all directors and executive officers as a group, 2,417,126 shares.

(2)	Includes 1,220 shares owned by Dr. Cowen’s wife.

(3)	Includes shares of restricted stock granted pursuant to the 2003 Stock Plan as follows: each of Dr. Clarke, Dr. Cowen, Mr. Cowhig, Ms. Cuthbert-Millett, Mr. Marohn, Dr. Montgomery, Mr. Strobel, Mr. Todman, and Mr. Viault, 1,753 shares; Mr. Ketchum, 108,399 shares; Mr. Robinson, 23,629 shares; Mr. Nicolin, 19,450 shares; Mr. Gould, 27,648 shares; and all directors and executive officers as a group, 346,896 shares. All restrictions on such shares lapse on the third anniversary of the date of grant.

(4)	Includes 10,000 shares owned in a trust FBO Mr. Ketchum’s wife.

(5)	Includes 55,826 shares owned by Ms. Cuthbert-Millett as custodian for her two children.

(6)	Includes 4,000 shares owned by Mr. Nicolin’s wife.

(7)	Includes shares held by the Newell Rubbermaid 401(k) Savings and Retirement Plan over which each of the following persons has voting and investment power: Mr. Robinson, 1,030 shares; Mr. Nicolin, 8,356 shares; and all directors and executive officers as a group, 17,529 shares.

PROPOSAL 2—APPROVAL OF THE NEWELL RUBBERMAID 2010 STOCK PLAN

The Board of Directors of the Company has approved, subject to the approval of the stockholders, the Newell Rubbermaid Inc. 2010 Stock Plan (the “Plan”). If approved by the stockholders, the Plan will succeed the Newell Rubbermaid Inc. 2003 Stock Plan, as amended and restated effective as of February 8, 2006 and further amended as of August 9, 2006 (the “2003 Plan”).

The Plan is a stock-based compensation plan that provides for grants of stock options, stock awards, stock unit awards and stock appreciation rights. The Plan is intended to recognize the contributions made to the Company by employees of the Company and its subsidiaries, to provide such persons with additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain and motivate individuals. The Plan also is intended as an additional incentive to members of the Board of Directors of the Company to serve on the Board and to devote themselves to the future success of the Company.

If the Plan is approved by the Company’s stockholders, any shares of the Company’s common stock not subject to outstanding awards under the 2003 Plan as of the date of that stockholder approval will be cancelled and no longer available for issuance under the 2003 Plan. As of February 28, 2010, there were 5,468,823 shares remaining under the 2003 Plan that were not subject to outstanding awards. This number assumes a maximum 200% adjustment to the outstanding performance-based restricted stock units under the 2003 Plan. The Company has not granted any awards under the 2003 Plan since February 28, 2010, and does not intend to grant any awards under the 2003 Plan before the annual stockholder meeting. No awards will be made under the Plan unless it is approved by the stockholders.

As of February 28, 2010, there were 17,572,528 options outstanding under the Company’s existing stock plans (at a weighted average exercise price of $21.68 and weighted average remaining contractual term of approximately 7 years), 745,698 unvested shares of restricted stock, 2,831,751 unvested time-based restricted stock units and 1,975,930 unvested performance-based restricted stock units (which, depending on the level of achievement of a total shareholder return performance goal, may be adjusted up to a maximum of 200% of the number of performance-based restricted stock units granted and down to a minimum of 0% of the number of performance-based restricted stock units granted).

The Plan contains certain restrictions that the Board believes further the objective of motivating employees and non-employee directors to increase stockholder value over the long term and align their interests with those of stockholders, and reflect sound corporate governance:

•

non-performance based grants to employees generally can vest no earlier than 1/3 on each anniversary of the date of grant, and performance-based grants to employees can vest no earlier than the first anniversary of the date of grant;

•	dividends on performance-based stock awards and dividend equivalents on stock unit awards are paid only to the extent the related performance goals are satisfied;

•	repricing of stock options without stockholder approval is prohibited;

•	“reload” options (i.e., options granted to a participant for the number of shares used by the participant to pay the exercise price of a previously granted option) cannot be granted under the Plan;

•	shares that are used to pay the stock option exercise price or required tax withholding on any award cannot be used for future grants under the Plan; and

•

awards that are not performance-based will no longer automatically vest upon a Change in Control of the Company. Vesting will be accelerated for these awards only if they are not assumed by the successor company or if they are assumed and the award holder’s employment terminates for certain reasons within two years following the Change in Control.

In addition, the Plan contains an expanded list of performance criteria to which awards may be subject and includes share withholding as an alternative by which to pay the option exercise price.

The following is a summary of the Plan. It is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit A to this proxy statement. Stockholders are encouraged to review the Plan carefully.

Description of the Plan

Number of Shares of Common Stock.    The number of shares of the Company’s common stock that may be issued under the Plan is 21,000,000, which represents 7.53% of the shares of the Company’s common stock issued and outstanding on March 17, 2010. The number of shares available for issuance under the Plan shall be reduced by (i) one share for each share issued pursuant to a stock option or stock appreciation right and (ii) 2-1/2 shares for each share issued pursuant to a stock award or stock unit award.

Of the shares available for issuance: (i) the maximum number of shares issuable as stock options to any key employee in any calendar year is 2,000,000 (or 3,000,000 in the calendar year in which the employee’s employment commences); (ii) the maximum number of shares of common stock issuable as incentive stock options is 21,000,000; and (iii) the maximum number of shares for awards (other than stock options) intended to qualify as “performance based compensation” under Section 162(m) of the Internal Revenue Code (the “Code”) that may be granted to any participant in any calendar year is 1,000,000 (or, if an award is settled in cash, the fair market value of that number of shares on the date of settlement).

Shares issuable under the Plan may be authorized but unissued shares or treasury shares. Any shares subject to an award that are delivered to the Company by a participant, or withheld by the Company on behalf of such participant, as payment for an award or payment of withholding taxes due in connection with an award shall not again be available for issuance. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the Plan for any reason, the shares subject to such award shall again be available for issuance thereunder. The number of shares issuable under the Plan is subject to adjustment in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company, or any similar corporate transaction. In such case, the Board has the discretion to make adjustments as it deems necessary to preserve the intended benefits under the Plan.

No award granted under the Plan may be transferred, except by will, the laws of descent and distribution, pursuant to a qualified domestic relations order, or as permitted by the Board with respect to a non-qualified stock option transferred by the participant during his lifetime for no consideration to his spouse, descendant, a family trust or partnership, or a tax exempt entity.

Administration.    The Plan will be administered by the Board, which has authority to delegate administration to the Organizational Development & Compensation Committee (the “Committee”), to the extent the Committee is comprised of two or more directors who satisfy the “non-employee director” definition under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the “outside director” definition under Section 162(m) of the Code. The Board, or Committee, as applicable, has full authority to select the individuals who will receive awards under the Plan, to determine the form and amount of each of the awards to be granted, and to establish the terms and conditions of awards. The Board or Committee may delegate to an officer of the Company its authority to grant awards to employees who are not subject to Section 16 of the Exchange Act and who are not “covered employees” under Section 162(m) of the Code. To the extent such authority has been delegated, and other than for purposes of amending or terminating the Plan, references in this summary to “Board” shall mean the Committee, or the officer of the Company, as applicable.

The Board in its discretion may provide that any award granted under the Plan will be subject to the attainment of performance goals, including those that qualify the award as “performance-based compensation” under Section 162(m) of the Code. Performance goals may be based on one or more business criteria, including, but not limited to, return on equity, earnings or earnings per share, the price of the common stock, total shareholder return, return on assets, return on investment, cash flow, net income, profit margin, expense management or revenue growth. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the

Board. The performance goals may be adjusted for any events or occurrences as determined by the Board. The performance goals may be particular to one or more lines of business or subsidiaries or may be based on the performance of the Company and its subsidiaries as a whole. The performance goals may be identical for all participants for a given performance period or, at the discretion of the Board, may differ among participants.

Eligibility.    All non-employee directors and all employees of the Company designated as key employees for purposes of the Plan are eligible to receive awards under the Plan. On March 17, 2010, all non-employee directors and approximately 550 key employees were eligible to participate in the Plan.

Award Agreements.    Each award made under the Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Board in its sole discretion. If a participant fails to enter into an award agreement at the request of the Board, then the award subject to the award agreement shall be forfeited and cancelled.

Awards under the Plan.    The Plan provides for discretionary awards of stock options, stock awards, stock units and stock appreciation rights to key employees and for discretionary awards of stock options, stock awards and stock units to non-employee directors.

Stock Options.    The Board has the sole discretion to grant either non-qualified stock options or incentive stock options to key employees, and non-qualified stock options to non-employee directors. The Board has the discretion to set the terms and conditions applicable to the options, including the type of option, and the number of shares subject to the option, provided that (i) the exercise price of each option will be the closing sales price of the common stock (“fair market value”) on the date of grant, (ii) an option granted to a key employee will vest no earlier than 1/3 on each anniversary of the date of grant (although the Board has the discretion to accelerate the vesting date in the case of a key employee’s termination of employment, or a non-employee director’s termination of service on the Board, without cause), (iii) no grant shall include a “reload” option (i.e., a grant made to a participant for the number of shares used by the participant to pay the exercise price of a previously granted option); and (iv) each option will expire 10 years from the date of grant.

In addition, an incentive stock option is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which an incentive stock option is exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, so much of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of the incentive stock option will be 110% of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option may be granted after 10 years from the date the Plan was adopted.

Stock Awards.    The Board has the discretion to grant stock awards to key employees and non-employee directors. Stock awards consist of shares of common stock granted without any monetary consideration from the participant or sold to the participant for appropriate consideration as determined by the Board. The number of shares awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Board, provided that (i) in the case of a performance-based award to a key employee, none of the restrictions applicable to an award will lapse sooner than the first anniversary of the date of the award and (ii) in the case of an award to a key employee that is not performance-based, none of the restrictions will lapse earlier than with respect to 1/3 of the shares on each anniversary of the date of the award (although in each case the Board has the discretion to accelerate the date as of which restrictions lapse in the case of a key employee’s termination of employment, or a non-employee director’s termination of service on the Board, without cause). Unless otherwise specified in the award agreement, a participant will be a stockholder with respect to the shares awarded to him or her, and will have the rights of a stockholder with respect to the shares, including the right to vote the shares and receive dividends on the shares, although dividends otherwise payable on any performance-based stock award will be held by the

Company and will be paid only to the extent the restrictions on the shares lapse, and the Board in its discretion can accumulate and hold the dividends on any other stock award until the restrictions on the shares lapse.

Stock Units.    Stock units may be granted to key employees and non-employee directors under the Plan. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of common stock of the Company or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Board, provided that (i) in the case of a performance-based award to a key employee, none of the restrictions applicable to the award will lapse sooner than the first anniversary of the date of the award, and (ii) in the case of an award that is not performance-based, none of the restrictions applicable to the award will lapse sooner than with respect to 1/3 of the award on each anniversary of the date of the award (although in each case the Board has the discretion to accelerate the date as of which restrictions lapse in the case of a key employee’s termination of employment, or a non-employee director’s termination of service on the Board, without cause). Unless otherwise specified in the award agreement, a participant will not be a stockholder with respect to the stock units awarded to him or her prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares (although such dividend equivalents payable on any performance-based stock units will be held by the Company and paid only to the extent the restrictions lapse, and the Board in its discretion can accumulate and hold such amounts payable on any other stock units until the restrictions on the stock units lapse).

Stock Appreciation Rights.    Stock appreciation rights may be awarded to key employees under the Plan, subject to terms and conditions determined by the Board. Each right entitles the key employee to receive the difference between the fair market value of the common stock on the date of exercise of the right and the exercise price thereof, multiplied by the number of shares with respect to which the right is being exercised. Upon exercise, the stock appreciation right will be paid in cash or in shares of common stock (based upon the fair market value on the date of exercise) or a combination thereof, as set forth in the award agreement. The Board has the discretion to set the terms and conditions applicable to stock appreciation rights, provided that (i) the exercise price of each stock appreciation right will be 100% of the fair market value of the common stock on the date of grant, (ii) a stock appreciation right will vest no earlier than with respect to 1/3 of the award on each anniversary of the date of grant (although the Board has the discretion to accelerate the vesting date in the case of a key employee’s termination of employment without cause) and (iii) unless a shorter period is provided in the award agreement, each stock appreciation right will expire 10 years from the date of grant.

Long-Term Incentive Plan.    In February 2010, the Board approved the Company’s Long Term Incentive Plan, or LTIP, which establishes a methodology for determining the number of stock options and stock units to be awarded to key employees under the Plan in the normal course. The LTIP is intended to provide eligible employees long-term incentive compensation with a target value based on a percentage of an employee’s base salary. The target value is used to determine awards as follows:

Employee	Award	% of Target Value Subject To Award
US employees in Salary Band 7-10 and Int’l employees in Salary Band 7-8	Nonqualified Stock Options:	30%
	Time-Based Restricted Stock Units:	30%
	Performance Based Restricted Stock Units:	40%

US & Int’l employees in Salary Band 6	Nonqualified Stock Options:	0%
	Time-Based Restricted Stock Units:	60%
	Performance-Based Restricted Stock Units:	40%

The stock options vest on the third anniversary of the grant date. The time-based restricted stock units generally vest on the third anniversary of the date of grant, and at the end of the vesting period, a participant will receive a share of common stock for each restricted stock unit that has vested. The performance-based restricted stock units also generally vest on the third anniversary of the date of grant.

These restricted stock unit grants are subject to a performance goal based on the Company’s total shareholder return relative to the total shareholder return of companies in a comparator group over a three-year period. At the end of the vesting period, the number of restricted stock units, and thus the number of shares of common stock actually issued to the participant, will be adjusted depending on the level of achievement of the total shareholder return performance goal, to a maximum of 200% of the initial number of performance-based restricted stock units granted and a minimum of 0% of the initial number of performance-based restricted stock units granted.

The Board will also from time to time approve discretionary awards in other amounts under certain circumstances, such as a new hiring or promotion, for retention purposes, or under other circumstances deemed appropriate by the Board.

Payment for Stock Options and Withholding Taxes.    The Board may make one or more of the following methods available for payment of any award, including the exercise price of a stock option, and for payment of the minimum required tax obligation associated with an award: (i) cash; (ii) cash received from a broker-dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or withholding tax; (iii) by directing the Company to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld; and (iv) by delivery of previously acquired shares of common stock that are acceptable to the Board and that have an aggregate fair market value equal to the exercise price or withholding tax, or certification of ownership by attestation of such previously acquired shares.

Provisions Relating to a “Change in Control” of the Company.    Notwithstanding any other provision of the Plan or any award agreement, in the event of a “Change in Control” of the Company:

•

all outstanding performance-based awards will become fully exercisable, all restrictions applicable to all such awards will terminate or lapse, and performance goals applicable to any such award will be deemed satisfied at the target payout level;

•

if any nonperformance-based awards are replaced with equity awards of the acquiring or successor corporation that preserves the existing value and terms and conditions, then the replacement awards will remain outstanding and subject to such terms and conditions, except that if within two years following the Change in Control the participant’s employment or service on the Board terminates without cause or the participant terminates for good reason (as such terms are defined in the Plan), all such awards will become fully exercisable and all restrictions will terminate or lapse; and

•

if any nonperformance-based awards are not replaced as described in (ii) above, the Board has sole discretion to provide for the purchase of any outstanding stock option or stock appreciation right for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option or stock appreciation right had the option or stock appreciation right been currently exercisable and for the purchase of any outstanding stock award or stock unit award for the then current fair market value of the underlying stock, assuming all restrictions have lapsed. See Section 10 of the Plan for the definition of “Change in Control.”

Amendment of Award Agreements; Amendment and Termination of the Plan.    The Board may amend any award agreement at any time, provided that no such amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

The Board may terminate, suspend or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

Notwithstanding the foregoing, neither the Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option or stock appreciation right without prior shareholder approval. Repricing is broadly defined to include reducing the exercise price of a stock option or stock appreciation rights or cancelling a stock option or stock appreciation right in exchange for cash, other stock options or stock appreciation rights with a lower exercise price or other stock awards. (This prohibition on repricing without shareholder approval does not apply in case of an equitable adjustment to the awards to reflect changes in the capital structure of the Company or similar events.)

Summary of Federal Income Tax Consequences

The following is a summary of the federal income tax consequences of the Plan. It is based on the federal tax laws and regulations currently in effect and existing administrative rulings of the Internal Revenue Service. Participants may also be subject to state and local taxes in connection with the grant of awards under the Plan. Participants should consult with their individual tax advisers to determine the tax consequences associated with awards granted under the Plan. This information may not be applicable to employees of foreign subsidiaries or to employees who are not residents of the United States.

Non-Qualified Stock Options.    A participant will not recognize any income at the time the participant is granted a non-qualified stock option. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the option is exercised. The Company generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.

Incentive Stock Options.    A participant will not recognize any income at the time the participant is granted an incentive stock option. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise. When the participant sells the shares issued pursuant to the incentive stock option, the gain or loss realized by the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to the Company for federal income tax purposes. If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and the Company generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.

In order to qualify as an incentive stock option, the option must be exercised within three months after the participant’s termination of employment for any reason other than death or disability and within one year after termination of the participant’s employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

Stock Awards and Stock Units.    If the participant receives a stock award, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. A participant generally will recognize ordinary income when he receives shares or cash pursuant to the settlement of stock units, provided that if the shares are subject to any further restrictions on transfer, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date, or the amount of cash received, less the amount paid by the participant for the shares. This amount will also be the participant’s tax basis for the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date the shares are received if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of the shares. The Company generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

If a participant who receives a stock award or performance shares subject to restrictions makes an election under Section 83(b) of the Code within 30 days after the date of the grant, the participant will have ordinary income equal to the fair market value on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant, and the holding period for capital gains purposes begins on the date of the grant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount previously paid by the participant), and the Company will have to include the amount that it previously deducted from its gross income in the taxable year of the forfeiture.

Stock Appreciation Rights.    A participant will not recognize any income at the time of the grant of the stock appreciation right. Upon exercise of the stock appreciation right, the participant will recognize ordinary income equal to the amount received upon exercise. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. The Company generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

Awards Granted Under the Plan

Awards to be granted under the Plan are not currently determinable. If the Plan had been in effect for 2009, the awards that would have been granted in 2009 under the Plan, and pursuant to the LTIP in effect for 2009, would be as follows: Mark D. Ketchum (President and Chief Operating Officer): 472,000 options, 184,000 time-based stock units and 184,000 performance-based stock units; J. Patrick Robinson (Former Executive Vice President—Chief Financial Officer): 71,000 options, 24,750 time-based stock units and 24,750 performance-based stock units; Juan R. Figuereo (Executive Vice President—Chief Financial Officer): 0 awards; Magnus R. Nicolin (Former President, Newell Rubbermaid Europe, Middle East and Africa and Newell Rubbermaid Asia Pacific): 47,000 options, 20,750 time-based stock units and 20,750 performance-based stock units; G. Penny McIntyre, President, Office Products: 0 awards; Jay D. Gould (President, Home & Family): 76,500 options, 29,000 time-based stock units and 29,000 performance-based stock units; all current executive officers as a group: 1,028,067 options, 399,085 time-based stock units and 399,085 performance-based stock units; and all employees, including all current officers who are not executive officers, as a group: 2,947,027 options, 1,150,813 time-based stock units and 1,150,813 performance-based stock units. Pursuant to the Company’s compensation program for non-employee directors, all non-employee directors as a group would have received 92,260 time-based stock units.

The Board of Directors unanimously recommends that you vote FOR the approval of the Newell Rubbermaid Inc. 2010 Stock Plan.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report to stockholders of the Company in accordance with rules adopted by the Securities and Exchange Commission.

The Audit Committee, which is appointed annually by the Board of Directors, currently consists of five directors, all of whom are “independent directors” and meet the other qualification requirements under the applicable rules of the New York Stock Exchange. The Audit Committee acts under a written charter which was most recently approved by the Board of Directors on November 11, 2009.

In accordance with rules adopted by the Securities and Exchange Commission, the Audit Committee of the Company states that:

•	The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2009.

•

The Audit Committee reviewed and discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented (“Communications with Audit Committees”).

•

The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP the independent accountant’s independence from the Company.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the Securities and Exchange Commission.

This report is submitted on behalf of the members of the Audit Committee:

Scott S. Cowen, Chair
Michael T. Cowhig
Domenico De Sole
Steven J. Strobel
Michael A. Todman

PROPOSAL 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the year 2010. Representatives of Ernst & Young LLP are expected to be present at the annual meeting to answer appropriate questions and, if they so desire, to make a statement. If the stockholders should fail to ratify the appointment of the independent registered public accounting firm, the Audit Committee would reconsider the appointment.

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2010.

Fees of Independent Registered Public Accounting Firm for 2009 and 2008

Description of Fees	Amount of Fees Billed by Ernst & Young LLP in Fiscal Year 2009 (In millions)	Amount of Fees Billed by Ernst & Young LLP in Fiscal Year 2008 (In millions)
Audit Fees(1)	$5.6	$5.3
Audit-Related Fees(2)	0.1	0.6
Tax Fees	—	—
All Other Fees	—	—

(1)	Includes fees for professional services rendered for the audits of the Company’s annual consolidated financial statements and internal control over financial reporting, reviews of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, statutory audits required internationally and for other services that only the Company’s independent registered public accounting firm can reasonably provide.

(2)	Includes fees for professional services rendered related primarily to audits of employee benefit plans and financial due diligence services for potential business acquisitions.

Pre-Approval Policies and Procedures of the Audit Committee

The Audit Committee has adopted a Policy for Pre-Approval of Audit and Non-Audit Services Provided by an External Audit Firm (the “Policy”). The Policy sets forth the procedures and conditions for pre-approving audit and permitted non-audit services to be performed by the independent registered public accounting firm responsible for auditing the Company’s consolidated financial statements or any separate financial statements that will be filed with the SEC.

This Policy provides that the Audit Committee may either pre-approve proposed audit and non-audit services provided by the Company’s independent registered public accounting firm based upon a description of the specific services to be provided, or on a case-by-case basis, without consideration of specific services. Non-audit services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent registered public accounting firm, including, among other things, due diligence services pertaining to potential business acquisitions and dispositions, certain consultations concerning financial accounting and reporting standards, financial statement audits of employee benefit plans, SAS 70 reports and closing balance sheet audits pertaining to Company dispositions. In determining whether to pre-approve a service, the Policy requires the Audit Committee to consider whether the particular service is sufficiently described so that the Audit Committee can make a well-reasoned assessment of the impact of the service on the firm’s independence and so that the pre-approval does not result in a delegation to management of the Audit Committee’s responsibility. Additionally, the Audit Committee must consider whether the provision of each service (a) places the independent registered public accounting firm in the position of auditing its own work, (b) results in the independent registered public accounting firm acting as management or an employee of the Company or (c) places the independent registered public accounting firm in a position of being an advocate for the Company. Pursuant to the Policy, the Company may not under any circumstances engage the independent registered public accounting firm to provide any service that is prohibited by applicable law.

For the fiscal year ended December 31, 2009, no Audit-Related Fees, Tax Fees or Other Fees disclosed above were approved in reliance on the exceptions to pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C).

The Audit Committee of the Company’s Board of Directors has considered whether the provision of non-audit services by Ernst & Young LLP for the fiscal year ended December 31, 2009 is compatible with maintaining such firm’s independence.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE REPORTING

Based solely upon a review of reports on Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and written representations from the officers and directors that no other reports were required, the Company believes that all of such reports were filed on a timely basis except that, due to administrative considerations, late Form 4s were filed with respect to awards of time-based RSUs and stock options made to Messrs. Blaha, Boitmann, Burke, Ellis, Gould, Ketchum, Robinson, Matschullat, Nicolin, Senf, Steele, Sweet and Woehrle on February 11, 2009.

OTHER BUSINESS

The Board of Directors does not know of any business to be brought before the annual meeting other than the matters described in the notice of annual meeting. However, if any other matters properly come before the annual meeting or any adjournment or postponement of the annual meeting, each person named in the accompanying proxy intends to vote the proxy in accordance with his judgment on such matters.

By Order of the Board of Directors,

John K. Stipancich
Senior Vice President—General Counsel & Corporate Secretary

April 1, 2010

THIS DOCUMENT CONSTITUTES PART OF A SECTION 10(a) PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

NEWELL RUBBERMAID INC.

2010 STOCK PLAN

Section 1. Purpose.

The purpose of the Newell Rubbermaid Inc. 2010 Stock Plan (the “Plan”) is to recognize the contributions made to the Company and its Subsidiaries by Key Employees of the Company and its Subsidiaries and Non-Employee Directors of the Company, to provide such persons with additional incentive to devote themselves to the future success of the Company and its Subsidiaries, and to improve the ability of the Company and its Subsidiaries to attract, retain and motivate individuals, by providing such persons with the opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards of or relating to Common Stock of the Company, including Stock Options, Stock Awards, Stock Units and Stock Appreciation Rights.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Award” means any award or benefit granted under the Plan, including Stock Options, Stock Awards, Stock Units and Stock Appreciation Rights.

2.2 “Award Agreement” means, as applicable, a Stock Option Agreement, Stock Award Agreement, Stock Unit Agreement, Stock Appreciation Right Agreement, or another agreement evidencing an Award granted under the Plan.

2.3 “Board” means the Board of Directors of the Company, or the Committee, to the extent the Board has delegated authority as described in Section 3.1 of the Plan.

2.4 “Change in Control” has the meaning set forth in Section 10 of the Plan.

2.5 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6 “Committee” means the Organizational Development and Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan.

2.7 “Common Stock” means the Common Stock, par value $1.00 per share, of the Company.

2.8 “Company” means Newell Rubbermaid Inc., a Delaware corporation, or any successor thereto.

2.9 “Director” means a director of the Company.

2.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.11 “Fair Market Value” means the closing sales price of the Common Stock on the New York Stock Exchange Composite (as reported in The Wall Street Journal).

2.12 “Good Cause” means:

(a) a Participant’s willful engagement in misconduct in the performance of his or her duties that causes material harm to the Company; or

(b) a Participant’s conviction of a criminal violation involving fraud or dishonesty.

Without limiting the generality of the foregoing, the following shall not constitute Good Cause: the failure by the Participant and/or the Company to attain financial or other business objectives; any personal or policy disagreement between the Participant and the Company or any member of the Board of Directors of the Company; or any action taken by the Participant in connection with his or her duties if the Participant has acted in good faith and in a manner he or she reasonably believed to be in, and not opposed to, the best interest of the Company and had no reasonable cause to believe his or her conduct was improper.

Notwithstanding anything herein to the contrary, in the event the Company terminates the employment of a Participant who is a Key Employee for Good Cause hereunder, the Company shall give the Participant at least 30 days’ prior written notice specifying in detail the reason or reasons for the Participant’s termination.

2.13 “Good Reason” means, in the case of a Participant who is a Key Employee:

(a) a material change in the nature or scope of the Participant’s authority or duties;

(b) a material reduction in the Participant’s rate of base salary;

(c) the Company changes by 50 miles or more the principal location in which the Participant is required to perform services;

(d) the Company terminates or materially amends, or terminates or materially restricts the Participant’s participation in, any equity, bonus or equity-based compensation plans or qualified or supplemental retirement plans so that, when considered in the aggregate with any substitute plan or plans, the plans in which the Participant is participating materially fail to provide him or her with a level of benefits provided in the aggregate by such plans prior to such termination or amendment; or

(e) the Company materially breaches the provisions of an Award Agreement.

A termination of the Participant’s employment shall not be deemed to be for Good Reason unless (i) the Participant gives notice to the Company of the existence of the event or condition constituting Good Reason within 30 days after such event or condition initially occurs or exists, (ii) the Company fails to cure such event or condition within 30 days after receiving such notice, and (iii) the Participant’s termination occurs not later than 90 days after such event or condition initially occurs or exists, in each case without the Participant’s written consent.

2.14 “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 6 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

2.15 “Key Employee” means an employee of the Company or any Subsidiary who is selected to participate in the Plan in accordance with Sections 3 and 4. A Key Employee may also include a person who is granted an Award (other than an Incentive Stock Option) in connection with the hiring of the person prior to the date the person becomes an employee of the Company or any Subsidiary, provided that such Award shall not vest prior to the commencement of employment.

2.16 “Non-Employee Director” means a Director who is not an employee of the Company or a Subsidiary.

2.17 “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 6 of the Plan that is not an Incentive Stock Option.

2.18 “Participant” means any Key Employee selected to receive an Award under the Plan and each Non-Employee Director.

2.19 “Plan” means the Newell Rubbermaid Inc. 2010 Stock Plan, as it may be amended from time to time.

2.20 “Stock Appreciation Right” or “SAR” means a right granted under Section 9 of the Plan.

2.21 “Stock Award” means a grant of shares of Common Stock under Section 7 of the Plan.

2.22 “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 6 of the Plan.

2.23 “Stock Unit” means a right to receive shares of Common Stock or cash under Section 8 of the Plan.

2.24 “Subsidiary” means an entity of which the Company is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

Section 3. Administration.

3.1 The Board.

The Plan shall be administered by the Board, except that the Board may delegate administration to the Committee, to the extent that the Committee is comprised of at least two members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act and the “outside director” definition under Section 162(m) of the Code and the regulations thereunder. For purposes of the Plan, the term “Board” shall refer to the Board or, to the extent such authority has been delegated to the Committee, the Committee; provided that the authority with respect to Sections 14.1 and 14.3 of the Plan may not be delegated to the Committee.

3.2 Authority of the Board.

(a) The Board, in its sole discretion, shall determine the Key Employees to whom Awards will be granted, the time or times at which Awards will be granted to Participants, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised or otherwise settled, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards. The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

(b) The Board may delegate its authority to grant Awards to Key Employees and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act or officers who are or may be “covered employees” as defined in Section 162(m) of the Code, or to the extent prohibited by applicable law, regulation or rule of a stock exchange on which the Common Stock is listed.

(c) The Board may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d) No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Restated Certificate of Incorporation and By-Laws.

3.3 Performance Goals.

(a) The Board may, in its discretion, provide that any Award granted under the Plan shall be subject to the attainment of performance goals, including those that qualify the Award as “performance-based compensation” within the meaning of Section 162(m) of the Code. Performance goals may be based on one or more business criteria, including but not limited to: (i) return on equity; (ii) earnings or earnings per share; (iii) Common Stock price; (iv) total stockholder return; (v) return on assets; (vi) return on investment; (vii) cash flow; (viii) net income; (ix) profit margin; (x) expense management; or (xi) revenue growth. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Board. In addition, performance goals may be adjusted for any events or occurrences (including acquisition expenses, extraordinary charges, losses from discontinued operations, restatements and accounting charges and restructuring expenses), as may be determined by the Board. Performance goals may be particular to one or more lines of business or Subsidiaries or may be based on the performance of the Company and its Subsidiaries as a whole.

(b) With respect to each performance period established by the Board, (i) the Board shall establish such performance goals relating to one or more of the business criteria selected pursuant to Section 3.3(a) of the Plan, and (ii) the Board shall establish targets for Participants for achievement of performance goals. The performance goals and performance targets established by the Board may be identical for all Participants for a given performance period or, at the discretion of the Board, may differ among Participants. Following the completion of each performance period, the Board shall determine the extent to which performance goals for that performance period have been achieved and shall authorize the award of shares of Common Stock or cash, as applicable, to the Participant for whom the targets were established, in accordance with the terms of the applicable Award Agreements.

Section 4. Eligibility and Awards.

4.1 Participants.

Participants shall consist of all Non-Employee Directors and the Key Employees whom the Board may designate from time to time to receive Awards under the Plan.

4.2 Awards.

The following types of Awards may be granted under the Plan, either alone or in combination with other Awards: (a) Stock Options; (b) Stock Awards; (c) Stock Units; and (d) Stock Appreciation Rights.

4.3 Award Agreements.

Each Award shall be evidenced by a written Award Agreement specifying the terms and conditions of the Award. In the sole discretion of the Board, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with the Company: (a) an agreement not to compete with, or solicit the customers or employees of, the Company and its Subsidiaries which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (b) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (c) an agreement to retain the confidentiality of certain information. Such Award Agreement or other agreement may contain such other terms and conditions as the Board shall determine, including provisions for the Participant’s forfeiture of an Award or the return of vested shares of Common Stock received in connection with an Award in the event of the Participant’s noncompliance with the provisions of, or as otherwise provided in, such Award Agreement or other agreement. If the Participant shall fail to enter into any such agreement at the request of the Board and within any period specified by the Board, then the Award granted or to be granted to such Participant shall be forfeited and cancelled.

Section 5. Shares of Common Stock Subject to Plan.

5.1 Total Number of Shares.

(a) The total number of shares of Common Stock that may be issued under the Plan shall be 21,000,000. The number of shares available for issuance under the Plan shall be reduced by (i) one share for each share issued pursuant to a Stock Option or SAR, and (ii) two and one-half shares for each share issued pursuant to a Stock Award or a Stock Unit. Shares issued under the Plan may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 5.3 of the Plan.

(b) The number of shares of Common Stock delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of a Stock Option or of any required withholding taxes, shall not again be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of shares of Common Stock that may be issued under the Plan. If there is a lapse, forfeiture, expiration, termination or cancellation of any Award for any reason (including for reasons described in Section 4.3), or if shares of Common Stock are issued under such Award and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, the shares of Common Stock subject to such Award or reacquired by the Company shall again be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan (if any such shares were subject to Stock Options or SARs, the number of shares again available for issuance shall increase by one for each such share, and if any such shares were subject to Stock Awards or Stock Units, the number of shares again available for issuance shall increase by two and one-half for each such share).

5.2 Shares Under Awards.

Of the 21,000,000 shares of Common Stock authorized for issuance under the Plan pursuant to Section 5.1:

(a) The maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options in any calendar year is 2,000,000, except that in the case of a Key Employee who is granted Stock Options in connection with his or her commencement of employment with the Company or a Subsidiary, the maximum number of shares of Common Stock as to which such Key Employee may receive Stock Options in the calendar year in which his or her commencement of employment occurs is 3,000,000.

(b) The maximum number of shares of Common Stock that may be used for Awards other than Stock Options that are intended to qualify as “performance based” in accordance with Section 162(m) of the Code that may be granted to any Key Employee in any calendar year is 1,000,000, or, in the event the Award is settled in cash, an amount equal to the Fair Market Value of such number of shares on the date on which the Award is settled.

(c) The maximum number of shares of Common Stock that may be subject to Incentive Stock Options is 21,000,000.

The numbers of shares described herein shall be as adjusted in accordance with Section 5.3 of the Plan.

5.3 Adjustment.

In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Board shall make such adjustments as are necessary and appropriate to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or Stock Appreciation Rights, or the price of other Awards under the Plan; (d) adjustments to any of the share limitations set forth in Section 5.2 of the Plan; and (e) any other changes that the Board determines to be equitable under the circumstances.

Section 6. Stock Options.

6.1 Grant.

Subject to the terms of the Plan, the Board may from time to time grant Stock Options to Participants. Stock Options granted under the Plan to Non-Employee Directors shall be NSOs. Unless otherwise expressly provided at the time of the grant, Stock Options granted under the Plan to Key Employees shall be NSOs.

6.2 Stock Option Agreement.

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Board, in its sole discretion, not inconsistent with the Plan.

6.3 Exercise Price and Period.

With respect to each Stock Option granted to a Participant:

(a) Except as provided in Section 6.4(b), the per share exercise price of each Stock Option shall be the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.

(b) Each Stock Option shall become exercisable as set forth in the Stock Option Agreement; provided that in the case of Stock Options granted to participants who are Key Employees, no Stock Option shall become exercisable earlier than with respect to 1/3 of the total number of shares of Common Stock subject to the Stock Option on each of the three succeeding anniversaries of the date of the grant of the Stock Option. Notwithstanding the foregoing sentence, the Board shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Key Employee’s termination of employment with the Company, or a Non-Employee Director’s termination of service on the Board, without Good Cause.

(c) No grant of a Stock Option shall include a “reload” Option pursuant to which a Participant who exercises a Stock Option and satisfies all or a portion of the exercise price with Shares of Common Stock acquired upon exercise of the Stock Option is granted an additional Stock Option to acquire the same number of Shares as is used by the Participant to pay such exercise price.

(d) Except as provided in Section 6.4(b), each Stock Option that has not terminated earlier as provided in the Stock Option Agreement shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

6.4 Required Terms and Conditions of ISOs.

In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:

(a) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 6.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b) Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth anniversary of the date the ISO was granted.

(c) No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by stockholders of the Company, as described in Section 17.1 of the Plan.

6.5 Exercise of Stock Options.

(a) A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Board may prescribe. All notices or requests provided for herein shall be delivered to the Secretary of the Company or such party as the Secretary may designate.

(b) The Board in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price:

(i) in cash;

(ii) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price;

(iii) by directing the Company to withhold the number of shares of Common Stock otherwise issuable in connection with the exercise of the Stock Option that have an aggregate Fair Market Value equal to the exercise price;

(iv) by delivering previously acquired shares of Common Stock that are acceptable to the Board and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price; or

(v) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

(c) The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Stock Option as soon as reasonably practicable after such exercise; provided that any shares of Common Stock purchased by a Participant through a broker-dealer pursuant to Section 6.5(b)(ii) or Section 14 shall be delivered to such broker-dealer in accordance with 12 C.F.R. §220.3(e)(4) or other applicable provision of law. Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent.

Section 7. Stock Awards.

7.1 Grant.

The Board may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without payment of consideration by such Participant or (b) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Board deems appropriate.

7.2 Stock Award Agreement.

Each share of Common Stock issued to a Participant under this Section 7 shall be evidenced by a Stock Award Agreement, which shall specify whether the shares of Common Stock are granted or sold to the Participant and such other restrictions, terms and conditions (including the attainment of performance goals) established by the Board in its sole discretion, not inconsistent with the Plan and the following provisions:

(a) The restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse as set forth in the Stock Award Agreement; provided that in the case of Stock Awards to Participants who are Key Employees: (i) none of the restrictions that are based solely on the elapse of time shall lapse earlier than with respect to 1/3 of the number of shares of Common Stock subject to the Stock Award on each of the three succeeding anniversaries of the date of the grant of the Stock Award and (ii) none of the restrictions that are based on the attainment of performance goals as described in Section 3.3 of the Plan shall lapse earlier than the first anniversary of the date of the grant. Notwithstanding the preceding sentence, the Board shall have the discretion to accelerate the date as of which the restrictions lapse with respect to a Stock Award in the event of a Key Employee’s termination of employment with the Company, or a Non-Employee Director’s termination of service on the Board, without Good Cause.

(b) Except as provided in this subsection (b) and unless otherwise provided in the Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock shall thereupon be a stockholder with respect to all of the shares subject to the Stock Award and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares. Notwithstanding the preceding sentence, in the case of a Stock Award that provides for the right to receive dividends or distributions: (i) if such Stock Award is subject to performance-based restrictions as described in Section 3.3, the

Company shall accumulate and hold such dividends or distributions, and (ii) in the case of all other such Stock Awards, the Board shall have the discretion to cause the Company to accumulate and hold such dividends or distributions. In either such case, the accumulated dividends or other distributions shall be paid to the Participant only upon the lapse of the restrictions to which the Stock Award is subject, and any such dividends or distributions attributable to the portion of a Stock Award for which the restrictions do not lapse shall be forfeited.

(c) The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock granted or sold to the Participant, as soon as may be reasonably practicable after such grant or sale, which shall be held by the Secretary of the Company until such time as the Common Stock is forfeited, delivered to the Company, or the restrictions lapse. Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent.

Section 8. Stock Units.

8.1 Grant.

The Board may, in its discretion, grant Stock Units to any Participant. Each Stock Unit shall entitle the Participant to receive, on the date or upon the occurrence of an event (including the attainment of performance goals) as described in the Stock Unit Agreement, one share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on the date of such event, as provided in the Stock Unit Agreement.

8.2 Stock Unit Agreement.

Each grant of Stock Units to a Participant under this Section 8 shall be evidenced by a Stock Unit Agreement, which shall specify the restrictions, terms and conditions established by the Board in its sole discretion, not inconsistent with the Plan and the following provisions:

(a) The restrictions to which the Stock Units awarded hereunder are subject shall lapse as set forth in the Stock Unit Agreement; provided that in the case of Stock Units granted to Participants who are Key Employees: (i) none of the restrictions that are based solely on the elapse of time shall lapse earlier than with respect to 1/3 of the number of shares of Common Stock subject to the Award on each of the three succeeding anniversaries of the date of the grant of the Award and (ii) none of the restrictions that are based on the attainment of performance goals as described in Section 3.3 of the Plan shall lapse earlier than the first anniversary of the date of the grant of the Award. Notwithstanding the preceding sentence, the Board shall have the discretion to accelerate the date as of which the restrictions lapse in the event of a Key Employee’s termination of employment with the Company, or a Non-Employee Director’s termination of service on the Board, without Good Cause.

(b) Except as provided in this subsection (b), and unless otherwise provided in the Stock Unit Agreement, a Participant shall have no rights of a stockholder, including voting or dividend or other distribution rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock. A Stock Unit Agreement may provide that, until the Stock Units are settled in shares of Common Stock or cash, the Participant shall receive, on each dividend or distribution payment date applicable to the Common Stock, an amount equal to the dividends or distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock. Notwithstanding the preceding sentence, in the case of a Stock Unit Award that provides for the right to receive amounts related to dividends or distributions: (i) if such Stock Unit Award is subject to performance-based restrictions as described in Section 3.3, the Company shall accumulate and hold such amounts, and (ii) in the case of all other such Stock Unit Awards, the Board shall have the discretion to cause the Company to accumulate and hold such amounts. In either such case, the accumulated amounts shall be paid to the Participant only upon the lapse of the restrictions to which the Stock Unit Award is subject and any such amounts attributable to the portion of a Stock Unit Award for which the restrictions do not lapse shall be forfeited.

(c) Upon settlement of Stock Units in Common Stock, the Company shall issue, in the name of the Participant, stock certificates representing a number of shares of Common Stock equal to the number of Stock Units being settled. Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent.

Section 9. Stock Appreciation Rights (SARs).

9.1 Grant.

The Board may, in its discretion, grant an SAR under the Plan to any Participant who is a Key Employee. Each SAR granted to a Participant shall entitle the Participant to elect to receive an amount (payable in cash or in shares of Common Stock, or a combination thereof, determined by the Board and set forth in the related Stock Appreciation Right Agreement) equal to the excess of (a) the Fair Market Value per share of Common Stock on the date of exercise of such SAR, over (b) the exercise price of the SAR, multiplied by the number of shares of the Common Stock with respect to which the SAR is being exercised.

9.2 Stock Appreciation Right Agreement.

Each SAR granted under this Section 9 shall be evidenced by a Stock Appreciation Right Agreement, specifying the conditions for exercise, the exercise period, the exercise price, the expiration date, the number of shares of Common Stock subject to each SAR, whether the SAR is to be settled in shares of Common Stock or cash and such other terms and conditions established by the Board in its sole discretion, not inconsistent with the Plan and the following provisions:

(a) The per share exercise price of each SAR shall be the Fair Market Value of the Common Stock subject to the SAR on the date on which the SAR is granted.

(b) Each SAR shall become exercisable as set forth in the Stock Appreciation Right Agreement; provided that in the case of SARs granted to Participants who are Key Employees, no SAR shall become exercisable earlier than with respect to 1/3 of the total number of shares of Common Stock subject to the SAR on each of the three succeeding anniversaries of the date of the grant of the SAR. Notwithstanding the foregoing sentence, the Board shall have the discretion to accelerate the date as of which any SAR shall become exercisable in the event of a Participant’s termination of employment with the Company without Good Cause.

(c) Unless a shorter period is provided in the Stock Appreciation Right Agreement, each SAR shall expire on the date ten years after the date of grant.

(d) Upon exercise of an SAR settled in Common Stock, the Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable to the Participant. Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent.

Section 10. Change in Control.

10.1 Effect of Change in Control.

Notwithstanding any of the provisions of the Plan or any outstanding Award Agreement, upon a Change in Control of the Company (as defined in Section 10.2):

(a) In the case of Awards subject to performance goals as described in Section 3.3:

(i) all such Awards that have been earned but not paid shall become immediately payable in cash;

(ii) all outstanding Awards shall become fully exercisable;

(iii) all restrictions applicable to all Awards shall terminate or lapse; and

(iv) performance goals applicable to any Award that has not yet been earned shall be deemed satisfied at the performance level that provides for a target payout.

(b) In the case of all other Awards:

(i) any Awards that are replaced with equity awards that preserve the existing value of the Awards and have terms and conditions (including the schedule by which such Awards vest or the restrictions lapse) that are at least as favorable to the Participant as the terms and conditions in effect immediately prior to the Change in Control shall remain outstanding and be governed by such terms and conditions; provided, however, if within two years following the Change in Control a Participant’s employment or service on the Board is terminated without Good Cause, or if a Participant terminates employment for Good Reason, all such replacement Awards shall become fully exercisable and all restrictions applicable to all such replacement Awards shall terminate or lapse;

(ii) if any outstanding Awards are not replaced as described in Section 10.1(b)(i) above, (A) Section 10.1(a)(i), (ii) and (iii) shall apply to such Awards; and (B) in addition to the Board’s authority set forth in Section 3, the Board is authorized, and has sole discretion, either at the time such Awards are granted or any time thereafter, to take any one or more of the following actions: (I) provide for the purchase of any outstanding Stock Option and/or SAR, for an amount of cash equal to the difference between the exercise price of the Stock Option or SAR and the then Fair Market Value of the Common Stock covered thereby, multiplied by the number of shares of Common Stock subject to the Stock Option or SAR, or (II) provide for the purchase of any outstanding Stock Award and/or Stock Unit for an amount of cash equal to the then Fair Market Value of the Common Stock, multiplied by the number of shares of Common Stock subject to the Stock Award or Stock Unit Award.

10.2 Definition of Change in Control.

“Change in Control” shall mean the occurrence, at any time during the specified term of an Award granted under the Plan, of any of the following events:

(a) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity (other than the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company), or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors;

(b) the Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other legal person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

(c) the Company sells all or substantially all of its business and/or assets to another corporation or other legal person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors; or

(d) during any period of two consecutive years or less, individuals who at the beginning of such period constituted the Board (and any new Directors, whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose appointment, election or nomination for election was so approved) cease for any reason to constitute a majority of the Board.

Section 11. Postponement.

The Board may postpone any grant or settlement of an Award, including the exercise of a Stock Option or SAR, for such time as the Board in its sole discretion may deem necessary in order to permit the Company:

(a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to an Award, including upon the exercise of a Stock Option or SAR, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(b) to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

(c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of an Award and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

Section 12. Payment of Taxes.

In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock or cash amount to the Participant in connection therewith, the Company may require the Participant to pay the Company an amount equal to the minimum amount of the tax the Company or any Subsidiary may be required to withhold to obtain a deduction for federal, state or local income tax purposes as a result of such Award or to comply with applicable law. The Board in its sole discretion may make available one or more of the following alternatives for the payment of such taxes:

(a) in cash;

(b) in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes;

(c) by directing the Company to withhold the number of shares of Common Stock otherwise issuable in connection with the Award that have an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld;

(d) by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or

(e) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

Section 13. Nontransferability.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than:

(a) by will or by the laws of descent and distribution;

(b) pursuant to the terms of a qualified domestic relations order to which the Participant is a party that meets the requirements of any relevant provisions of the Code; or

(c) as permitted by the Board with respect to a NSO transferable by the Participant during his or her lifetime for no consideration to (i) the Participant’s spouse or lineal descendant, (ii) the trustee of a trust established for the primary benefit of the Participant’s spouse or lineal descendant, (iii) a partnership of which the Participant’s spouse and lineal descendants are the only partners, or (iv) a tax-exempt organization as described in Code Section 501(c)(3).

In each case, the transfer shall be for no value, and the other terms and conditions applicable to the transferability of the Award shall be established by the Board.

Section 14. Termination or Amendment of Plan and Award Agreements.

14.1 Termination or Amendment of Plan.

(a) Except as described in Section 14.3 below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. Subject to the foregoing, the Board may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b) The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Key Employees who are located outside of the United States to participate in the Plan.

14.2 Amendment of Award Agreements.

The Board shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

14.3 Repricing of Stock Options or SARs.

Notwithstanding the foregoing, any amendment to the Plan or any outstanding Stock Option Agreement or SAR Agreement that results in the repricing of Stock Options or SARs shall not be effective without prior approval of the stockholders of the Company. For this purpose, repricing includes a reduction in the exercise price of a Stock Option or SAR or the cancellation of a Stock Option or SAR in exchange for cash, Stock Options or SARs with an exercise price less than the exercise price of the cancelled Stock Options or SARs, other Awards or any other consideration provided by the Company.

Section 15. No Contract of Employment.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 16. Applicable Law.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of the State of Delaware, without regard to the conflict of law provisions of any state, and with the relevant provisions of the Code and regulations issued thereunder.

Section 17. Effective Date and Term of Plan.

17.1 Effective Date.

The Plan was adopted by the Board on February 10, 2010, and will be effective upon the approval of the Plan by the stockholders of the Company at the Company’s annual meeting of stockholders held on May 11, 2010 and any adjournment or postponement thereof.

17.2 Term of Plan.

Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after the 10th anniversary of the Plan’s effective date as described in Section 17.1 above.

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 11, 2010.
Vote by Internet
• Log on to the Internet and go to www.envisionreports.com/NWL2010
• Have your proxy card ready.
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Have your proxy card ready.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors:
			For	Against	Abstain				For	Against	Abstain				For	Against	Abstain	+
01	-	Scott S. Cowen (To serve a 3 year term)	☐	☐	☐	02	-	Cynthia A. Montgomery (To serve a 3 year term)	☐	☐	☐	03	-	Michael B. Polk (To serve a 3 year term)	☐	☐	☐
			For	Against	Abstain
04	-	Michael A. Todman (To serve a 3 year term)	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Approve the Newell Rubbermaid Inc. 2010 Stock Plan.	☐	☐	☐	3.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2010.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.	☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signature is by a corporation, a duly authorized officer should sign in full corporate name. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.
/ /

Newell Rubbermaid encourages you to take advantage of a convenient way to vote your shares electronically, by either telephone or the Internet.

Your vote by telephone or through the Internet authorizes the proxies named on the front of this proxy card in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares by either of these electronic means, there is no need for you to mail back your proxy card. By signing this proxy card or voting by telephone or through the Internet, you acknowledge receipt of the Notice of Annual Meeting of Stockholders to be held May 11, 2010 and the Proxy Statement dated April 1, 2010.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Newell Rubbermaid Inc.

Proxy Solicited by the Board of Directors for Annual Meeting of Stockholders to be held May 11, 2010

The undersigned hereby appoints Michael R. Peterson and John K. Stipancich, and each of them individually, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Annual Meeting of Stockholders of NEWELL RUBBERMAID INC. to be held May 11, 2010, and at any adjournments or postponements thereof, on the election of directors and each of the other proposals listed on the reverse side.

This proxy revokes all previous proxies. The proxies named above are authorized to vote in their discretion with respect to any other matters that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. It is important that your shares are represented at this meeting, whether or not you plan to attend the meeting in person. To make sure that your shares are represented, we encourage you to sign, date and return this card, or vote your shares by using either of the electronic means described on the reverse side.

When this Proxy is properly executed, the shares to which it relates will be voted in the manner directed herein. If no direction is made, the shares will be voted FOR the election of all director candidates nominated by the Board of Directors, FOR proposal (2) on the reverse side, FOR proposal (3) on the reverse side and in the discretion of the persons named as proxies with respect to any other matters that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

(Items to be voted appear on reverse side)